                                                                  Exhibit 10.1

                                    (The Company has applied to the Commission
                                                 for confidential treatment of
                                              certain portions of this exhibit)


                         AIRBUS A330 PURCHASE AGREEMENT


                          Dated as of December 21, 2000


                                     between


                                 AVSA, S.A.R.L.,


                                       and


                            NORTHWEST AIRLINES, INC.

                                 C O N T E N T S

         CLAUSES                    TITLE                                                 PAGE
         -------                    -----                                                 ----
          0                         PURCHASE AGREEMENT                                      3

          1                         DEFINITIONS                                             4

          2                         SALE AND PURCHASE                                      10

          3                         CHANGES                                                11

          4                         PRICE                                                  13

          5                         PRICE REVISION                                         17

          6                         PAYMENT TERMS                                          18

          7                         PLANT REPRESENTATIVES - INSPECTION                     20

          8                         NORTHWEST'S ACCEPTANCE                                 22

          9                         DELIVERY                                               26

         10                         EXCUSABLE DELAY                                        28

         11                         INEXCUSABLE DELAY                                      32

         12                         WARRANTIES AND SERVICE LIFE POLICY                     34

         13                         PATENT INDEMNITY                                       57

         14                         TECHNICAL PUBLICATIONS                                 61

         15                         FIELD ASSISTANCE                                       62

         16                         TRAINING AND TRAINING AIDS                             63

         17                         VENDORS' PRODUCT SUPPORT                               64

         18                         BUYER FURNISHED EQUIPMENT AND DATA                     65


                                                                             ii



                                 C O N T E N T S

       CLAUSES                      TITLE                                                 PAGE
       -------                      -----                                                 ----
         19                         ASSIGNMENT                                             68

         20                         DATA RETRIEVAL                                         70

         21                         TERMINATION FOR CERTAIN EVENTS                         71

         22                         MISCELLANEOUS PROVISIONS                               73


                                                                            iii


                                   C O N T E N T S

EXHIBITS
--------
EXHIBIT A                           STANDARD SPECIFICATION

EXHIBIT B                           A330-300 OPTIONS SUMMARY

EXHIBIT C                           SCN FORM

EXHIBIT D                           AIRFRAME PRICE REVISION FORMULA

EXHIBIT E (GE)                      GENERAL ELECTRIC PRICE REVISION FORMULA

EXHIBIT E (PW)                      PRATT & WHITNEY PRICE REVISION FORMULA

EXHIBIT E (RR)                      ROLLS ROYCE PRICE REVISION FORMULA

EXHIBIT F                           CERTIFICATE OF ACCEPTANCE

EXHIBIT G                           SELLER SERVICE LIFE POLICY

EXHIBIT H                           BILL OF SALE


                                                                               1

                                                  C O N T E N T S

LETTER AGREEMENTS
-----------------

LETTER AGREEMENT No. 1     PURCHASE INCENTIVES

LETTER AGREEMENT No. 2     OPTIONS AND FLEXIBILITY

LETTER AGREEMENT No. 3     CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT) GUARANTEE

LETTER AGREEMENT No. 4     DISPATCH RELIABILITY GUARANTEE

LETTER AGREEMENT No. 5A    PERFORMANCE GUARANTEES FOR GENERAL ELECTRIC POWERED
                           AIRCRAFT

LETTER AGREEMENT No. 5B    PERFORMANCE GUARANTEES FOR PRATT & WHITNEY POWERED
                           AIRCRAFT

LETTER AGREEMENT No. 5C    PERFORMANCE GUARANTEES FOR ROLLS ROYCE POWERED
                           AIRCRAFT

LETTER AGREEMENT No. 6     A330-500

LETTER AGREEMENT No. 7     MISCELLANEOUS ISSUES

LETTER AGREEMENT No. 8     PREDELIVERY PAYMENTS

LETTER AGREEMENT No. 9     CUSTOMIZATION

LETTER AGREEMENT No. 10   (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT)

LETTER AGREEMENT No. 11    (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT)

                   P  U  R  C  H  A  S  E      A  G  R  E  E  M  E  N  T


This agreement is made this 21st day of December 2000


between
                  AVSA, a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at

                  2, rond-point Maurice Bellonte
                  31700 BLAGNAC
                  FRANCE


                  (hereinafter referred to as "AVSA")


and
                  Northwest Airlines, Inc., a corporation organized and existing under the laws of the State of Minnesota, United States of America, having its principal corporate offices located at

                  2700 Lone Oak Parkway
                  Eagan, Minnesota 55121, USA

                  (hereinafter referred to as "Northwest")


WHEREAS,

a)       Northwest wishes to purchase, and AVSA is willing to sell, twenty-four
         (24) firm Airbus Industrie A330-300 model aircraft, upon the terms and conditions herein provided;

b) AVSA is willing to grant Northwest options to purchase (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) option and CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITOES AND EXCHANGE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)GUARANTEE (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) purchase right Airbus A330-300 model aircraft, upon the terms and conditions herein provided;
         and

c) AVSA is a sales subsidiary of Airbus Industrie, G.I.E., and shall purchase the Aircraft from Airbus Industrie, G.I.E., for resale to Northwest.


NOW THEREFORE IT IS AGREED AS FOLLOWS:

1 -      DEFINITIONS

         For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following meanings:

A330 PRODUCT SUPPORT AGREEMENT - the Airbus Product Support Agreement for A330 Aircraft dated as of even date herewith among Northwest, ASCO and AVSA, together with all exhibits, appendixes and letter agreements thereto. (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         AFFILIATE - with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity, not including any of the Associated Contractors. For purposes of the preceding sentence, "control" of an entity shall mean the direct or indirect ownership of voting securities having the power to direct or cause the direction of the management and policies of such entity.

         AGREEMENT - this Airbus A330-300 Purchase Agreement, including all exhibits, appendixes and letter agreements attached hereto, as the same may be amended or modified and in effect from time to time.

         AIRCRAFT - any or all of the (i) Firm Aircraft, (ii) Option Aircraft that have been converted to a firm order, or (iii) Purchase Right Aircraft that have been converted to a firm order, to be purchased by AVSA and sold to Northwest pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

         AIRFRAME - any Aircraft, excluding the Propulsion Systems therefor.

         ASCO - Airbus Service Company, Inc., a corporation organized and existing under the laws of Delaware, having its registered office located at 198 Van Buren Street, Suite 300, Herndon, VA 20170, or any successor thereto.

         ASSOCIATED CONTRACTORS - collectively, the members and, for certain purposes, subcontractors of the Manufacturer from time to time, which members presently are:

         (1) EADS Airbus S.A. (formerly known as Aerospatiale Matra Airbus S.A.) ("Aerospatiale"), whose principal office is at 37, Boulevard de Montmorency
                  75016 Paris
                  France

                  or any successor thereto

         (2) Airbus UK Ltd , whose principal office is at Warwick House
                  PO Box 87
                  Farnborough Aerospace Centre
                  Farnborough
                  Hants GU14 6YU
                  England

                  or any successor thereto

         (3) Construcciones Aeronauticas S.A., whose principal office is at 404 Avenida de Aragon
                  28022 Madrid
                  Spain

                  or any successor thereto

         (4) EADS Airbus GmbH (formerly known as DaimlerChrysler Aerospace Airbus GmbH), whose principal office is at Kreetslag 10
                  Postfach 95 01 09
                  21111 Hamburg
                  Germany

                  or any successor thereto

         ATA SPECIFICATION 100 - the specification issued by the Air Transport Association of America relating to manufacturers' technical data.

         ATA SPECIFICATION 101 - the specification issued by the Air Transport Association of America relating to ground equipment technical data.

         ATA SPECIFICATION 102 - the specification issued by the Air Transport Association of America relating to software programs.

         ATA SPECIFICATION 200 - the specification issued by the Air Transport Association of America relating to integrated data processing.

         ATA SPECIFICATION 300 - the specification issued by the Air Transport Association of America relating to the packaging of spare parts shipments.

         ATA SPECIFICATION 2000 - the specification issued by the Air Transport Association of America relating to an industry-wide communication system linking suppliers and users for the purposes of spares provisioning, purchasing, order administration, invoicing and information or data exchange.

         ATA SPECIFICATION 2100 - the specification issued by the Air Transport Association of America relating to the standards for the presentation of technical information prepared as digital media (magnetic tape or CD
         ROM).

         AVSA-SUPPLIED BUYER FURNISHED EQUIPMENT - as referred to in Subclause
         18.7 of this Agreement.

         BASE PRICE - for any Aircraft, Airframe or Propulsion Systems, as defined in Subclause 4.1 of this Agreement.

         BUYER FURNISHED EQUIPMENT - for any Aircraft, all the items of equipment that shall be furnished by Northwest and installed in the Aircraft by AVSA, as defined in the Specification.

         DEVELOPMENT CHANGES - as defined in Subclause 3.2 of this Agreement.

         DGAC - the Direction Generale de l'Aviation Civile of France, or any successor agency thereto.

         EXCUSABLE DELAY - as defined in Subclause 10.1 of this Agreement.

         FAA - the U.S. Federal Aviation Administration, or any successor agency thereto.

         FAILURE - as defined in Subclause 12.2.1.2 of this Agreement.

         FINAL CONTRACT PRICE - as defined in Subclause 4.2 of this Agreement.

         FIRM AIRCRAFT - any or all of the twenty-four (24) Airbus Industrie A330-300 model aircraft to be purchased by AVSA and sold to Northwest pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

         IN-HOUSE WARRANTY - as defined in Subclause 12.1.7 (i) of this
         Agreement.

         IN-HOUSE WARRANTY LABOR RATE - as defined in Subclause 12.1.7(v)(a) of this Agreement.

         INTERFACE PROBLEM - as defined in Subclause 12.4.1 of this Agreement.

         ITEM - as defined in Subclause 12.2.1.1 of this Agreement.

         LIBOR - for each stated interest period, the rate determined on the basis of the offered rates for deposits in US dollars, which appear on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on the day that is two (2) days (other than a Saturday, Sunday or a day that is a legal holiday or a day on which banking institutions are authorized to close in the City of New York, New York, London, England, or Paris, France) before the first day of an interest period. If at least two (2) such offered rates appear on the Reuters Screen LIBO Page, the rate for that interest period shall be the arithmetic mean of such offered rates (rounded upwards, if necessary, to the nearest one hundred thousandth of a percentage point). If only one (1) offered rate appears, the rate for that interest period shall be the average (rounded upwards, if necessary, to the nearest one hundred thousandth of a percentage point) of the respective rates notified to AVSA by four (4) major banks in the London interbank market selected by AVSA and Northwest as the rate at which such bank is offered deposits in US dollars at or about 11:00 a.m., London time, on the date that is two (2) days (other than a Saturday, Sunday or a day that is a legal holiday or a day on which banking institutions are authorized to close in the City of New York, New York, London, England, or Paris, France) prior to the first day of such interest period in the interbank Eurodollar market on such date for that interest period and in a principal amount equal to an amount of not less than $1,000,000, provided, however, that if the banks selected as aforesaid are not quoting as set forth in this sentence, the rate in respect of such interest period shall be determined on the basis of LIBOR in effect for the previous interest period. "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or any successor to such page or service).

         MANUFACTURER - Airbus Industrie, a "Groupement d'Interet Economique" established under "Ordonnance" No. 67-821 dated September 23, 1967, of the Republic of France.

         MATERIAL BREACH - as defined in Subclause 21.1 of this Agreement.

OPTION AIRCRAFT - any or all of the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         Airbus Industrie A330-300 aircraft for which AVSA has granted Northwest an option to purchase (excluding the Purchase Right Aircraft), together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

         PREDELIVERY PAYMENT - any payment made against the Final Contract Price of an Aircraft in accordance with Subclause 6.2 of this Agreement.

         PRIME RATE - the rate of interest per annum publicly announced from time to time by Citibank, N.A. in New York, New York, as its prime or base or equivalent lending rate.

         PRODUCT SUPPORT AGREEMENTS - as referred to in Subclause 17.1.1 of this Agreement.

         PROPULSION SYSTEMS - the two (2) General Electric CF6-80-E1A3, Pratt & Whitney PW 4168A or Rolls Royce Trent 772B powerplants to be installed on an Aircraft at delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision
         22), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined), that have been sold to the Manufacturer by, as applicable, General Electric, Pratt & Whitney or Rolls Royce.

PURCHASE RIGHT AIRCRAFT - any or all of the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         Airbus Industrie A330-300 model aircraft for which Northwest has a purchase right, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

         RFC - as defined in Subclause 3.3 of this Agreement.

         SCN - as defined in Subclause 3.1 of this Agreement.

         SELLER FURNISHED EQUIPMENT - for any Aircraft, all of the items of equipment that shall be furnished by AVSA and installed in the Aircraft by AVSA, as defined in the Specification.

         SELLER SERVICE LIFE POLICY - as referred to in Subclause 12.2 of this Agreement.

         SPECIFICATION - as defined in Subclause 2.2 of this Agreement.

         STANDARD SPECIFICATION - as defined in Subclause 2.2 of this Agreement.

         VENDOR - each manufacturer (other than the manufacturer of the Propulsion Systems) and any successor thereof, of a component, equipment, accessory or part installed in an Aircraft at its delivery to Northwest under this Agreement, or any replacement therefor, other than a Warranted Part, and listed in the Supplier Product Support Agreements manual referred to in Subclause 12.3.1 of this Agreement.

         VENDOR COMPONENT - as defined in Subclause 12.4.3 of this Agreement.

         VENDOR PARTS - as defined in Subclause 12.3.1 of this Agreement.

         WARRANTED PART - as defined in Subclause 12.1.1 of this Agreement.

         WARRANTY CLAIM - as defined in Subclause 12.1.6(v) of this Agreement.

         WORKING DAY - with respect to any action to be taken hereunder, a day other than a Saturday, Sunday or other day designated as a holiday in the jurisdiction in which such action is required to be taken.

         The following rules of construction apply to this Agreement:

         (i) the definition of a singular shall apply to plurals of the same words;

         (ii)   "include" and "including" are not limiting;

         (iii) "hereby," "herein," "hereof," "hereunder," "the Agreement," "this Agreement," and any like words refer to this Agreement and not a particular Clause thereof; and

         (iv) a reference herein to a Clause, Subclause, Exhibit, Attachment or Appendix without further reference is to the relevant Clause, Subclause, Exhibit, Attachment or Appendix of this Agreement.

         Technical and trade terms not otherwise defined herein shall have the meanings assigned to them as generally accepted in the aircraft manufacturing industry.

2 -      SALE AND PURCHASE

2.1      GENERAL

         AVSA shall cause to be manufactured and shall sell and deliver, and Northwest shall buy and take delivery of, the Aircraft subject to the terms and conditions contained in this Agreement.

2.2      SPECIFICATION DOCUMENTS

         The Aircraft shall be manufactured in accordance with the A330-300 Standard Specification, Document No. G.000.03000, Issue 6, including Revision 1, dated July 15, 1998 (the "Standard Specification"). Such Standard Specification, a copy of which is annexed hereto as Exhibit A to this Agreement, as amended by the change orders set forth in Exhibit B hereto, is hereinafter referred to as the "Specification." The Specification may be further modified from time to time pursuant to the provisions of Clause 3 below.

2.3      CERTIFICATION

         Each Aircraft shall be delivered to Northwest with the Certificate of Airworthiness for Export issued by the DGAC and in a condition enabling Northwest (or a person eligible to obtain such certificate under then applicable law) to obtain at the time of delivery a Standard Airworthiness Certificate issued pursuant to Part 21 of the US Federal Aviation Regulations permitting Northwest to operate the Aircraft under
         Part 121 of the US Federal Aviation Regulations. AVSA shall have no obligation, whether before, at or after delivery of any Aircraft, to make any alterations to such Aircraft to enable such Aircraft to meet FAA requirements for non-standard operation on Northwest's routes. Except as set forth in this Subclause 2.3, AVSA shall not be required to obtain any other certificate or approval with respect to the Aircraft.

2.4 AVSA shall deliver each Aircraft with provisions suitable for that equipment required to be incorporated on such Aircraft to meet those additional requirements of the US Federal Aviation Regulations which
         (i) are generally applicable with respect to transport category aircraft to be used in United States certificated air carriage and (ii) are required to be complied with on or before the date of delivery of such Aircraft, provided that any required amendment to the Specification resulting from such additional requirements shall be set forth in an SCN which shall be effected as provided in Clause 3 hereof. Northwest shall cooperate with AVSA in complying with the foregoing requirements.

3 -      CHANGES

3.1      SPECIFICATION CHANGE NOTICES

         The Specification may be amended from time to time by a Specification Change Notice (each such Specification Change Notice being herein called an "SCN" and being in the form of Exhibit C hereto). Each SCN shall set forth in detail the particular changes to be made in the Specification, any materials to be deleted from the Aircraft by AVSA in connection with such SCN, and the effect, if any, of such changes on design, performance, weight, balance, time of delivery, Buyer Furnished Equipment and price of each Aircraft affected thereby and interchangeability or replaceability of parts. SCNs shall not be binding on either party until signed by persons duly authorized in writing by Northwest and AVSA, but upon being so signed shall constitute amendments to this Agreement.

3.2      DEVELOPMENT CHANGES

         The Specification may also be revised by AVSA without an SCN or Northwest's consent to incorporate Manufacturer-decided changes that are deemed necessary or useful to correct defects, improve the Aircraft or its process of manufacture, prevent delay, or ensure compliance with this Agreement and that do not increase the price or adversely affect the delivery, overall dimensions, guaranteed weight, maintenance requirements or performance of the Aircraft or adversely change the interchangeability or replaceability requirements of the Specification (hereinafter called "Development Changes"). AVSA shall notify Northwest of all Development Changes prior to incorporation in the Specification.

3.3      REQUESTS AND APPROVALS

3.3.1 In the event that Northwest requests a change to the Specification, AVSA shall issue a Request for Change (RFC) and carry out a feasibility study of such change. If AVSA determines that such RFC is feasible to incorporate, AVSA shall produce an SCN and submit such SCN to Northwest for Northwest's approval. If such SCN is rejected by Northwest, such RFC and proposed SCN shall be canceled without charge to Northwest.

3.3.2 In the event that Northwest requests AVSA in writing to incorporate a proposed change (excluding Development Changes) in an Aircraft and AVSA agrees to such request but the change is not subsequently made the subject of an SCN for any reason (other than AVSA's unreasonable refusal to sign the SCN or otherwise acting in bad faith), Northwest shall pay AVSA the full cost of design and other work resulting from such request and incurred by AVSA, provided that in the event AVSA's reasonable estimate of the cost of developing such proposed change is higher than US$ (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         AVSA shall have notified Northwest in writing within (CONFIDENTIAL MATERIAL

         OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) Working Days after AVSA's receipt of Northwest's request of such cost estimate and secured Northwest's agreement prior to incurring any such costs.

         In the event that Northwest requests AVSA in writing to proceed with a proposed change before any requisite approval of the DGAC and FAA has been obtained and such DGAC or FAA approval is not subsequently obtained, any SCN executed in connection with such proposed change shall be(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

3.4      SPECIFICATION CHANGES BEFORE DELIVERY

         If, pursuant to the promulgation of any applicable law or regulation, any change in the Specification has to be made before delivery of any Aircraft to enable Northwest to obtain a Standard Airworthiness Certificate for such Aircraft referred to in Subclause 2.3, AVSA shall make or cause to be made the required change or modification to the Aircraft. For each such change, the parties shall sign an SCN specifying the effect, if any, of such change on design, performance, weight, balance, time of delivery, and Buyer Furnished Equipment of each Aircraft affected thereby and interchangeability or replaceability of parts. If AVSA anticipates that the scheduled delivery of any Aircraft shall be postponed by reason of such change, the delivery date of such Aircraft as provided in Subclause 9.1 shall be extended to the extent of such postponement.

         The effect on price of such a change shall be borne by(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

3.5      SPECIFICATION CHANGES AFTER DELIVERY

         Subclause 3.4 shall not require AVSA to make any changes or modifications to or to make any payments or take any other action with respect to any Aircraft delivered to Northwest prior to the time any law or regulation referred to in Subclause 3.4 becomes effective. Any such changes or modifications made to an Aircraft after its delivery to Northwest shall be at Northwest's expense.

4 -      PRICE

4.1      BASE PRICE OF THE AIRCRAFT

         The Base Price of each Aircraft is the sum of:

         (i)      the Base Price of the Airframe, and

         (ii)     the Base Price of the Propulsion Systems.

4.1.1    BASE PRICE OF THE AIRFRAME

4.1.1.1 The Base Price of the Airframe shall be the sum of the Base Prices set forth below in (i), (ii) and (iii):

         (i) the Base Price of the Standard A330 Airframe, as defined in the Standard Specification set forth in Exhibit A hereto (excluding Buyer Furnished Equipment, Propulsion Systems and
                  SCNs), at delivery conditions prevailing in January 2000, which is:

                           US$ (CONFIDENTIAL MATERIAL OMITTED AND FILED
                           SEPARATELY WITH THE SECURITIES AND EXCHANGE
                           COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                           (US dollars(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)) and

         (ii) the Base Price of SCNs covering options selected by Northwest from Exhibit B, as it may be supplemented, which, at delivery conditions prevailing in January 2000, is estimated at:

                           US$ (CONFIDENTIAL MATERIAL OMITTED AND FILED
                           SEPARATELY WITH THE SECURITIES AND EXCHANGE
                           COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                           (US dollars-(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)), and

         (iii) the Base Price of seats and galleys, the price and scope for which will be agreed between AVSA and Northwest in an SCN.

4.1.1.2 The Base Price of the Airframe of each Aircraft shall be revised to the actual delivery date of such Aircraft in accordance with the Airframe Price Revision Formula set forth in Subclause 5.1 hereto.

4.1.2    BASE PRICE OF THE PROPULSION SYSTEMS

4.1.2.1 The Base Price of the Propulsion Systems (General Electric CF6-80-E1A3) and additional standard equipment at delivery conditions prevailing in January 2000 is:

                           US$ --(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                           (US dollars --(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)).

         Said Base Price has been calculated with reference to the Reference Price indicated by General Electric of US$(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) (US dollars --(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) )in accordance with delivery conditions prevailing in April 1998 (CPI 151.09).

         Said Reference Price is subject to adjustment to the date of delivery of the Aircraft in accordance with the General Electric Price Revision Formula set forth in Subclause 5.2 hereto.


4.1.2.1 The Base Price of the Propulsion Systems (Pratt & Whitney PW 4168A) and additional standard equipment at delivery conditions prevailing in January 2000 is:

                           US$ (CONFIDENTIAL MATERIAL OMITTED AND FILED
                           SEPARATELY WITH THE SECURITIES AND EXCHANGE
                           COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                           (US dollars --(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) ).

         Said Base Price has been calculated with reference to the Reference Price indicated by Pratt & Whitney of US$(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) (US dollars(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY

         WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)) in accordance with economic conditions prevailing in December 1998.

         Said Reference Price is subject to adjustment to the date of delivery of the Aircraft in accordance with the Pratt & Whitney Revision Formula set forth in Subclause 5.2 hereto.

4.1.2.1 The Base Price of the Propulsion Systems (Rolls Royce Trent 772B) and additional standard equipment at delivery conditions prevailing in January 2000 is:

                           US$ (CONFIDENTIAL MATERIAL OMITTED AND FILED
                           SEPARATELY WITH THE SECURITIES AND EXCHANGE
                           COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                           (US dollars(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) ).



         Said Base Price has been calculated with reference to the Reference Price indicated by Rolls Royce of US(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) (US dollars (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) ) in accordance with delivery conditions prevailing in January 2000.

         Said Reference Price is subject to adjustment to the date of delivery of the Aircraft in accordance with the Rolls Royce Revision Formula set forth in Subclause 5.2 hereto.

4.2      FINAL CONTRACT PRICE

         The Final Contract Price of an Aircraft shall be the sum of:

         (i) the Base Price of the Airframe constituting a part of such Aircraft, as adjusted to the date of delivery of such Aircraft in accordance with Subclause 5.1 of this Agreement;

         (ii)     the price (as of delivery conditions prevailing in January
                  2000), of any SCNs constituting a part of such Aircraft that are entered into pursuant to Clause 3 (excluding Subclause 3.4) after the date of execution of this Agreement, as adjusted to the date of delivery of such Aircraft in accordance with Subclause 5.1 of this Agreement;

         (iii) the Reference Price of the installed Propulsion Systems constituting a part of such Aircraft, as adjusted to the date of delivery of such Aircraft in accordance with Subclause 5.2 of this Agreement; and

         (iv) any other amount resulting from any other provisions of this Agreement and/or any other written agreement between Northwest and AVSA relating to the Aircraft and specifically making reference to the Final Contract Price of an Aircraft.

4.3      TAXES, DUTIES AND IMPOSTS

4.3.1 AVSA shall bear and pay the amount of any and all taxes, duties, imposts or similar charges of any nature whatsoever (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) that are
         (i) imposed upon Northwest, (ii) imposed upon AVSA with an obligation on Northwest to withhold or collect the amount thereof from AVSA or
         (iii) imposed upon Northwest with an obligation on AVSA to withhold or collect such amount from Northwest, and that are levied, assessed, charged or collected for or in connection with the fabrication, manufacture, modification, assembly, sale, delivery, use of or payment under this Agreement for any Aircraft, component, accessory, equipment or part delivered or furnished hereunder, provided such taxes, duties, imposts or similar charges have been levied, assessed, charged or collected under laws promulgated and enforceable in France (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

4.3.2 Northwest shall bear and pay the amount of any and all taxes, duties, imposts or similar charges of any nature whatsoever that are (i) imposed upon AVSA, (ii) imposed upon Northwest with an obligation on AVSA to collect the amount thereof for Northwest or (iii) imposed upon AVSA with an obligation for Northwest to withhold such amount from AVSA, and that are levied, assessed, charged or collected for or in connection with the fabrication, manufacture, modification, assembly, sale, delivery or use of or payment under this Agreement for any Aircraft, component, accessory, equipment or part delivered or furnished hereunder, provided such taxes, duties, imposts or similar charges have been levied, assessed, charged or collected under laws promulgated and enforceable in countries other than France (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) If Northwest is compelled by law to pay such taxes, duties, imposts or similar charges as a deduction or withholding , then Northwest shall ensure that the sums received by AVSA under this Agreement shall be equal to the full amounts expressed to be due AVSA hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, duties or charges of whatever nature, and Northwest shall pay such additional amounts as may be necessary so that the net amount received by AVSA after such deduction or withholding shall equal the amounts that would have been received in the absence of such deduction or withholding.

4.3.3 AVSA shall in its own name do all things necessary with respect to the export of the Aircraft from France and shall pay any customs duties, taxes and fees required to be paid with respect to such export of the Aircraft which are imposed under laws promulgated and enforceable in France(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

4.3.4 It is expressly understood and agreed that AVSA's undertaking in Subclause 4.3.1 shall not apply to taxes, duties, imposts or similar charges of any nature whatsoever, relating to the use of or payment for any Aircraft (excluding income, franchise, and doing business taxes imposed on AVSA), component, accessory, equipment or part delivered or furnished under this Agreement in the United States of America.

4.3.5 It is expressly understood and agreed that Northwest's undertaking in Subclause 4.3.2 shall not apply to taxes imposed on AVSA that are based on or measured by gross or net income or receipts or that are based on or measured by AVSA's doing business, capital or net worth, or other taxes, however denominated, in the nature of such taxes.

5 -      PRICE REVISION

5.1      AIRFRAME PRICE REVISION FORMULA

         The Base Price of each Airframe for each Aircraft shall be revised to the actual delivery date of such Aircraft in accordance with the revision formula set forth in the Airframe Price Revision Formula attached hereto in Exhibit D.

5.2      PROPULSION SYSTEMS PRICE REVISION FORMULA

         The Reference Price of the Propulsion Systems shall be revised to the actual delivery date of the Aircraft on which such Propulsion Systems are installed in accordance with the revision formula set forth in Exhibit E hereto.

6 -      PAYMENT TERMS

6.1 Northwest shall pay all sums due hereunder in immediately available funds in United States dollars by credit to Credit Lyonnais, New York Branch, for transfer by Credit Lyonnais to AVSA's account with Credit Lyonnais at 1, Esplanade Compans Caffarelli, 31000 Toulouse, France, or to such other account at any New York Clearing House Member Bank as AVSA shall designate by notice to Northwest.

6.2      PREDELIVERY PAYMENTS

         Predelivery Payments shall be paid by Northwest to AVSA for each Aircraft in accordance with the provisions of this Agreement.

6.3      PAYMENT OF FINAL CONTRACT PRICE

         Concurrently with the delivery of each Aircraft, Northwest shall pay to AVSA the Final Contract Price therefor, less the total amount of the Predelivery Payments theretofore received by AVSA for such Aircraft under Subclause 6.2 above. AVSA's receipt of the full amount of such payments shall be a condition precedent to AVSA's obligation to deliver such Aircraft.

6.4      PAYMENT OF OTHER AMOUNTS

6.4.1 Unless otherwise expressly provided for herein, any payments due hereunder or in respect of an Aircraft in addition to those referred to in Subclauses 6.2 and 6.3 above shall be paid by Northwest concurrently with the delivery of the corresponding Aircraft or, if invoiced after delivery of such Aircraft, within (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)after the invoice date. AVSA and Northwest agree that with respect to payments to be made under this Subclause 6.4.1, and for the purposes of Clause 21, Northwest shall not be deemed to be in default unless such payment is not made within (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)after invoice date.

6.4.2 Notwithstanding any other rights AVSA may have at contract or at law, Northwest and AVSA hereby agree that should any amount under this Agreement become due and payable by Northwest, and not be paid in full in immediately available funds on the date due (unless contested by Northwest in good faith), then AVSA shall have the right to debit and apply, in whole or in part, the unused amount of any credit made available by AVSA to Northwest against such unpaid amount. AVSA shall promptly notify Northwest in writing after such debiting and application.

6.5      OVERDUE PAYMENTS

         If any payment due AVSA is not received by AVSA on the date or dates as agreed upon between Northwest and AVSA, AVSA shall have the right to claim from Northwest, and Northwest shall promptly pay to AVSA, upon receipt of such claim, interest (on the basis of a 365 day year) at a rate per annum equal to the sum of (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) on the amount of such overdue payment, to be calculated from and including the due date of such payment to (but excluding) the date such payment is received by AVSA. AVSA's right to receive such interest shall be in addition to any other rights of AVSA hereunder or at law.

6.6      REFUND OF PREDELIVERY PAYMENTS

         Northwest shall have no right to any refund of any deposit or Predelivery Payment received by AVSA, except as provided under this Agreement.

6.7      PROPRIETARY INTEREST

         Northwest shall not, by virtue of anything contained in this Agreement (including, without limitation, any Predelivery Payments hereunder, or any designation or identification by AVSA of a particular Aircraft as an Aircraft to which any of the provisions of this Agreement refer), and notwithstanding any provision of law to the contrary, acquire any proprietary, insurable or other interest whatsoever in any Aircraft prior to delivery of and payment in full for such Aircraft as provided in this Agreement.

6.8      TENDER OF DELIVERY

         In addition to any other rights and remedies available to AVSA, AVSA shall not be obligated to tender delivery of any Aircraft to Northwest and shall have no further liability to Northwest with respect thereto, if Northwest fails to make any Predelivery Payment (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)or if AVSA has terminated this Agreement pursuant to Clause 21.

6.9      PAYMENT IN FULL

         Except as provided for herein (including, but not limited to, Subclause 4.3), Northwest's obligation to make payments to AVSA hereunder shall not be affected by and shall be determined without regard to any set off, counterclaim, recoupment, defense or other right that Northwest may have against AVSA and all such payments shall be made without deduction or withholding of any kind.

7 -      PLANT REPRESENTATIVES - INSPECTION

7.1      INSPECTION PROCEDURES

7.1.1 All work to be carried out on the Aircraft and all materials and parts thereof shall at all reasonable times during business hours be open to inspection by duly authorized representatives of Northwest or its designee at the respective works of the Associated Contractors and, if possible, at the works of their respective subcontractors, and such representatives shall, to carry out the aforesaid inspection, have access to such relevant technical data as is reasonably necessary for this purpose (except that, if access to any part of the respective works where construction is in progress or materials or parts are stored is restricted for security reasons, the Associated Contractors shall be allowed a reasonable time to make the items available for inspection elsewhere). The procedures for such inspections shall be agreed upon between AVSA's and Northwest's representatives prior to any inspection.

7.1.2 For the purposes of Subclause 7.1.1 above and commencing with the date of this Agreement until the delivery of the last Aircraft, AVSA shall furnish free-of-charge adequate secretarial assistance and suitable space, office equipment and facilities in or conveniently located with respect to Aerospatiale's works in Toulouse, France, for the use of not more than four (4) representatives of Northwest during the aforementioned period(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

7.1.3 All inspections, examinations and discussions with AVSA's, the Associated Contractors' or their respective subcontractors' engineering or other personnel by Northwest and its said representatives shall be performed in such manner as not to delay or hinder the work to be carried out on the Aircraft or the proper performance of this Agreement. In no event shall Northwest or its representatives be permitted to inspect any aircraft other than the Aircraft.

7.2      INDEMNITY

         SELLER'S INDEMNITY

         AVSA SHALL INDEMNIFY AND HOLD HARMLESS NORTHWEST, ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES (I) FOR ALL INJURIES TO AND DEATHS OF PERSONS (EXCEPTING INJURIES TO OR DEATH OF NORTHWEST'S REPRESENTATIVES PARTICIPATING IN ANY TESTS, CHECKOUTS OR INSPECTIONS UNDER THIS CLAUSE 7) CAUSED BY NORTHWEST OR ITS REPRESENTATIVES, AND
         (II) FOR ANY LOSS OF OR DAMAGE TO PROPERTY (EXCEPTING LOSS OF OR DAMAGE TO PROPERTY OF NORTHWEST'S SAID REPRESENTATIVES) CAUSED BY NORTHWEST OR ITS REPRESENTATIVES, IN EITHER CASE WHEN ARISING OUT OF OR IN

         CONNECTION WITH ANY SUCH TESTS, CHECKOUTS, OR INSPECTIONS UNDER THIS CLAUSE 7. THIS INDEMNITY OF AVSA SHALL NOT APPLY FOR ANY SUCH LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISING OUT OF OR CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF NORTHWEST'S SAID REPRESENTATIVES.

         NORTHWEST SHALL INDEMNIFY AND HOLD HARMLESS AVSA, THE MANUFACTURER, EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE SUBCONTRACTORS AND THEIR RESPECTIVE OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES (I) FOR INJURIES TO OR DEATHS OF NORTHWEST'S REPRESENTATIVES PARTICIPATING IN ANY TESTS, CHECKOUTS, OR INSPECTIONS UNDER THIS CLAUSE 7, (II) FOR LOSS OF OR DAMAGE TO PROPERTY OF NORTHWEST'S SAID REPRESENTATIVES, AND (III) ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF NORTHWEST'S SAID REPRESENTATIVES. WITH RESPECT TO SUBCLAUSES (I) AND
         (II) OF THE PRECEDING SENTENCE, NORTHWEST SHALL NOT BE OBLIGATED TO INDEMNIFY OR HOLD HARMLESS AVSA WHERE THE LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISE FROM AVSA'S NEGLIGENCE OR WILLFUL MISCONDUCT.

         IN THE EVENT ANY CLAIM IS MADE OR LAWSUIT IS BROUGHT AGAINST EITHER PARTY (OR ITS RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES) FOR DAMAGES FOR DEATH OR INJURY, OR FOR PROPERTY DAMAGE, THE LIABILITY FOR WHICH HAS BEEN ASSUMED BY THE OTHER PARTY PURSUANT TO THIS SUBCLAUSE 7.2, THE FORMER (INDEMNITEE) SHALL PROMPTLY GIVE NOTICE TO THE OTHER PARTY (INDEMNITOR), AND THE INDEMNITOR SHALL ASSUME AND CONDUCT THE DEFENSE THEREOF, AND SHALL HAVE THE RIGHT TO EFFECT ANY SETTLEMENT WHICH IT, IN ITS OPINION, DEEMS PROPER AND WHICH IMPOSES NO LIABILITY OR OTHER OBLIGATION ON THE INDEMNITEE.

         IN THE EVENT THAT THE INDEMNITOR DOES NOT ASSUME AND CONDUCT THE DEFENSE OF THE CLAIM OR LAWSUIT, THEN THE INDEMNITEE SHALL HAVE THE RIGHT TO PROCEED WITH DEFENSE OF THE CLAIM OR LAWSUIT AS IT DEEMS APPROPRIATE AND SHALL HAVE AN ACTION AGAINST THE INDEMNITOR FOR ANY JUDGMENTS, SETTLEMENTS, COSTS OR EXPENSES INCURRED IN CONDUCTING SAID DEFENSE. FOR THE PURPOSE OF THIS SUBCLAUSE 7.2, A CLAIM OR LAWSUIT AGAINST THE MANUFACTURER OR ANY OF THE ASSOCIATED CONTRACTORS OR ANY OF THEIR RESPECTIVE SUBCONTRACTORS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES SHALL BE DEEMED TO BE A LAWSUIT AGAINST AVSA.
                                                                    24

8 -      NORTHWEST'S ACCEPTANCE

8.1      ACCEPTANCE PROCEDURES

8.1.1 AVSA or any Affiliate thereof acting as AVSA's designee shall give to Northwest not less than (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) days prior written notice of the proposed time when acceptance tests of an Aircraft shall be conducted, and, in the event that Northwest elects to attend such tests, Northwest shall comply with the reasonable requirements of AVSA with the intention of completing all tests within(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) Working Days after commencement. The tests shall take place at Aerospatiale's works in Toulouse, France, and shall be carried out by the personnel of the Manufacturer (accompanied, if Northwest so wishes, by representatives of Northwest up to a total of (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)acting as observers, of whom not more than (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)shall have access to the cockpit at any one time). During flight tests, these representatives shall comply with the instructions of the Manufacturer's representatives. The Manufacturer shall not normally be required in the course of such acceptance tests to fly any of the Aircraft for more than an aggregate of(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) hours.

8.1.2 AVSA shall offer to Northwest a briefing prior to acceptance of each Aircraft and (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)hour simulator session for(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) pilots, prior to acceptance of the first Aircraft. This briefing shall provide specific information related to acceptance flights.

8.1.3 The acceptance tests must demonstrate the satisfactory functioning of the Aircraft at the time of delivery in accordance with the Specification (except for immaterial variances from the Specification). In the event that Northwest, after having received proper notice in accordance with Subclause 8.1.1, does not attend the tests scheduled for an Aircraft or fails to so cooperate, AVSA may complete them in the absence of Northwest, whereupon Northwest shall be deemed to have accepted the tests, if such tests demonstrate the satisfactory functioning of the Aircraft as aforesaid, and AVSA shall furnish such data with respect to such tests as Northwest may reasonably request.

8.1.4 If the acceptance tests for an Aircraft are not successfully completed or there is a defect, Northwest, within(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) Working Days after such tests, shall give notice to AVSA specifying such unsuccessful completion or defect. Thereafter AVSA shall, without hindrance from Northwest, carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft for new acceptance tests to demonstrate the elimination of the defect, such tests to be held and carried out in accordance with Subclause 8.1, provided, however, that rather than accept a delay in delivery of any such Aircraft, Northwest and AVSA may agree to deliver such Aircraft with subsequent correction of the defect by Northwest(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

8.2      USE OF AIRCRAFT

         AVSA shall be entitled to use any Aircraft prior to its delivery to
Northwest:

         (i) without Northwest's prior consent, to the extent necessary to carry out the normal manufacturing process of the Aircraft (but in no event for more than (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)flight hours in the case of each Aircraft),

         (ii) without Northwest's prior consent, to obtain the certificates required under Clause 2 hereof (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) , or

         (iii) with Northwest's prior consent (such consent not to be unreasonably withheld), for the purposes of demonstration flights to third parties (the "Demonstration Flights").

         Such use shall not affect either AVSA's obligation to deliver any Aircraft hereunder or Northwest's obligation to accept delivery of any Aircraft hereunder. (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Northwest shall accept delivery of any Aircraft used in accordance with this Subclause 8.2 without any reduction in price for depreciation, or wear and tear resulting from such use.

8.3      CERTIFICATE OF ACCEPTANCE

         When the Aircraft is "ready for delivery" as defined below in Subclause 9.2, Northwest shall forthwith give to AVSA a signed Certificate of Acceptance in the form attached as Exhibit F in respect of the relevant Aircraft. Should Northwest fail to so deliver the said Certificate, then Northwest shall be deemed to be in default as though it had without cause rejected delivery of such Aircraft when duly tendered to it hereunder and shall thereafter bear all costs and expenses resulting from such delay in delivery.

8.4      FINALITY OF ACCEPTANCE

         Northwest's acceptance of delivery of each Aircraft shall constitute waiver by Northwest of any right it may have under the Uniform Commercial Code as adopted by the State of New York or otherwise to revoke such acceptance for any reason, whether known or unknown to Northwest at the time of acceptance.

8.5      INDEMNITY

8.5.1    SCOPE

         IN CONNECTION WITH THE PROVISION OF SERVICES UNDER THIS CLAUSE 8, AVSA AND NORTHWEST PROVIDE THE INDEMNITIES SET FORTH IN SUBCLAUSES 8.5.2 AND 8.5.3.

8.5.2    AVSA'S INDEMNITY

         AVSA SHALL INDEMNIFY AND HOLD HARMLESS NORTHWEST, ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES

         (I) FOR ALL INJURIES TO AND DEATHS OF PERSONS (EXCEPTING INJURIES TO AND DEATHS OF NORTHWEST'S REPRESENTATIVES PARTICIPATING IN ANY GROUND OR FLIGHT TESTS UNDER THIS CLAUSE 8) CAUSED BY NORTHWEST OR ITS REPRESENTATIVES, AND

         (II) FOR ANY LOSS OF OR DAMAGE TO PROPERTY (EXCEPTING LOSS OF OR DAMAGE TO PROPERTY OF NORTHWEST'S SAID REPRESENTATIVES) CAUSED BY NORTHWEST OR ITS REPRESENTATIVES,

         IN EITHER CASE WHEN ARISING OUT OF OR IN CONNECTION WITH THE OPERATION OF THE AIRCRAFT DURING ANY GROUND OR FLIGHT TESTS UNDER THIS CLAUSE 8.

         THIS INDEMNITY OF AVSA SHALL NOT APPLY FOR ANY SUCH LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISING OUT OF OR CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF NORTHWEST'S SAID REPRESENTATIVES.

8.5.3    NORTHWEST'S INDEMNITY

         NORTHWEST SHALL INDEMNIFY AND HOLD HARMLESS AVSA, THE MANUFACTURER, EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE SUBCONTRACTORS AND EACH OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES

         (I) FOR INJURIES TO OR DEATHS OF NORTHWEST'S SAID REPRESENTATIVES PARTICIPATING IN ANY GROUND OR FLIGHT TESTS UNDER THIS CLAUSE 8,

         (II) FOR LOSS OF OR DAMAGE TO PROPERTY OF NORTHWEST'S SAID REPRESENTATIVES, AND

         (III) ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF NORTHWEST'S SAID REPRESENTATIVES.

         WITH RESPECT TO SUBCLAUSES (I) AND (II) OF THE PRECEDING SENTENCE, NORTHWEST SHALL NOT BE OBLIGATED TO INDEMNIFY OR HOLD HARMLESS AVSA WHERE THE LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISE FROM AVSA'S NEGLIGENCE OR WILLFUL MISCONDUCT.

8.5.4    CLAIMS

         IN THE EVENT ANY CLAIM IS MADE OR LAWSUIT IS BROUGHT AGAINST EITHER PARTY (OR ITS RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES) FOR DAMAGES FOR DEATH OR INJURY OR FOR PROPERTY DAMAGE, THE LIABILITY FOR WHICH HAS BEEN ASSUMED BY THE OTHER PARTY PURSUANT TO THIS SUBCLAUSE 8.5, THE FORMER (INDEMNITEE) SHALL PROMPTLY GIVE NOTICE TO THE OTHER PARTY (INDEMNITOR), AND THE INDEMNITOR SHALL ASSUME AND CONDUCT THE DEFENSE THEREOF, AND SHALL EFFECT ANY SETTLEMENT WHICH IT, IN ITS OPINION, DEEMS PROPER AND WHICH DOES NOT IMPOSE ANY LIABILITY OR OTHER OBLIGATION ON THE INDEMNITEE.

         IN THE EVENT THAT THE INDEMNITOR DOES NOT ASSUME AND CONDUCT THE DEFENSE OF THE CLAIM OR SUIT, THEN THE INDEMNITEE SHALL HAVE THE RIGHT TO PROCEED WITH DEFENSE OF THE CLAIM OR LAWSUIT AS IT DEEMS APPROPRIATE AND SHALL HAVE AN ACTION AGAINST THE INDEMNITOR FOR ANY JUDGMENTS, SETTLEMENTS, COSTS OR EXPENSES INCURRED IN CONDUCTING SAID DEFENSE (INCLUDING LEGAL FEES AND RELATED EXPENSES AS WELL AS THOSE COSTS INCURRED BY IT ESTABLISHING ITS RIGHT TO INDEMNIFICATION HEREUNDER). FOR THE PURPOSE OF THIS SUBCLAUSE 8.5, A CLAIM OR LAWSUIT AGAINST THE MANUFACTURER OR ANY OF THE ASSOCIATED CONTRACTORS OR ANY OF THEIR RESPECTIVE SUBCONTRACTORS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES SHALL BE DEEMED TO BE A LAWSUIT AGAINST AVSA.

9 -      DELIVERY

9.1      DELIVERY SCHEDULE

         Subject to the provisions of this Agreement, AVSA shall have the Firm Aircraft ready for delivery at Aerospatiale's works in Toulouse, France, and Northwest shall accept the same, during the months set forth below. (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

      ................ .......................... .............. .............. ..........................

       AIRCRAFT NO.     MONTH/YEAR OF DELIVERY                   AIRCRAFT NO.    MONTH/YEAR OF DELIVERY
      ................ .......................... .............. .............. ..........................
                       (CONFIDENTIAL MATERIAL                                   (CONFIDENTIAL MATERIAL
             1         OMITTED AND FILED                              13        OMITTED AND FILED
                       SEPARATELY WITH THE                                      SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE                                  SECURITIES AND EXCHANGE
                       COMMISSION PURSUANT TO A                                 COMMISSION PURSUANT TO A
                       REQUEST FOR CONFIDENTIAL                                 REQUEST FOR CONFIDENTIAL
                       TREATMENT)2003                                           TREATMENT)  2004
      ................ .......................... .............. .............. ..........................
                       (CONFIDENTIAL MATERIAL                                   (CONFIDENTIAL MATERIAL
             2         OMITTED AND FILED                              14        OMITTED AND FILED
                       SEPARATELY WITH THE                                      SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE                                  SECURITIES AND EXCHANGE
                       COMMISSION PURSUANT TO A                                 COMMISSION PURSUANT TO A
                       REQUEST FOR CONFIDENTIAL                                 REQUEST FOR CONFIDENTIAL
                       TREATMENT)2003                                           TREATMENT)2004
      ................ .......................... .............. .............. ..........................

                                                                    30




      ................ .......................... .............. .............. ..........................
                       (CONFIDENTIAL MATERIAL                                   (CONFIDENTIAL MATERIAL
             3         OMITTED AND FILED                              15        OMITTED AND FILED
                       SEPARATELY WITH THE                                      SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE                                  SECURITIES AND EXCHANGE
                       COMMISSION PURSUANT TO A                                 COMMISSION PURSUANT TO A
                       REQUEST FOR CONFIDENTIAL                                 REQUEST FOR CONFIDENTIAL
                       TREATMENT)2003                                           TREATMENT)2005
      ................ .......................... .............. .............. ..........................
                       (CONFIDENTIAL MATERIAL                                   (CONFIDENTIAL MATERIAL
             4         OMITTED AND FILED                              16        OMITTED AND FILED
                       SEPARATELY WITH THE                                      SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE                                  SECURITIES AND EXCHANGE
                       COMMISSION PURSUANT TO A                                 COMMISSION PURSUANT TO A
                       REQUEST FOR CONFIDENTIAL                                 REQUEST FOR CONFIDENTIAL
                       TREATMENT)2003                                           TREATMENT)2005
      ................ .......................... .............. .............. ..........................

                                                                    31




      ................ .......................... .............. .............. ..........................
                       (CONFIDENTIAL MATERIAL                                   (CONFIDENTIAL MATERIAL
             5         OMITTED AND FILED                              17        OMITTED AND FILED
                       SEPARATELY WITH THE                                      SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE                                  SECURITIES AND EXCHANGE
                       COMMISSION PURSUANT TO A                                 COMMISSION PURSUANT TO A
                       REQUEST FOR CONFIDENTIAL                                 REQUEST FOR CONFIDENTIAL
                       TREATMENT)2003                                           TREATMENT)2005
      ................ .......................... .............. .............. ..........................
                       (CONFIDENTIAL MATERIAL                                   (CONFIDENTIAL MATERIAL
             6         OMITTED AND FILED                              18        OMITTED AND FILED
                       SEPARATELY WITH THE                                      SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE                                  SECURITIES AND EXCHANGE
                       COMMISSION PURSUANT TO A                                 COMMISSION PURSUANT TO A
                       REQUEST FOR CONFIDENTIAL                                 REQUEST FOR CONFIDENTIAL
                       TREATMENT)2003                                           TREATMENT)2005
      ................ .......................... .............. .............. ..........................

                                                                    32




      ................ .......................... .............. .............. ..........................
                       (CONFIDENTIAL MATERIAL                                   (CONFIDENTIAL MATERIAL
             7         OMITTED AND FILED                              19        OMITTED AND FILED
                       SEPARATELY WITH THE                                      SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE                                  SECURITIES AND EXCHANGE
                       COMMISSION PURSUANT TO A                                 COMMISSION PURSUANT TO A
                       REQUEST FOR CONFIDENTIAL                                 REQUEST FOR CONFIDENTIAL
                       TREATMENT)2004                                           TREATMENT)2005
      ................ .......................... .............. .............. ..........................
                       (CONFIDENTIAL MATERIAL                                   (CONFIDENTIAL MATERIAL
             8         OMITTED AND FILED                              20        OMITTED AND FILED
                       SEPARATELY WITH THE                                      SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE                                  SECURITIES AND EXCHANGE
                       COMMISSION PURSUANT TO A                                 COMMISSION PURSUANT TO A
                       REQUEST FOR CONFIDENTIAL                                 REQUEST FOR CONFIDENTIAL
                       TREATMENT)2004                                           TREATMENT)2005
      ................ .......................... .............. .............. ..........................

                                                                    33




      ................ .......................... .............. .............. ..........................
                       (CONFIDENTIAL MATERIAL                                   (CONFIDENTIAL MATERIAL
             9         OMITTED AND FILED                              21        OMITTED AND FILED
                       SEPARATELY WITH THE                                      SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE                                  SECURITIES AND EXCHANGE
                       COMMISSION PURSUANT TO A                                 COMMISSION PURSUANT TO A
                       REQUEST FOR CONFIDENTIAL                                 REQUEST FOR CONFIDENTIAL
                       TREATMENT)2004                                           TREATMENT)2005
      ................ .......................... .............. .............. ..........................
                       (CONFIDENTIAL MATERIAL                                   (CONFIDENTIAL MATERIAL
            10         OMITTED AND FILED                              22        OMITTED AND FILED
                       SEPARATELY WITH THE                                      SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE                                  SECURITIES AND EXCHANGE
                       COMMISSION PURSUANT TO A                                 COMMISSION PURSUANT TO A
                       REQUEST FOR CONFIDENTIAL                                 REQUEST FOR CONFIDENTIAL
                       TREATMENT)2004                                           TREATMENT) 2005
      ................ .......................... .............. .............. ..........................

                                                                    34




      ................ .......................... .............. .............. ..........................
                       (CONFIDENTIAL MATERIAL                                   (CONFIDENTIAL MATERIAL
            11         OMITTED AND FILED                              23        OMITTED AND FILED
                       SEPARATELY WITH THE                                      SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE                                  SECURITIES AND EXCHANGE
                       COMMISSION PURSUANT TO A                                 COMMISSION PURSUANT TO A
                       REQUEST FOR CONFIDENTIAL                                 REQUEST FOR CONFIDENTIAL
                       TREATMENT)2004                                           TREATMENT)2006
      ................ .......................... .............. .............. ..........................
                       (CONFIDENTIAL MATERIAL                                   (CONFIDENTIAL MATERIAL
            12         OMITTED AND FILED                              24        OMITTED AND FILED
                       SEPARATELY WITH THE                                      SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE                                  SECURITIES AND EXCHANGE
                       COMMISSION PURSUANT TO A                                 COMMISSION PURSUANT TO A
                       REQUEST FOR CONFIDENTIAL                                 REQUEST FOR CONFIDENTIAL
                       TREATMENT)t 2004                                         TREATMENT)2006
      ................ .......................... .............. .............. ..........................

         Not later than(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) days prior to the date scheduled for acceptance tests for a particular Aircraft, AVSA shall give Northwest notice of the anticipated date within the relevant month set forth above on which such Aircraft shall be ready for delivery. Not later than (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)days prior to such date notified to Northwest, AVSA shall (i) confirm to Northwest that such anticipated delivery date is firm or (ii) in the event AVSA cannot confirm such date as being firm, confirm a new date, which shall be no more than (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

         PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Working Days in France before or after the originally scheduled date.

9.2      CERTIFICATE OF AIRWORTHINESS

         Each Aircraft shall for the purpose of this Agreement be deemed to be "ready for delivery" upon the satisfactory completion of its acceptance tests in accordance with Clause 8 and the issuance of an DGAC Certificate of Airworthiness for Export in the "Transport Category" with respect thereto and AVSA's compliance with the other obligations to be performed by it under Clause 2 hereof.

9.3      TITLE

         Title to and risk of loss of and damage to the Aircraft shall pass to Northwest upon delivery following execution of the Certificate of Acceptance and upon payment of the Final Contract Price for such Aircraft. AVSA shall provide Northwest with such appropriate documents of title or other documents as Northwest may reasonably request.

9.4      OVERDUE PAYMENT OR FLYAWAY

         In the event that:

         (i) the delivery of and payment of the Final Contract Price for the Aircraft is delayed more than (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Working Days after the firm delivery date established pursuant to Subclause 9.1 due to the fault of Northwest, or

         (ii) within (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)days after delivery of the Aircraft Northwest has failed to remove such Aircraft from the place of delivery for whatever reason (except for reasons attributable to AVSA)

         then Northwest shall on demand reimburse AVSA for all reasonable costs and expenses (including, without limitation, costs and expenses attributable to storage, preservation and protection, insurance and taxes) actually sustained by AVSA and resulting from any such delay or failure. Such reimbursement shall be in addition to any other rights that AVSA may have as a result of any such delay or failure.

9.5      FLYAWAY EXPENSES

         Except for expenses to be borne by AVSA as provided in Subclause 4.3 of this Agreement, all expenses of, and in connection with, fly-away from Aerospatiale's works in Toulouse, France, shall be borne by Northwest (CONFIDENTIAL
         MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
         EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

10 -     EXCUSABLE DELAY

10.1     SCOPE

         Neither AVSA nor the Manufacturer shall be responsible for or be deemed to be in default on account of delays in delivery or failure to deliver or otherwise in the performance of this Agreement or any part hereof
         (i) due to causes reasonably beyond AVSA's, the Manufacturer's or any Associated Contractor's control (unless such cause is beyond such control due to AVSA's, the Manufacturer's or the Associated Contractor's fault or negligence) or (ii) not occasioned by AVSA's, the Manufacturer's or any Associated Contractor's fault or negligence ("Excusable Delay"), including, but not limited to: acts of God or the public enemy, natural disasters, fires, floods, hail storms, explosions or earthquakes; epidemics or quarantine restrictions; serious accidents; actual total or constructive total loss; any law, decision, regulation, directive or other act (whether or not having the force of law) of any government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor troubles causing cessation, slow down or interruption of work; delay in obtaining any airworthiness certification for a previously uncertificated Aircraft part, component or computer software after due and timely diligence to procure such certification; inability after due and timely diligence to procure materials, accessories, equipment or parts.

         It is expressly understood and agreed that each of (i) any delay caused by Northwest's negligence or fault, and (ii) delay in delivery or otherwise in the performance of this Agreement by AVSA due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, the Propulsion Systems or Buyer Furnished Equipment, shall constitute Excusable Delay for AVSA. AVSA shall as soon as practicable after becoming aware of any delay falling within the provisions of this Subclause 10.1 (a) notify Northwest of such delay and of the probable extent thereof and (b) subject to the following provisions, as soon as practicable after the removal of the cause or causes for delay, resume, (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) , the performance of those obligations affected under this Agreement.

         AVSA and Northwest acknowledge that nothing in this Subclause 10.1 shall be deemed to obligate AVSA to undertake or forgo any action with respect to any strike or labor troubles which AVSA would not otherwise undertake or forgo in the exercise of sound business judgment.

10.2     UNANTICIPATED DELAY

         In the event that the delivery of any Aircraft is delayed by reason of an Excusable Delay for a period of more than(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) months after the end of the calendar month in which delivery is otherwise required hereunder, Northwest shall be entitled to terminate this Agreement with respect only to the Aircraft so affected upon written notice given to AVSA within(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) days after the expiration of such(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) month period. In the event such delay continues for an additional (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)month period after the expiration of such(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) month period and Northwest has not theretofore terminated this Agreement with respect to such Aircraft, either party shall have the option to terminate this Agreement with respect to the Aircraft so affected upon written notice given to the other within(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) days after the end of such additional(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)month period. Such termination, as aforesaid, shall discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft, except that AVSA shall repay to Northwest all amounts required under this Agreement with respect to such affected Aircraft, (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) Northwest shall not be entitled to receive such repayment nor to terminate this Agreement as to any Aircraft under this Clause 10 by reason of an Excusable Delay if such delay is caused solely by Northwest's negligence or Northwest's fault.

10.3     ANTICIPATED DELAY

         In respect of any Aircraft, AVSA may conclude, based on a reasonable and good faith appraisal of the facts, that Excusable Delays shall (i) cause delay in delivery of such Aircraft for a period of more than (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

         COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) months after the end of the calendar month in which delivery is otherwise required or (ii) prevent delivery of such Aircraft. In such event, in good faith and in accordance with its normal scheduling procedures, AVSA shall give written notice to Northwest of either
         (i) such delay and its related rescheduling reflecting such delay(s) or (ii) such nondelivery. Within (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)days after Northwest's receipt of such notice, Northwest (and, (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)AVSA) may terminate this Agreement as to such rescheduled or nondeliverable Aircraft by giving written notice to the other party. Such termination shall discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft, except that AVSA shall repay to Northwest all amounts required under this Agreement with respect to such affected Aircraft (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT). Northwest shall not be entitled to receive such repayment nor to terminate this Agreement as to any Aircraft under this Clause 10 by reason of an Excusable Delay if such delay is caused solely by Northwest's negligence or Northwest's fault.

10.4     DELIVERY DATE

         If, following notice of an anticipated delay under Subclause 10.3, this Agreement is not terminated in accordance with the provisions of such Subclause (with respect to the affected Aircraft), then the date of delivery otherwise required hereunder shall be extended by a period equal to the delay specified in such notice.

10.5     LOST, DESTROYED OR DAMAGED AIRCRAFT

         In the event that prior to delivery any Aircraft is lost, destroyed or damaged beyond economic repair, AVSA shall notify Northwest in writing within(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)) days after such event. Such notice shall specify the earliest date, consistent with AVSA's and the Manufacturer's other contractual commitments and production capabilities, by which AVSA would be able to deliver a replacement for such Aircraft. This Agreement shall terminate as to such Aircraft unless Northwest gives AVSA written notice, within (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)days after receipt by Northwest of the notice from AVSA of such loss, destruction or damage, that Northwest desires AVSA to deliver to Northwest a replacement for such Aircraft. If Northwest gives such notice to AVSA, AVSA shall deliver to Northwest, at the earliest date consistent with AVSA's and the Manufacturer's other contractual commitments and production capabilities, an aircraft to replace the Aircraft lost, destroyed or damaged beyond repair, and the parties shall execute an amendment to this Agreement to evidence the delivery date for such replacement aircraft; provided, however, that nothing herein shall obligate AVSA to deliver such replacement aircraft if its manufacture would require the reactivation of the Manufacturer's production line for the model of aircraft purchased hereunder. The terms and conditions of this Agreement applicable to the Aircraft lost, destroyed or damaged beyond economic repair (including without limitation, the price and price revision provisions in Clauses 4 and 5 hereof) shall apply to the replacement aircraft (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) In the event of termination of this Agreement as to a particular Aircraft as a result of such loss, destruction or damage the obligations and liabilities of the parties hereunder with respect to such Aircraft shall be discharged. AVSA shall repay to Northwest the amount required under this Agreement with respect to such lost, destroyed or damaged Aircraft, (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) Northwest shall not be entitled to receive repayment nor to terminate this Agreement as to any Aircraft under this Subclause 10.5 if such loss, destruction or damage is caused by Northwest's or its representatives' gross negligence or willful misconduct.

10.6 In the event this Agreement is terminated with respect to an Aircraft pursuant to the provisions of this Clause 10, (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

10.7     REMEDIES

         THIS CLAUSE 10 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)SET FORTH THE SOLE AND EXCLUSIVE REMEDY OF NORTHWEST FOR EXCUSABLE DELAYS IN DELIVERY OR FAILURE TO DELIVER, AND NORTHWEST HEREBY WAIVES ALL RIGHTS, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO DAMAGES OR SPECIFIC PERFORMANCE, TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF. NORTHWEST SHALL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 TO THE EXTENT THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED SOLELY BY THE NEGLIGENCE OR FAULT OF NORTHWEST OR ITS REPRESENTATIVES.

11 -     INEXCUSABLE DELAY

11.1     LIQUIDATED DAMAGES

         Should an Aircraft not be ready for delivery to Northwest within (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)days after the month of delivery specified in this Agreement (as such month may otherwise be changed pursuant to this Agreement) for reasons other than as are covered by Clause 10, Northwest shall, in respect of any subsequent delay in delivery of such Aircraft, have the right to claim and AVSA shall in respect of any subsequent delay pay to Northwest as liquidated damages for the delay in delivery of such Aircraft US$(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

11.2     TOTAL LIABILITY

         Notwithstanding Subclause 11.1, the total liability of AVSA under this Clause 11 with respect to any Aircraft shall in no event exceed the total sum of US$ (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

11.3     WRITTEN CLAIM

         Northwest's right to recover such damages in respect of an Aircraft is conditional upon a claim therefor being submitted in writing to AVSA by Northwest no later than days after the date when such Aircraft was scheduled to have been ready for delivery.

11.4     SIX-MONTH DELAY

         In the event that such subsequent delay in delivery exceeds six (6) months (a "Six-month Delay"), Northwest shall have the further right, exercisable by written notice to AVSA given after such Six-month Delay, to terminate this Agreement in respect only of the Aircraft that is the subject of such delay, whereupon AVSA shall repay to Northwest hereunder all amounts required under this Agreement in relation to such Aircraft, (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

11.5     TWELVE-MONTH DELAY

         In the event that such subsequent delay in delivery exceeds twelve (12) months, AVSA shall have the right, exercisable by written notice to Northwest given no more than (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)months after such twelve (12) month period, to terminate this Agreement in respect only of the Aircraft that is subject to such delay, (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) AVSA shall repay to Northwest all amounts required under this Agreement in relation to such Aircraft(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

11.6     BUYER FURNISHED EQUIPMENT

         (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pursuant to the provisions of this Clause 11, at Northwest's election prior to exercising its rights under this Subclause 11.6.

11.7     REMEDIES

         THIS CLAUSE 11(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) SET FORTH THE SOLE REMEDY OF NORTHWEST FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND NORTHWEST HEREBY WAIVES ALL RIGHTS, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE, TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF. NORTHWEST SHALL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED SOLELY BY THE NEGLIGENCE OR FAULT OF NORTHWEST OR ITS REPRESENTATIVES.

12 -       WARRANTIES AND SERVICE LIFE POLICY

12.1       STANDARD WARRANTY

12.1.1     Nature of Warranty

12.1.2     Exceptions

12.1.3     Warranty Periods

12.1.4     Buyer's Remedy and Seller's Obligation

12.1.5     Warranty Claim Requirements

12.1.6     Warranty Administration

12.1.7     In-house Warranty

12.1.8     Standard Warranty Transferability

12.1.9     Warranty for Corrected, Replacement or Repaired
           Warranted Parts

12.1.10    Good Airline Operation - Normal Wear and Tear

12.2       SELLER SERVICE LIFE POLICY

12.2.1     Definitions

12.2.2     Periods and Seller's Undertakings

12.2.3     Seller's Participation in the Cost

12.2.4     General Conditions and Limitations

12.2.5     Transferability

12.3       VENDOR WARRANTIES

12.3.1     Seller's Support

12.3.2     Vendor's Default



12.4       INTERFACE COMMITMENT

12.4.1     Interface Problem

12.4.2     Seller's Responsibility

12.4.3     Vendor's Responsibility

12.4.4     Joint Responsibility

12.4.5     General

12.5       EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY

12.6       DUPLICATE REMEDIES

12.7       NEGOTIATED AGREEMENT

12 -              WARRANTIES AND SERVICE LIFE POLICY


                  AVSA represents and warrants that the Manufacturer has provided to AVSA the following Standard Warranty, Service Life Policy, Vendor Warranties and Interface Commitment with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and Duplicate Remedies provisions) as hereinafter set out, and that the same are in full force and effect and have not been amended. AVSA hereby assign to Northwest, and Northwest hereby accepts, all of AVSA's rights and obligations as the "Buyer" under the said Standard Warranty, Service Life Policy, Vendor Warranties and Interface Commitment, and AVSA subrogates Northwest to all such rights and obligations in respect of the Aircraft. AVSA hereby warrants to Northwest that (i) it has all requisite authority to make the foregoing assignment and to effect the foregoing subrogation in favor of Northwest, (ii) such assignment and subrogation are effective to confer on Northwest all of the foregoing rights and obligations of AVSA, and (iii) AVSA shall not enter into any amendment of the provisions so assigned without the prior written consent of Northwest.

                  It is understood that, in the provisions below between the words QUOTE and UNQUOTE, capitalized terms have the meanings assigned thereto in this Agreement, except that (i) the term "Seller," which means the Manufacturer as between the Manufacturer and AVSA, also means the Manufacturer in this Agreement, and (ii) the term "Buyer" which means AVSA as between the Manufacturer and AVSA, means Northwest in this Agreement.

QUOTE

12.1       STANDARD WARRANTY

12.1.1     NATURE OF WARRANTY

           Subject to the limitations and conditions as hereinafter provided, and except as provided in Subclause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part shall at the time of delivery to the Buyer:

           (i)    be free from defects in material,

           (ii) be free from defects in workmanship, including, without limitation, processes of manufacture,

           (iii) be free from defects in design (including, without limitation, selection of materials) having regard to the state of the art at the date of such design, and

           (iv) be free from defects arising from failure to conform to the Specification, except as to those portions of the Specification relating to performance or where it is expressly stated that such portions of the Specification are estimates or approximations or design aims.

           For the purposes of this Agreement, the term "Warranted Part" shall mean any Seller proprietary component, equipment, accessory or part that is installed on an Aircraft at the time of delivery of such Aircraft and that (a) is manufactured to the detail design of the Seller or a subcontractor of it and (b) bears a part number of the Seller at the time of such delivery.

12.1.2     EXCEPTIONS

           The warranties set forth in Subclause 12.1.1 shall not apply to Buyer Furnished Equipment, nor to the engine and its associated parts, nor to any component, accessory, equipment or part purchased by the Buyer that is not a Warranted Part, provided, however, that:

           (i) any defect in the Seller's workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items that invalidates any applicable warranty from such manufacturers, shall constitute a defect in workmanship for the purpose of this Subclause 12.1 and be covered by the warranty set forth in Subclause 12.1.1(ii), and

           (ii) any defect inherent in the Seller's design of the installation, in view of the state of the art at the date of such design, that impairs the use of such items shall constitute a defect in design for the purposes of this Subclause 12.1 and be covered by the warranty set forth in Subclause 12.1.1(iii).

12.1.3     WARRANTY PERIOD

           The warranties described in Subclauses 12.1.1 and 12.1.2 hereinabove shall be limited to those defects that become apparent within (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) months after delivery of the affected Aircraft.

12.1.4     BUYER'S REMEDY AND SELLER'S OBLIGATION

12.1.4.1 The Buyer's remedy and the Seller's obligation and liability under Subclauses 12.1.1 and 12.1.2 hereinabove are limited to, at the Seller's expense and option, the repair, replacement or correction of, or the supply of modification kits rectifying the defect to, any defective Warranted Part. Alternatively, the Seller may at its sole option furnish a credit to the Buyer for the future purchase of Material equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Warranted Part. Nothing herein contained shall obligate the Seller to correct any failure to conform to the Specification with respect to components, equipment, accessories or parts that the parties agree in writing at the time of delivery of the affected Aircraft are acceptable deviations or have no material adverse effect on the use, operation or performance of an Aircraft.

12.1.4.2 In the event a defect covered by Subclause 12.1.1(iii) becomes apparent within the applicable period set forth in Subclause 12.1.3(ii), and the Seller is obligated to correct such defect, the Seller shall also, if so requested by the Buyer in writing, make such correction in any Aircraft that has not already been delivered to the Buyer. However, the Seller shall not be responsible nor deemed to be in default on account of any delay in delivery of any Aircraft or otherwise, in respect of performance of this Agreement, due to the Seller's undertaking to make such correction and, rather than accept a delay in delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller's expense, or the Buyer may elect to accept delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after delivery of such Aircraft.

12.1.5     WARRANTY CLAIM REQUIREMENTS

           The Buyer's remedy and the Seller's obligation and liability under this Subclause 12.1, with respect to each claimed defect, are subject to the following conditions precedent:

           (i) the existence of a defect covered by the provisions of this Subclause 12.1,

           (ii) the defect's having become apparent within the applicable warranty period, as set forth in Subclause 12.1.3,

           (iii) the Buyer's having submitted to the Seller proof reasonably satisfactory to the Seller that the claimed defect is due to a matter embraced within this Subclause 12.1, and that such defect did not result from any act or omission of the Buyer, including, but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards or any matter set forth or covered in Subclause 12.1.10,

            (iv) the Buyer's having returned as soon as reasonably practicable the Warranted Part claimed to be defective to such repair facilities as may be designated by the Seller, except where the Buyer elects to repair a defective Warranted Part in accordance with the provisions of Subclause 12.1.7, and

            (v) the Seller's having received a Warranty Claim fulfilling the conditions of and in accordance with the provisions of Subclause 12.1.6 below.



12.1.6     WARRANTY ADMINISTRATION

           The warranties set forth in Subclause 12.1 shall be administered as hereinafter provided:

           (i)    CLAIM DETERMINATION

                  Warranty Claim determination by the Seller shall be reasonably based upon the claim details, reports from the Seller's regional representative, historical data logs, inspections, tests, findings during repair, defect analysis and other suitable documents and information.

           (ii) TRANSPORTATION (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                  Transportation (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)for sending a defective Warranted Part to the facilities designated by the Seller shall be borne by the Buyer (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

           (iii)  RETURN OF AN AIRCRAFT

                  In the event that the Buyer desires to return an Aircraft to the Seller for consideration of a Warranty Claim, the Buyer shall notify the Seller of its intention to do so and the Seller shall, prior to such return, have the right to inspect such Aircraft and thereafter, without prejudice to its rights hereunder, to repair such Aircraft, at its sole option, either at the Buyer's facilities or at another place acceptable to the Seller. Return of any Aircraft by the Buyer to the Seller (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

           (iv)   ON-AIRCRAFT WORK BY THE SELLER

                  In the event that a defect necessitates the dispatch by the Seller of a working team to repair or correct such defect at the Buyer's facilities, or in the event that the Seller accepts the return of an Aircraft to perform or have performed such repair or correction, then all related expenses incurred in performing such repair or correction shall be borne (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

                  Any work performed by the Seller to rectify defects, which if performed by the Buyer would not be eligible for a warranty credit under the terms of Subclause 12.1.7 (v), shall be at the Buyer's expense. (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

                  The Seller shall perform on-Aircraft work, subject to either of the following conditions being met:

                  (a) in the Seller's opinion, such work must require the technical expertise of the Seller, or

                  (b)      both of

                           (i) the downtime of each affected Aircraft would exceed (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)days, not including any scheduled maintenance downtime, and

                           (ii) the number of man hours quoted in the Seller's Service Bulletin or batch of Service Bulletins for their embodiment on any Aircraft would EXCEED(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT), it being understood that for batches of Service Bulletins, the Seller shall only count individual Service Bulletins with more than (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)hours of elapsed time.

                  If the Seller is requested to perform the work, the Seller and the Buyer shall agree on a schedule and place for the work to be performed.

           (v)    WARRANTY CLAIM SUBSTANTIATION

                  In connection with each claim by the Buyer under this Subclause 12.1, the Buyer shall file a claim on the Buyer's form ("Warranty Claim") within (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT

                  TO A REQUEST FOR CONFIDENTIAL TREATMENT)days after such defect becomes apparent. Such form must contain at least the following(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) :

                  (a)      description of defect and action taken, if any,

                  (b)      date of incident and/or of removal,

                  (c)      description of the defective part,

                  (d)      part number,

                  (e)      serial number (if applicable),

                  (f) position on Aircraft, according to Catalog Sequence Number (CSN) of the Illustrated Parts Catalog, Component Maintenance Manual or Structural Repair Manual (as such documents are defined in the A330 Product Support Agreement) as applicable,

                  (g) total flying hours or calendar times, as applicable, at the date of appearance of a defect,

                  (h) time since last shop visit at the date of defect appearance,

                  (i) Manufacturer's serial number of the Aircraft and/or its registration number,

                  (j) Aircraft total flying hours and/or number of landings at the date of defect appearance,

                  (k)      claim number,

                  (l)      date of claim, and

                  (m)      date of delivery of an Aircraft or part to the Buyer.

                  and in the case of a Warranty Claim under Subclause 12.1.7, the additional data required under Subclause 12.1.7(iv).

                  Claims are to be addressed as follows:

                           Warranty Administration
                           ASCO

                           198 Van Buren Street
                           Suite 300
                           Herndon, VA, 20170

                  or any other address of which the Seller provides three (3) Working Days' notice to the Buyer.

                  (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

           (vi)   REPLACEMENTS

                  Replacements made pursuant to this Subclause 12.1 shall be made within the lead time defined in the Seller's Spare Parts Price List. Replaced components, equipment, accessories or parts shall become the Seller's property.

                  Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller shall at all times remain with the Buyer, except that
                  (i) when the Seller has possession of a returned Aircraft, component, accessory, equipment or part to which the Buyer has title, the Seller shall have such responsibility therefor as is chargeable by law to a bailee for hire, but the Seller shall not be liable for loss of use, and (ii) title to and risk of loss of a returned component, accessory, equipment or part shall pass to the Seller upon shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor. Upon the Seller's shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Subclause 12.1, title to and risk of loss of such component, accessory, equipment or part shall pass to the Buyer.

           (vii)  REJECTION

                  The Seller shall provide reasonable written substantiation in case of rejection of a claim. In such event the Buyer shall pay to the Seller reasonable inspection and test charges incurred by the Seller in connection with the investigation and processing of such claim. Transportation, insurance, and any other costs associated with the return of any Warranted Part or any other item, equipment, component or part for which the Buyer's warranty claim is rejected by the Seller shall be borne by the Buyer.

           (viii) INSPECTION

                  The Seller shall have the right to inspect the affected Aircraft and documents and other records relating thereto in the event of any claim under this Subclause 12.1.

12.1.7     IN-HOUSE WARRANTY

           (i)    AUTHORIZATION

                  The Buyer is hereby authorized to perform the repair of Warranted Parts, subject to the terms of this Subclause 12.1.7 ("In-house Warranty"). The Buyer shall notify the Seller's representative of its decision to perform any in-house repairs before such repairs are commenced, unless it is not practical to do so, in which case the Buyer shall notify the Seller of the in-house repair as soon as reasonably practicable.

           (ii)   CONDITIONS OF AUTHORIZATION

                  The Buyer shall be entitled to the benefits under this Subclause 12.1.7 for repair of Warranted Parts:

                  (a) only if adequate facilities and qualified personnel are available to the Buyer,

                  (b) in accordance with the Seller's written instructions set forth in documents such as the Aircraft Maintenance Manual, Component Maintenance Manual (Manufacturer), Component Maintenance Manual (Vendor) and Structural Repair Manual, and

                  (c) only to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Subclause 12.1.10.

           (iii)  SELLER'S RIGHTS

                  The Seller shall have the right(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) to have any Warranted Part, or any part removed therefrom, which is claimed to be defective, returned to the Seller, as set forth in Subclause 12.1.6(ii), if, in the reasonable judgment of the Seller, the nature of the defect requires technical investigation.

                  The Seller shall further have the right (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective.

           (iv)   IN-HOUSE WARRANTY CLAIM SUBSTANTIATION

                  Claims for In-house Warranty credit shall be filed within the time period set forth in and shall contain the same information required in, Warranty Claims under Subclause 12.1.6(v) and in addition shall include:

                  (a) a report of technical findings with respect to the defect,

                  (b)      for parts required to remedy the defect:

                           - part numbers,

                           - serial numbers (if applicable),

                           - description of the parts,

                           - quantity of parts,

                           - unit price of parts,

                           - total price of parts,

                           - related Seller's or third party's invoices
                             (if applicable),

                  (c)      detailed number of labor hours,

                  (d) agreed In-house Warranty Labor Rate (defined below in Subclause 12.1.7 (v) (a)), and

                  (e)      total claim value.

           (v)    CREDIT

                  The Buyer's sole remedy, and the Seller's sole obligation and liability, in respect of In-house Warranty claims, shall be a credit to the Buyer's account in U.S. Dollars. The credit to the Buyer's account shall be equal to the direct labor cost expended in performing a repair and to the direct cost of materials incorporated in the repair. Such costs shall be determined as set forth below.

                  (a) To determine direct labor costs, only man hours spent on disassembly, inspection, repair, reassembly, and final inspection and test (including flight tests if flight tests prove necessary to complete a repair under the In-house Warranty) of the Warranted Part alone shall be counted. Man hours required for maintenance work concurrently being carried out on the Aircraft or Warranted Part shall not be included.

                           The man hours counted as set forth above shall be multiplied by an agreed labor rate representing (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)the Buyer's composite average hourly labor rate (excluding all fringe benefits, premium time allowances, social security charges, business taxes and similar items) paid to the Buyer's employees whose jobs are directly related to the performance of the repair (the "In-house Warranty Labor Rate").

                  (b) Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul and furnished free of charge by the Seller.

           (vi)   LIMITATION ON CREDIT

                  The Buyer shall in no event be credited for repair costs (including labor and material) for any Warranted Part exceeding (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) of the Seller's then current catalog price

                  (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) for a replacement of such defective Warranted Part.


                  Such cost shall be substantiated in writing by the Seller upon reasonable request by the Buyer.

           (vii)  SCRAPPED MATERIAL

                  The Buyer shall retain any Warranted Part defective beyond economic repair and any defective part removed from a Warranted Part during repair until the earlier of (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)after submission of a claim for In-house Warranty credit relating thereto or the Seller's written advice to the Buyer that such Warranted Part should be scrapped. Such parts shall be returned to the Seller within(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) of receipt of the Seller's request to that effect.

                  Notwithstanding the foregoing, the Buyer may, with the agreement of the Seller's Field Representative, scrap any such defective parts that are beyond economic repair and not required for technical evaluation.

                  Scrapped Warranted Parts shall be evidenced by a record of scrapped material certified by an authorized representative of the Buyer, which shall be kept in the Buyer's file for at least the duration of the warranty periods set forth in this Subclause 12.1.

           (viii) LIMITATIONS ON LIABILITY OF SELLER

                  THE SELLER SHALL NOT BE LIABLE FOR ANY RIGHT, CLAIM OR REMEDY, AND THE BUYER SHALL INDEMNIFY THE SELLER AGAINST THE CLAIMS OF ANY THIRD PARTIES FOR ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS SUBCLAUSE 12.1.7 WHICH WAS NOT IN COMPLIANCE WITH THE TERMS THEREOF, INCLUDING BUT NOT LIMITED TO: (I) LIABILITY IN CONTRACT OR TORT, (II) LIABILITY ARISING FROM THE BUYER'S ACTUAL OR IMPUTED NEGLIGENCE, INTENTIONAL TORTS AND/OR STRICT LIABILITY, AND/OR (III) LIABILITY TO ANY THIRD PARTIES.

12.1.8     STANDARD WARRANTY TRANSFERABILITY

           The warranties provided for in this Subclause 12.1 for any Warranted Part shall accrue to the benefit of any airline in revenue service other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling or leasing agreement between such airline and the Buyer or upon the Buyer's sale of the Aircraft to any such airline in accordance with Subclause 19.3, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to applicable laws or regulations.

12.1.9     WARRANTY FOR CORRECTED, REPLACEMENT OR REPAIRED WARRANTED PARTS

           Whenever any Warranted Part that contains a defect for which the Seller is liable under Subclause 12.1 has been corrected, repaired or replaced pursuant to the terms of this Clause 12, the period of the Seller's warranty with respect to such corrected, repaired or replacement Warranted Part, whichever may be the case, shall be the remaining portion of the original warranty in respect of such corrected, repaired or replacement Warranted Part. In the event that a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect shall not be allowable, notwithstanding any subsequent correction or repairs, and shall immediately terminate the remaining warranties under this Subclause 12.1 in respect of the affected Warranted Part.

12.1.10    GOOD AIRLINE OPERATION - NORMAL WEAR AND TEAR

           The Buyer's rights under this Subclause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with good commercial airline practice and in general compliance with all technical documentation and maintenance recommendations of the Seller (if any), the Manufacturer, the Vendors or the manufacturer of the Propulsion Systems and its associated parts and all applicable rules, regulations and directives of the FAA.

           The Seller's liability under this Subclause 12.1 shall not extend to normal wear and tear nor to:

           (i) any Aircraft or component, equipment, accessory or part thereof that has been repaired, altered or modified after delivery by a party other than the Seller or in a manner other than that set forth in Subclause 12.1.7 or otherwise approved by the Seller;

           (ii) any Aircraft or component, equipment, accessory or part thereof that has been operated in a damaged state; or

           (iii) any component, equipment, accessory or part from which the trademark, trade name, part or serial number or other identification marks have been removed.

           This waiver of the Seller's liability by the Buyer shall not apply in the cases of Subclause 12.1.10 (i) and Subclause 12.1.10 (ii) above if the Buyer submits reasonable evidence that the defect did not arise from nor was contributed to by either of said cases.

12.2       SELLER SERVICE LIFE POLICY

           In addition to the warranties set forth in Subclause 12.1 above, the Seller further agrees that should a Failure (as defined below) occur in any Item (as defined below), then, subject to the general conditions and limitations set forth in Subclause 12.2.4 below, the provisions of this Subclause 12.2 shall apply.

12.2.1     DEFINITIONS

           For the purposes of this Subclause 12.2, the following definitions shall apply:

12.2.1.1 "Item" means any of the Seller components, equipment, accessories or parts listed in Exhibit G hereto which are installed on an Aircraft at any time during the period of effectiveness of the Service Life Policy as defined below in Subclause 12.2.2.

12.2.1.2 "Failure" means any breakage of, or defect in, an Item that has occurred, that can reasonably be expected to occur on a repetitive or fleet wide basis, and that materially impairs the utility or safety of the Item, provided that any such breakage of, or defect in, any Item did not result from any breakage or defect in any other Aircraft part or component or from any other extrinsic force.

12.2.2     PERIODS AND SELLER'S UNDERTAKING

           Subject to the general conditions and limitations set forth in Subclause 12.2.4 below, the Seller agrees that if a Failure occurs in an Item within (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)years after the delivery of said Aircraft to the Buyer, the Seller shall, at its own discretion, as promptly as practicable and for a price that reflects the Seller's financial participation in the cost as hereinafter provided, either:

12.2.2.1 design and furnish to the Buyer a correction for such Item subject to a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts unless a part of an Item), or,

12.2.2.2   replace such Item.

12.2.3     SELLER'S PARTICIPATION IN THE COST

           Any part or Item that the Seller is required to furnish to the Buyer under this Service

           Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer at the Seller's current sales price therefor, less the Seller's financial participation, which shall be determined in accordance with the following formula:

                      C  (N  -  T)
                      ------------
           P =             N

           where

           P:     financial participation of the Seller,

           C: the Seller's then current sales price for the required Item or required Seller designed parts,

           T: total time in months, at time of Failure, since delivery of the particular Aircraft in which the Item subject to such Failure was originally installed,

           N: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)months.

12.2.4     GENERAL CONDITIONS AND LIMITATIONS

12.2.4.1 Notwithstanding Subclause 12.2.3, the undertakings given in this Subclause 12.2 shall not be valid during the period applicable to an Item under Subclause 12.1.

12.2.4.2 The Buyer's remedy and the Seller's obligation and liability under this Service Life Policy are subject to compliance by the Buyer with the following conditions precedent:

           (i) The Buyer shall maintain log books and other historical records with respect to each Item adequate to enable determination as to whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the cost to be borne by the Seller in accordance with Subclause 12.2.3 above.

           (ii) The Buyer shall keep the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

           (iii) The conditions of Subclause 12.1.10 shall have been complied with.

           (iv) The Buyer shall carry out specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs shall be, to the extent possible, compatible with the Buyer's operational requirements and shall be carried out at the Buyer's expense. Reports relating thereto shall be regularly furnished to the Seller.

           (v) In the case of any breakage or defect, the Buyer shall report the same in writing to the Seller within (CONFIDENTIAL MATERIAL OMITTED AND

                  FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) days after any breakage or defect in an Item becomes apparent, whether or not said breakage or defect can reasonably be expected to occur in any other Aircraft, and the Buyer shall inform the Seller in sufficient detail about the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3 Except as otherwise provided in this Subclause 12.2, any claim under this Service Life Policy shall be administered as provided in, and shall be subject to the terms and conditions of, Subclause 12.1.6.

12.2.4.4 In the event that the Seller shall have issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to offer to supply to the Buyer the necessary modification kit free of charge (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT). If such a kit is so offered to the Buyer, then, in respect of such Failure and any Failures that could ensue therefrom, the validity of the Seller's commitment under this Subclause 12.2 shall be subject to the Buyer's incorporating such modification in the relevant Aircraft, within a reasonable time, as promulgated by the Seller and in accordance with the Seller's instructions.

12.2.4.5 THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART. THE SELLER'S OBLIGATION UNDER THIS SUBCLAUSE 12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED IN THIS SUBCLAUSE 12.2. THE BUYER'S SOLE REMEDY AND RELIEF FOR THE NONPERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY SHALL BE IN MONETARY DAMAGES, LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NONPERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS SUBCLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM. WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN SUBCLAUSE 12.5, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY.

12.2.5     TRANSFERABILITY

           Except as provided in Subclause 19.3, the Buyer's rights under this Subclause 12.2 shall not be assigned, sold, leased, transferred or otherwise alienated by operation of law or otherwise, without the Seller's prior written consent.

           Any unauthorized assignment, sale, lease, transfer or other alienation of the Buyer's rights under this Service Life Policy shall, as to the particular Aircraft involved, immediately void this Service Life Policy in its entirety.

12.3       VENDOR WARRANTIES

12.3.1     SELLER'S SUPPORT

           Prior to delivery of the first Aircraft under this Agreement, the Seller shall obtain from all Vendors listed in the Supplier Product Support Agreements manual enforceable and transferable warranties and indemnities against patent infringements for all of the components, equipment, accessories and parts of the Vendors that are installed in an Aircraft at the time of delivery thereof ("Vendor Parts," it being understood that such term shall not include the Propulsion Systems, Buyer Furnished Equipment or other equipment selected by the Buyer to be supplied by Vendors with whom the Seller has no existing enforceable warranty agreements). The Seller shall also obtain enforceable and transferable Vendor service life policies from landing gear Vendors for structural landing gear elements. The Seller undertakes to supply to the Buyer such Vendor warranties, Vendor service life policies and indemnities against patent infringements substantially in the form summarized in the Supplier Product Support Agreements manual.

12.3.2     VENDOR'S DEFAULT

12.3.2.1 In the event that any Vendor under any standard warranty or indemnity against patent infringements obtained by the Seller pursuant to Subclause 12.3.1 or Clause 13 hereof defaults in the performance of any material obligation under such warranty or indemnity against patent infringements with respect to a Vendor Part, and the Buyer submits within a reasonable time to the Seller reasonable proof that such default has occurred, then Subclause 12.1 or Clause 13 of this Agreement shall apply to the extent the same would have been applicable had such Vendor Part been a Warranted Part except that, for obligations covered under Subclause 12.1(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

12.3.2.2 In the event that any Vendor under any Vendor service life policy obtained by the Seller pursuant to Subclause 12.3.1 hereof defaults in the performance of any material obligation with respect thereto, and the Buyer submits within reasonable time to the

           Seller reasonable proof that such default has occurred, then Subclause 12.2 of this Agreement shall apply to the extent the same would have been applicable had such component, equipment, accessory or part been listed in Exhibit G hereto.

12.3.2.3 At the Seller's request, the Buyer shall assign to the Seller, and the Seller shall be subrogated to, all of the Buyer's rights against the relevant Vendor, with respect to and arising by reason of such default and the Buyer shall provide reasonable assistance to enable the Seller to enforce the rights so assigned.

12.4       INTERFACE COMMITMENT

12.4.1     INTERFACE PROBLEM

           If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (an "Interface Problem"), the Seller shall, if requested by the Buyer, and without additional charge to the Buyer, except for transportation of the Seller's personnel to the Buyer's facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible, provided, however, that if the Seller determines, after such due and reasonable investigation, that the Interface Problem was due to or caused by any default by the Buyer in performance of its obligations hereunder, the Buyer shall pay to the Seller all reasonable costs and expenses incurred by the Seller during such investigation. The Buyer shall furnish to the Seller all data and information in the Buyer's possession relevant to the Interface Problem and shall cooperate with the Seller in the conduct of the Seller's investigations and such tests as may be required.

           At the conclusion of such investigation the Seller shall promptly advise the Buyer in writing of the Seller's opinion as to the cause or causes of the Interface Problem and the Seller's recommendations as to corrective action.

12.4.2     SELLER'S RESPONSIBILITY

           If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller shall, if requested by the Buyer, correct the design of such Warranted Part, pursuant to the terms and conditions of Subclause 12.1.

12.4.3     VENDOR'S RESPONSIBILITY

           If the Seller determines that the Interface Problem is primarily attributable to the design of a component, equipment, accessory or part other than a Warranted Part ("Vendor Component"), the Seller shall, if requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the manufacturer of such Vendor Component.

12.4.4     JOINT RESPONSIBILITY

           If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Vendor Component, the Seller shall, if requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Vendor involved. The Seller shall promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Vendor. Such proposal shall be consistent with any then existing obligations of the Seller hereunder and of any such Vendor to the Buyer. Such corrective action, when reasonably accepted by the Buyer, shall constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Vendor with respect to such Interface Problem.

12.4.5     GENERAL

12.4.5.1 All requests under this Subclause 12.4 shall be directed both to the Seller and the affected Vendors.

12.4.5.2 Except as specifically set forth in this Subclause 12.4, this Subclause 12.4 shall not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Agreement.

12.4.5.3 All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Subclause 12.4 shall be deemed to be delivered under this Agreement and shall be subject to the terms, covenants and conditions set forth in this Clause 12 and in Subclause 22.4.

12.5       EXCLUSIVITY OF WARRANTIES AND
           GENERAL LIMITATIONS OF LIABILITY

           THIS CLAUSE 12 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT.

           THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR

           PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

           (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

           (2) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

           (3)    ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

           (4) ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

           (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

           (6) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

           (7)    ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

                  (a) LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                  (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                  (c)      LOSS OF PROFITS AND/OR REVENUES;

                  (d)      ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

           THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 SHALL REMAIN IN FULL FORCE AND EFFECT.

12.6       DUPLICATE REMEDIES

           The remedies provided to the Buyer under this Clause 12 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer shall be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any such particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer shall not be entitled to elect a remedy under one part of this Clause 12 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. The Buyer's rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties shall be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and the Buyer shall not have any right to require specific performance by the Seller(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

UNQUOTE

           In consideration of the assignment and subrogation by AVSA under this Clause 12 in favor of Northwest in respect of AVSA's rights against and obligations to the Manufacturer under the provisions quoted above, Northwest hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained, specifically including, without limitation, the following:

           THIS CLAUSE 12 (INCLUDING ITS SUBCLAUSES) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF AVSA, AND THE EXCLUSIVE REMEDIES AVAILABLE TO NORTHWEST, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT.

           NORTHWEST RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT NORTHWEST FROM ANY DEFECT OR NONCONFORMITY OR

           PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. NORTHWEST HEREBY WAIVES, RELEASES AND RENOUNCES ALL
           OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF AVSA AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF NORTHWEST AGAINST AVSA, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT, INCLUDING, BUT NOT LIMITED
           TO:

           (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

           (2) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

           (3)    ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

           (4) ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

           (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

           (6) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

           (7)    ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

                  (a) LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                  (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                  (c)      LOSS OF PROFITS AND/OR REVENUES;

                  (d)      ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

           THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY AVSA AND NORTHWEST. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 SHALL REMAIN IN FULL FORCE AND EFFECT.

           The remedies provided to Northwest under this Clause 12 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. Northwest shall be entitled to the remedy that provides the maximum benefit to it, as Northwest may elect, pursuant to the terms and conditions of this Clause 12 for any such particular defect for which remedies are provided under this Clause 12; provided, however, that Northwest shall not be entitled to elect a remedy under one part of this Clause 12 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. Northwest's rights and remedies herein for the nonperformance of any obligations or liabilities of AVSA arising under these warranties shall be in monetary damages limited to the amount Northwest expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and Northwest shall not have any right to require specific performance by AVSA,(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

12.7       NEGOTIATED AGREEMENT

           Northwest and AVSA agree that this Clause 12 has been the subject of discussion and negotiation and is fully understood by the parties and that the price of the Aircraft and the other mutual agreements of the parties set forth in this Agreement were arrived at in consideration of, INTER ALIA, the provisions of this Clause 12, specifically including the Exclusivity of Warranties and General Limitations of Liability provisions and the Duplicate Remedies provisions set forth in Subclause 12.5 and following Subclause 12.6.

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


13 -       PATENT INDEMNITY

           AVSA (in the case of the Aircraft and Warranted Parts) and ASCO (in the case of Seller Parts) represent and warrant that the Manufacturer has provided to AVSA and ASCO the following indemnity against patent infringements with respect to the Aircraft, Warranted Parts and Seller Parts, subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and Duplicate Remedies provisions) as hereinafter set out, and that the same are in full force and effect and have not been amended. AVSA and ASCO hereby assign to Northwest, and Northwest hereby accepts, all of AVSA's and ASCO's rights and obligations as the "Buyer" under the said indemnity against patent infringements, and AVSA and ASCO subrogate Northwest to all such rights and obligations in respect of the Aircraft. AVSA and ASCO each hereby warrants to Northwest that (i) it has all requisite authority to make the foregoing assignment and to effect the foregoing subrogation in favor of Northwest, (ii) such assignment and subrogation are effective to confer on Northwest all of the foregoing rights and obligations of AVSA and ASCO, and (iii) AVSA and ASCO shall not enter into any amendment of the provisions so assigned without the prior written consent of Northwest.

           It is understood that, in the provisions below between the words QUOTE and UNQUOTE, capitalized terms have the meanings assigned thereto in this Agreement, except that (i) the term "Seller," which means the Manufacturer as between the Manufacturer and AVSA and ASCO, also means the Manufacturer in this Agreement, and (ii) the term "Buyer" which means AVSA and ASCO as between the Manufacturer and AVSA and ASCO, means Northwest in this Agreement.


QUOTE

13.1       SCOPE

           The Seller shall indemnify the Buyer from and against any damages, costs and expenses including reasonable legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of any Aircraft):

           (1) to the extent of (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)thereof in case of any actual or alleged infringement by any Aircraft or any Warranted Part or the use thereof of

                  (a)      any British, French, German, Spanish or US patent, or

                  (b) any patent issued under the laws of any other country in which Northwest may lawfully operate the Aircraft, provided that:

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


                           (i) from the time of design of such Aircraft, accessory, equipment or part and until infringement claims are resolved, such country and the flag country of the Aircraft is each a party to the Chicago Convention on International Civil Aviation of December 7, 1944, and is fully entitled to all benefits of Article 27 thereof, or in the alternative,

                           (ii)     from such time of design and until
                                    infringement claims are resolved, such
                                    country and the flag country of the Aircraft is each a party to the International Convention for the Protection of Industrial Property of March 20, 1883 (known as the "Paris Convention").

           (2) to the extent of(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) thereof in case of any actual or alleged infringement by any Aircraft or any Warranted Part or the use thereof of any patent issued under the laws of any country not covered by (1) above in which the Buyer is from time to time lawfully operating the Aircraft.

           The Seller's undertaking under this Clause 13 shall not apply to components, accessories, equipment or parts which are not Warranted Parts.

13.2       SELLER'S ACTION

           Should the Buyer be enjoined from using any part of an Aircraft by reason of infringement of a patent covered by Subclause 13.1, the Seller shall, at its option and expense, either (i) procure for the Buyer the right to use such part free of any liability for patent infringement or (ii) as soon as possible replace such part with a noninfringing substitute otherwise complying with the requirements of this Agreement.

13.3       SELLER'S OBLIGATION

           The Seller's obligation hereunder with respect to any actual or alleged infringement is conditioned upon commencement of suit against the Buyer for infringement or the Buyer's receipt of a written claim alleging infringement, and upon written notice by the Buyer to the Seller (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) after receipt by the Buyer of notice of the institution of such suit or receipt of such claim, giving particulars thereof. The Seller shall have the option but not the obligation at any time to conduct negotiations with the party or parties charging infringement and may intervene in any suit commenced. Whether or not the Seller intervenes in any such suit, it shall be entitled at any stage of the proceedings to assume, conduct or control the defense thereof.

           The Seller's obligation hereunder with respect to any actual or alleged infringement is also conditioned upon (i) the Buyer's promptly furnishing to the Seller all the data, papers, records and other assistance within the control of the Buyer material to the resistance of or defense against any such charge or suits for infringement, (ii) the Buyer's use of diligent efforts in full cooperation with the Seller to reduce royalties, damages, costs and expenses involved, (iii) the Seller's prior approval of the Buyer's payment, assumption or admission of any liabilities, expenses, costs or royalties for which the Seller is asked to respond and (iv) the Buyer's not otherwise acting in a manner prejudicial to its or the Seller's defense of the action.

13.4       WAIVER

           THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRCRAFT, ACCESSORY, EQUIPMENT OR PART, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS SUBCLAUSE 13.4 SHALL REMAIN IN FULL FORCE AND EFFECT. THIS PATENT INDEMNITY SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.

UNQUOTE

           In consideration of the assignment and subrogation by AVSA under this Clause 13 in favor of Northwest in respect of AVSA's rights against and obligations to the Manufacturer under the provisions quoted above, Northwest hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained (specifically including, without limitation, the waiver, release and renunciation provision).

           THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF AVSA UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND NORTHWEST HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF AVSA AND RIGHTS,

           CLAIMS AND REMEDIES OF NORTHWEST AGAINST AVSA, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRCRAFT, ACCESSORY, EQUIPMENT OR PART, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR

           OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS CLAUSE SHALL REMAIN IN FULL FORCE AND EFFECT. THIS PATENT INDEMNITY SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY AVSA AND NORTHWEST.

14 -       TECHNICAL PUBLICATIONS

           Technical publications shall be supplied to Northwest pursuant to Clause 2 of the A330 Product Support Agreement.

15 -       FIELD ASSISTANCE

           Field services shall be provided to Northwest pursuant to Clause 3 of the A330 Product Support Agreement.
16 -       TRAINING

Training and training aids shall be provided to Northwest pursuant to Clause 4 of the A330 Product Support Agreement
17 -       VENDORS' PRODUCT SUPPORT

17.1       VENDOR PRODUCT SUPPORT AGREEMENTS

17.1.1 AVSA has obtained product support agreements transferable to Northwest from Vendors of Seller Furnished Equipment listed in the Specification ("Product Support Agreements").

17.1.2 These Product Support Agreements are based on the "World Airlines and Suppliers Guide" and include Vendor commitments as contained in the Supplier Product Support Agreements with respect to warranties and guarantees (copies of which have been provided to Northwest).

17.2       VENDOR COMPLIANCE

           AVSA shall monitor Vendor compliance with support commitments defined in the Product Support Agreements and shall take remedial action together with Northwest if requested by Northwest in writing.

17.3       VENDOR PART REPAIR STATIONS

17.3.1 The Manufacturer has developed with the Vendors a program aimed at building a comprehensive network of repair stations in North America for those Vendor Parts originating from outside this territory.

17.3.2 As a result of the above, most Vendor Parts are now repairable in North America, and corresponding repair stations are listed in a document, the AOG and Repair Guide, which is issued and regularly updated by the Manufacturer.

           Vendor Parts that have to be repaired outside North America shall be sent by Northwest to(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT). All such Vendor Parts shall be returned to Northwest with all applicable FAA tagging.

17.3.3 AVSA shall support Northwest in cases where the agreed repair turn time of an approved repair station is not met by causing free-of-charge loans or exchanges (as specified in the relevant Supplier Product Support Agreements manual) to be offered to

           Northwest.

18 -       BUYER FURNISHED EQUIPMENT AND DATA

18.1       INSTALLATION AND DELIVERY

18.1.1 Without additional charge, and in accordance with the Specification, AVSA shall cause the Manufacturer to provide for the installation of the Buyer Furnished Equipment.

18.1.2 AVSA shall cause the Manufacturer to advise Northwest of the dates by which, in the planned release of engineering for an Aircraft, the Manufacturer reasonably requires a written detailed description of the dimensions and weight of Buyer Furnished Equipment for such Aircraft and information necessary for the installation and operation thereof, and Northwest shall furnish such detailed description and information by the dates so specified. Such dimensions and weights shall not thereafter be revised unless mutually agreed and set forth in an SCN.

18.1.3 AVSA shall also cause the Manufacturer to furnish in sufficient time to Northwest a schedule of dates by and locations to which Buyer Furnished Equipment for such Aircraft must be delivered to the Manufacturer to permit installation in and delivery of such Aircraft in accordance with the delivery schedule referred to in Clause 9. Northwest shall furnish such equipment to the Manufacturer at such locations by such dates. Northwest, at its own expense, shall also furnish or cause to be present at the works where such Buyer Furnished Equipment is to be installed, when reasonably requested by the Manufacturer, field service representatives to provide the Manufacturer technical advice regarding the installation and calibration of Buyer Furnished Equipment.

18.2       SPECIFICATION AND AIRWORTHINESS APPROVALS

           Northwest warrants that all Buyer Furnished Equipment (other than Buyer Furnished Equipment manufactured by the Manufacturer) shall meet the requirements of the Specification, shall comply with applicable DGAC and FAA regulations and shall be approved by the DGAC and the FAA for installation and use on an Aircraft at the time of delivery of such Aircraft. AVSA shall bear no expense in connection with adjusting and calibrating Buyer Furnished Equipment to the extent necessary to obtain DGAC and FAA approval, unless such work is due to an Aircraft Interface Problem, mishandling or excessive use on the part of AVSA or the Manufacturer.

18.3       DELAY AND NONPERFORMANCE

           Any delay or failure in complying with the warranty in the foregoing Subclause 18.2, in providing the descriptive information and services mentioned in Subclause 18.1 hereof, in furnishing the Buyer Furnished Equipment or in obtaining any required approval of such equipment under the DGAC or FAA regulations shall be the responsibility of Northwest, to the extent that such delay or failure shall in turn,

           (i) delay the performance of any act to be performed by or on behalf of AVSA or the Manufacturer, or

           (ii) cause the Final Contract Price of the Aircraft to be increased by the amount of AVSA's additional reasonable and substantiated costs, if any, attributable to such delay or failure by Northwest, including, without limitation, storage, taxes, insurance and costs of out-of-sequence installation, and any resulting cost shall be borne by Northwest.

           Further, in any such event, AVSA shall give written notice to Northwest and, unless Northwest has cured such noncompliance within (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) Working Days after such notice, AVSA may elect to take any of the actions set forth below in Subclauses 18.3.2, 18.3.3 or 18.3.4.

18.3.2 At Northwest's request, AVSA shall be entitled to cause the Manufacturer to purchase and install the Buyer Furnished Equipment involved, in which event the Final Contract Price of the affected Aircraft shall be increased by the purchase price of such Buyer Furnished Equipment plus reasonable costs and expenses incurred by the Manufacturer for handling charges, transportation, insurance, packaging and, if so required and not already provided for in the Final Contract Price of such Aircraft, for adjustment and calibration.

18.3.3 If (i) delivery of the Buyer Furnished Equipment is delayed by more than (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) days after the date specified by the Manufacturer for the delivery of such Buyer Furnished Equipment or
           (ii) the Buyer Furnished Equipment required to obtain certification of the Aircraft in accordance with Subclause 2.3 hereof is not approved by the DGAC or the FAA within (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)days after the date specified by the Manufacturer for the delivery of such Buyer Furnished Equipment, then, notwithstanding the terms of Subclause 2.3, AVSA shall be entitled to deliver the affected Aircraft where it is then located with no obligation to install such Buyer Furnished Equipment. Upon such delivery AVSA shall be relieved of all obligations to install such Buyer Furnished Equipment.

18.3.4 If (i) the Buyer Furnished Equipment is delayed by more than (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES

           AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
           CONFIDENTIAL TREATMENT)days after the date specified by the Manufacturer for the delivery of such Buyer Furnished Equipment or
           (ii) the Buyer Furnished Equipment is not required for certification of the Aircraft and is not approved by the DGAC or the FAA within (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)days after the date specified by the Manufacturer for the delivery of such Buyer Furnished Equipment, then AVSA shall be entitled to deliver the Aircraft with no obligation to install such Buyer Furnished Equipment. Northwest may also elect to have the Aircraft so delivered, whereupon AVSA shall be relieved of all obligations to install such Buyer Furnished Equipment.

18.4 Any Buyer Furnished Equipment installed on an Aircraft and subsequently removed due to the fault of Northwest shall be removed at Northwest's expense.

18.5       TAX-FREE ZONES

           Northwest shall cause all Buyer Furnished Equipment to be delivered at its own expense to the following address, unless AVSA notifies Northwest otherwise in writing.

           For all Buyer Furnished Equipment

                  EADS Airbus S.A. (formerly known as Aerospatiale Matra Airbus S.A.)
                  316 Route de Bayonne
                  31300 TOULOUSE
                  FRANCE

18.6       RISK OF LOSS

           Title to and risk of loss of Buyer Furnished Equipment shall at all times remain with Northwest. When Buyer Furnished Equipment is in the possession of AVSA, AVSA shall have only such responsibility therefor as is chargeable by law to a bailee for hire, but shall not be liable for loss of use. (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

18.7       AVSA-SUPPLIED BUYER FURNISHED EQUIPMENT

           If Northwest requests AVSA to cause the Manufacturer to supply directly certain items that are considered Buyer Furnished Equipment pursuant to the Specification, and if compliance with such request by AVSA and the Manufacturer in their judgment shall not affect the delivery date of an Aircraft referred to in Clause 9, then AVSA shall order such items subject to the execution of an SCN reflecting the effect on price and any other items and conditions of this Agreement. In such a case, AVSA shall be entitled to the payment of a reasonable handling charge and shall bear no liability in respect of product support commitments assumed by the Vendor of such Buyer Furnished Equipment. The provisions of Subclauses 18.2 and 18.3 shall apply to Buyer Furnished Equipment covered under this Subclause 18.7 except in the event of any delay in approval or delivery of such Buyer Furnished Equipment attributable to the action of AVSA, the Manufacturer or the Associated Contractor.

19 -       ASSIGNMENT

19.1       SUCCESSORS AND ASSIGNS

           Subject to the provisions of this Clause 19, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto. This Agreement and/or the rights of either party hereunder shall not be assigned or transferred in any manner whatsoever, in whole or in part, by either party without the prior written consent of the other party, such consent not to be unreasonably withheld by AVSA in the case of any assignment by Northwest of its rights hereunder to (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

           Notwithstanding anything herein to the contrary, AVSA may at any time without Northwest's consent, assign any of its rights to receive money and any of its duties to effect the sale and delivery of any Aircraft or any of its responsibilities, duties or obligations to perform any other obligations hereunder to the Manufacturer, any of the Associated Contractor, ASCO or to any Affiliate of the Seller, the Manufacturer or any Associated Contractor (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

19.2       AVSA'S DESIGNATIONS

           AVSA may at any time by notice to Northwest designate particular facilities or particular personnel of the Manufacturer, ASCO, any of the Associated Contractors or any Affiliate of the Manufacturer or any Associated Contractor at which or by whom the services to be performed under this Agreement shall be performed. AVSA may also designate the Manufacturer, any Associated Contractor or any Affiliate of the Manufacturer or any Associated Contractor as the party responsible on behalf of AVSA for providing to Northwest all or any of the services described in this Agreement. No such designation shall amend or modify, and AVSA shall remain fully obligated to perform, all of the obligations of AVSA in this Agreement.

19.3       ASSIGNMENT IN CASE OF RESALE OR LEASE

           In the event of the resale or lease of any Aircraft by Northwest following delivery thereof to Northwest, and subject to the delivery to AVSA of reasonable financial guarantees and protections and other terms as AVSA may reasonably require, Northwest's rights with respect to such Aircraft solely under Clauses 12, 13 and 17 and this Subclause 19.3 of this Agreement, shall inure to the benefit of such purchaser or lessee, as the case may be. Northwest shall furnish to AVSA a true copy of such agreement with such purchaser or lessor, clearly stating that such purchaser or lessor acknowledges that it is bound by and shall comply with all applicable terms, conditions and limitations of this Agreement. (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

19.4       FINANCING FOR PREDELIVERY Payments

           Nothwithstanding the provisions of Subclause 19.1, AVSA and Northwest will negotiate by a date no later than ninety (90) days following the execution of this Agreement, the terms under which AVSA will consent to the collateral assignment by Northwest of its rights and benefits under this Agreement to the extent necessary to secure, in the reasonable opinion of Northwest and AVSA, a financing facility to be negotiated between Northwest and the Propulsion Systems manufacturer under which Northwest will finance some or all of the Predelivery Payments paid or payable by Northwest hereunder.

20 -       DATA RETRIEVAL

           On AVSA's reasonable request, Northwest shall provide AVSA with all the necessary data, as customarily compiled by Northwest and pertaining to the operation of the Aircraft, to assist AVSA in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to improving the safety, availability and operational costs of the Aircraft.

21 -       TERMINATION FOR CERTAIN EVENTS

21.1 Any of the following shall be considered a material breach of, as applicable, Northwest's or AVSA's obligations under this Agreement ("Material Breach"):

           (1) AVSA, Northwest or any other party shall commence any case, proceeding or other action with respect to AVSA or Northwest in any jurisdiction relating to bankruptcy, insolvency, reorganization or relief from debtors or seeking a reorganization, arrangement, winding-up, liquidation, dissolution or other relief with respect to its debts and such case, proceeding or action is not dismissed within(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

           (2) An action is commenced seeking the appointment of a receiver, trustee, custodian or other similar official for AVSA or Northwest for all or substantially all of its assets and such action is not stayed or dismissed within (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT), or AVSA or Northwest makes a general assignment for the benefit of its creditors.

           (3) An action is commenced against AVSA or Northwest seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets and such action is not dismissed within(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

           (4) AVSA or Northwest is generally unable to pay its debts as they come due.

           (5) There is a liquidation, winding up or analogous event with respect to Northwest or AVSA.

           (6) Northwest fails to make any Predelivery Payment required to be made pursuant to this Agreement when such payment comes due or fails to make payment of all or part of the Final Contract Price required to be made pursuant to Subclause 6.3 of this Agreement.

           (7) Northwest defaults on any payment of principal or interest on any indebtedness or in the payment of any guarantee obligation, to AVSA or any of its Affiliates.

           (8) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

           (9) Northwest defaults in its obligation to take delivery of an Aircraft, or AVSA defaults in its obligation to deliver an Aircraft as provided in this Agreement.

           (10) Northwest or AVSA, or any of AVSA's affiliates, defaults in any material respect in the observance or performance of any other material covenant or undertaking contained in this Agreement, and such default continues beyond the applicable grace period (if any).

           (11) AVSA or any of its Affiliates defaults in any material respect in the observance or performance of any material covenant or undertaking in the(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT), and such default continues beyond the applicable grace period (if any).

21.2 In the event of any Material Breach by either party, the other party shall at its option have the right to resort to any remedy under applicable law, including, without limitation, the right by written notice, effective immediately, to (i) suspend its performance under the Agreement, (ii) in the case of a Material Breach by Northwest, reschedule the delivery dates for Aircraft or for other goods and services, (iii) terminate this Agreement with respect to any or all Aircraft, services, data and other items undelivered or unfurnished on the effective date of such termination, (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

22 -       MISCELLANEOUS PROVISIONS

22.1       NOTICES

           All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by commercial courier, certified air mail (return receipt requested), facsimile or other electronic transmission at the addresses and numbers set forth below. The date upon which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, certified air mail, facsimile or other electronic transmission, the date upon which sent, shall be deemed to be the effective date of such notice or request.

           AVSA shall be addressed at:

           2, rond-point Maurice Bellonte
           31700 BLAGNAC  FRANCE
           Attention:  Director - Contracts
           Telephone:      33 561 30 40 12
           Facsimile:      33 561 30 40 11

           NORTHWEST SHALL BE ADDRESSED AT:

           Treasurer
           Northwest Airlines, Inc.
           5101 Northwest Drive
           St. Paul, MN  55111

           COURIER:

           Treasurer
           Northwest Airlines, Inc.
           2700 Lone Oak Parkway
           Eagan, MN  55121
           Telephone:  (612) 727-4882
           Facsimile:   (612) 726-0665

           From time to time, the party receiving the notice or request may designate another address or another person.

22.2       WAIVER

           The failure of either party to enforce at any time any of the provisions of this Agreement, to exercise any right herein provided or to require at any time performance by the other party of any of the provisions hereof shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.3       INTERPRETATION AND LAW

           THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

           THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS TRANSACTION.

22.4       CONFIDENTIALITY

           Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Agreement and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, Northwest shall use reasonable efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in any filing required to be made by Northwest with any governmental agency and shall make such applications as shall be necessary to implement the foregoing.(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) Northwest and AVSA shall consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of this Agreement or the terms and conditions thereof. The provisions of this Subclause 22.4 shall survive any termination of this Agreement.

22.5       SEVERABILITY

           In the event that any provision of this Agreement should for any reason be held to be without effect, the remainder of this Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Agreement prohibited or unenforceable in any respect.

22.6       ALTERATIONS TO CONTRACT

           This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written. This Agreement shall not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by both parties or by their fully authorized representatives.

22.7       INCONSISTENCIES

           In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specification, or (ii) any other Exhibit attached to this Agreement, in each such case the terms of such Specification or Exhibit shall prevail over the terms of this Agreement. For the purpose of this Subclause 22.7, the term Agreement shall not include the Specification or any other Exhibit hereto.

22.8       LANGUAGE

           All correspondence, documents and any other written matters in connection with this Agreement shall be in English.

22.9       HEADINGS

           All headings in this Agreement are for convenience of reference only and do not constitute a part of this Agreement.

22.10      COUNTERPARTS

           This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

22.11      OPINION OF COUNSEL

           Northwest shall, concurrently with the execution of this Agreement, deliver to AVSA an opinion of counsel for Northwest reasonably satisfactory to AVSA and dated as of such date to the effect that (i) the execution, delivery and performance of this Agreement and the A330 Product Support Agreement are within the corporate power of Northwest, and (ii) this Agreement and the A330 Product Support Agreement have been duly executed and delivered by and constitute legal, valid and binding obligations of Northwest enforceable in accordance with their terms.

IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.


AVSA, S.A.R.L.


By:   /s/ Francois Bensier
      ____________________________________


TITLE:   AVSA Chief Executive Officer


NORTHWEST AIRLINES, INC.


By: /s/ Gregory A. May
    ____________________________________


TITLE:   Vice President Aircraft Transactions

                                                                       EXHIBIT A




                             STANDARD SPECIFICATION

The A330 Standard Specification is contained in a separate folder.

                                                                       Exh. A-1

                            A330-300 OPTIONS SUMMARY                   EXHIBIT B


  (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
     EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                                                                       Exh. B-1

                                                                       EXHIBIT C

================================================================================
                      AVSA                      SCN No.
           SPECIFICATION CHANGE NOTICE          Issue
                      (SCN)                     Dated
                                                Page No.
--------------------------------------------------------------------------------

TITLE


DESCRIPTION


EFFECT ON WEIGHT
Manufacturer's Weight Empty Change:

Operational Weight Empty Change:

Allowable Payload Change:


REMARKS/REFERENCES
Response to RFC


SPECIFICATION CHANGED BY THIS SCN


THIS SCN REQUIRES PRIOR OR CONCURRENT ACCEPTANCE OF THE FOLLOWING SCN(s)

--------------------------------------------------------------------------------

PRICE PER AIRCRAFT

US DOLLARS:

AT DELIVERY CONDITIONS:

This change will be effective on ________________ Aircraft No.______________ and subsequent provided approval is received by _________________________.

BUYER APPROVAL                                   SELLER APPROVAL

By:                                              By:


Title: (Authorized Finance Department Officer)   Date:

By:

Title:  (Authorized maintenance or flight operations officer)

Date:

================================================================================

                                                                       Exh. C-1

================================================================================
                      AVSA                      SCN No.
           SPECIFICATION CHANGE NOTICE          Issue
                      (SCN)                     Dated
                                                Page No.
--------------------------------------------------------------------------------

SCOPE OF CHANGE  (FOR INFORMATION ONLY)






















================================================================================

                                                                       Exh. C-2

                                                                       EXHIBIT D


                         AIRFRAME PRICE REVISION FORMULA


1.       BASE PRICE

         The Base Price of the Airframe is as quoted in Subclause 4.1.1 of the Agreement.

2.       BASE PERIOD

         The above Base Prices have been established in accordance with the averaged economic conditions prevailing in December 1998/January 1999/February 1999 and corresponding to theoretical delivery conditions prevailing in January 2000 as defined by ECIb and ICb index values indicated in Paragraph 4 of this Appendix D.

         These Base Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Appendix D.

         ECIb and ICb index values indicated in Paragraph 4 of this Appendix D will not be subject to any revision of these indexes.

3.       REFERENCE INDEXES

         LABOR INDEX: Published quarterly by the US Department of Labor, Bureau of Labor Statistics, in "News" (Table 6: "Employment Cost Index for wages and salaries for private industry workers by industry and occupational group" (NOT SEASONALLY ADJUSTED)), or such other names that may be from time to time used for the publication title and/or table. The index is found under aircraft manufacturing with a standard industrial classification code of SIC 3721 (hereinafter referred to as "ECI-SIC-3721W") (Base month and year June 1989 = 100).

         MATERIAL INDEX: Published monthly by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: "Producer prices indexes and percent changes for commodity groupings and individual items, not seasonally adjusted"), or such other names that may be from time to time used for the publication title and/or table. The index is found under industrial commodities (hereinafter referred to as "IC-Index") (Base year 1982 = 100).

                                                                       Exh. D-1

4 -      REVISION FORMULA

         Pn       =        (Pb + F) (0.75 ECIn/ECIb + 0.25 ICn/ICb)

         Where

         Pn       =        Revised Base Price of the Airframe at delivery of the
                           Aircraft.

         Pb = Base Price of the Airframe at economic conditions December 1998/January 1999/February 1999 averaged (January 2000 delivery conditions).

         F        =        (0.005 x N x Pb) Where  N = The calendar year of
                           delivery of the Aircraft minus 2000.

         ECIn     =        The arithmetic average of the latest published values
                           available at the date of Aircraft delivery for ECI-SIC-3721W for the llth, l2th and l3th months prior to the month of delivery of the Aircraft (1 decimal), where the quarterly value for the third month of a quarter (March, June, September and December) will be deemed to apply for the two preceding months.

         ECIb     =        ECI-SIC-3721W for December l998/January 1999/February
                           1999 averaged (= 139.0).

         ICn      =        The arithmetic average of the latest published values
                           available at the date of Aircraft delivery for the IC-Index for the llth, l2th and l3th months prior to the month of delivery of the Aircraft (l decimal).

         ICb      =        IC-Index for December 1998/January 1999/February 1999
                           averaged (=123.0).

         In determining the Revised Base Price at delivery of the Aircraft, each quotient will be calculated to the nearest ten thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure. The final factor will be rounded to the nearest ten thousandth (4 decimals). After final computation, Pn will be rounded to the next whole number (0.5 or more rounded to l).

                                                                       Exh. D-2

5.       GENERAL PROVISIONS

5.1      SUBSTITUTION OF INDEXES

         In the event that:

         (i) the U.S. Department of Labor substantially revises the methodology of calculation of any of the indexes referred to hereabove, or

         (ii) the U.S. Department of Labor discontinues, either temporarily or permanently, any of the indexes referred to hereabove, or

         (iii) the data samples used to calculate any of the indexes referred to hereabove are substantially changed,

         AVSA will select a substitute index.

         Such substitute index will reflect as closely as possible the actual variations of the wages or of the material costs, as the case may be, used in the calculation of the original index.

         As a result of this selection of a substitute index, AVSA will make an appropriate adjustment to its price revision formula, allowing to combine the successive utilization of the original index and of the substitute index.

5.2      FINAL INDEX VALUES

         The Revised Base Price at the date of Aircraft delivery will be final and will not be subject to further adjustments of any kind and for any reason to the applicable indexes as published at the date of Aircraft delivery.

                                                                       Exh. D-3

                                                                  EXHIBIT E (GE)


                     GENERAL ELECTRIC PRICE REVISION FORMULA


l.       REFERENCE PRICE

         The Reference Price of the General Electric CF6-80E1-A3 Propulsion Systems is as quoted in Subclause 4.1.2.1 of the Agreement

         This Reference Price is valid for Aircraft delivered no later than December 31, 2008, and is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit E.

2.       REFERENCE PERIOD - REFERENCE COMPOSITE PRICE INDEX

         The above Reference Price has been established in accordance with economic conditions averaged for the 11th, 12th and 13th months prior to delivery (April 1998 theoretical delivery conditions), as defined by General Electric by the Reference Composite Price Index of 151.09.

3.       REFERENCE INDEXES

         LABOR INDEX: "Aircraft Engines and Engine Parts," Standard Industrial Classification 3724--Average hourly earnings (hereinafter referred to as "HE SIC 3724") published by the US Department of Labor, Bureau of Labor Statistics, in "Employment and Earnings," (Table B-15: Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry) or such other names that may be from time to time used for the publication title and/or table.

         MATERIAL INDEX: "Industrial Commodities" (hereinafter referred to as "IC-Index"), published monthly by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: Producer prices indexes and percent changes for commodity groupings and individual items, not seasonally adjusted) or such other names that may be from time to time used for the publication title and/or table. (Base year 1982 = 100).

                                                                  Exh. E. (GE)-1

4.       REVISION FORMULA

         Pn       =        Pb  x  CPIn/151.09

         Where

         Pn       =        Revised Reference Price the Propulsion Systems at
                           delivery of the Aircraft.

         Pb       =        Reference Price as defined in Paragraph 1 of this
                           Exhibit E.

         CPIn     =        Composite Price Index applicable for the month of
                           delivery of the Aircraft.

                           Said Composite Price Index is composed as follows:

                           CPIn = 0.65 x HEn + 0.35 x ICn

         Where

         HEn      =        The arithmetic average of the HE SIC 3724 Index
                           available at the delivery date of the Aircraft for the 11th, 12th and 13th months prior to the month of delivery of the Aircraft each of which is divided by
                           11.16 and multiplied by 100.

         ICn      =        The arithmetic average of the IC-Index available at
                           the delivery date of the Aircraft for the 11th, 12th and 13th months prior to the month of delivery of the Aircraft.

         In each computation, if the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure.

         The division of HE SIC 3724 Index by 11.16 as described in HEn above will be rounded to the nearest third decimal place. The HE SIC 3724 Index average (HEn) and the IC-Index average (ICn) will be rounded to the nearest second decimal place.

         Each product (0.65xHEn and 0.35xICn) will be rounded to the nearest fourth decimal place.

         CPIn will be rounded to the nearest second decimal place.

                                                                  Exh. E(GE)-2

         The final factor (CPIn/151.09) will be rounded to the nearest third decimal place.

         After final computation, Pn will be rounded to the nearest whole number.

5.       GENERAL PROVISIONS

5.1 The Revised Reference Price at delivery of the Aircraft will be the final price and will not be subject to further adjustments in the indexes.

5.2 If the US Department of Labor substantially revises the methodology of calculation of the published indexes "Standard Industrial Classification 3724" or "Industrial Commodities" or discontinues either of these indexes, AVSA will reflect the substitute for the revised or discontinued index selected by General Electric, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

         Appropriate revision of the formula will be made to accomplish this result.

5.4 Should the above escalation provisions become null and void by action of the US Government, the Reference Price will be adjusted to reflect increases in the cost of labor and material which have occurred from the period represented by the applicable Reference Price Indexes to the twelfth (12) month prior to the scheduled delivery month of the Aircraft.

5.5 Should the ratio CPIn/151.09 be lower than 1.000, then Pn will be equal to Pb.

                                                                  Exh. E(GE)-3

                                                                  EXHIBIT E (PW)


                     PRATT & WHITNEY PRICE REVISION FORMULA

1.       REFERENCE PRICE

         The Reference Price of the Pratt & Whitney PW 4168A Propulsion Systems is as quoted in Subclause 4.1.2.2 of the Agreement.

         This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit E.

2.       REFERENCE PERIOD

         The above Reference Price has been established in accordance with the economic conditions prevailing in December 1998, as defined, according to Pratt & Whitney, by the HEb and ICb index values indicated in Paragraph 4 of this Exhibit E.

3.       REFERENCE INDEXES

         LABOR INDEX: "Aircraft Engines and Engine Parts," Standard Industrial Classification 3724--Average hourly earnings (hereinafter referred to as "HE SIC 3724"), published by the US Department of Labor, Bureau of Labor Statistics, in "Employment and Earnings," (Table B-15: Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry) or such other names that may be from time to time used for the publication title and/or table.

         MATERIAL INDEX: "Industrial Commodities" (hereinafter referred to as "IC-Index"), published monthly by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: Producer prices indexes and percent changes for commodity groupings and individual items, not seasonally adjusted) or such other names that may be from time to time used for the publication title and/or table. (Base year 1982 = 100).

                                                                    Exh. E(PW)-1

4.       REVISION FORMULA

         Pn       =        Pb x [0.65(HEn/HEb) + 0.35(ICn/ICb)]

         Where

         Pn       =        Revised Reference Price of the Propulsion Systems at
                           delivery of the Aircraft

         Pb       =        Reference Price at economic conditions December 1998

         HEn      =        HE SIC 3724 for the sixth month prior to the month of
                           delivery of the Aircraft

         HEb      =        HE SIC 3724 for December 1998 (= 19.33)

         ICn      =        IC-Index for the sixth month prior to the month of
                           delivery of the Aircraft

         ICb      =        IC-Index for December 1998 (= 123.3)

         In each computation, if the next succeeding place is five (5) or more the preceding decimal place will be raised to the next higher figure. In determining the Revised Reference Price, each quotient will be calculated to the nearest ten thousandth (4 decimals). The final factor will be rounded to the nearest ten-thousandth (4 decimals).

         After final computation, Pn will be rounded to the next whole number.

5.       GENERAL PROVISIONS

5.1 The Revised Reference Price at delivery of the Aircraft will be the final price and will not be subject to further adjustments in the indexes.

5.2 The Revised Reference Price at delivery of the Aircraft will in no event be less than the Reference Price defined in Paragraph 1 of this Exhibit E.

5.3 If no final index value is available for any of the applicable months, the published preliminary figures will be the basis on which the Revised Reference Price will be computed.

                                                                    Exh. E(PW)-2

5.4 If the US Department of Labor substantially revises the methodology of calculation of the indexes referred to in this Exhibit E or discontinues any of these indexes, AVSA will, reflect the substitute for the revised or discontinued index selected by Pratt & Whitney, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

         Appropriate revision of the formula will be made to accomplish this result.

5.5 Should the above escalation provisions become null and void by action of the US Government, the Reference Price will be adjusted to reflect increases in the cost of labor and material, which have occurred from the period represented by the applicable Reference Price Indexes to the sixth month prior to the scheduled delivery of the Aircraft.

                                                                    Exh. E(PW)-3

                                                                  EXHIBIT E (RR)

                       ROLLS ROYCE PRICE REVISION FORMULA

1.       REFERENCE PRICE

         The Reference Price of the Rolls Royce RB 211 Trent 772 Propulsion Systems is as quoted in Subclause 4.1.2.3 of the Agreement.

         This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit E.

2.       REFERENCE PERIOD - REFERENCE COMPOSITE PRICE INDEX

         The above Reference Price has been established in accordance with the averaged economic conditions prevailing in December 1998, January 1999 and February 1999 (theoretical delivery conditions of January 2000), as defined, according to Rolls Royce, by the HEb, MMPb and EPb index values indicated in Paragraph 4 of this Exhibit E.

3.       REFERENCE INDEXES

         LABOR INDEX: "Aircraft Engines and Engine Parts," Standard Industrial Classification 3724--Average hourly earnings (hereinafter referred to as "HE SIC 3724"), published by the US Department of Labor, Bureau of Labor Statistics, in "Employment and Earnings," (Table B-15: Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry) or such other names that may be from time to time used for the publication title and/or table.

         MATERIAL INDEX: "Metals and Metal Products" Code l0 (hereinafter referred to as "MMP-Index"), published monthly by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6:
         Producer prices indexes and percent changes for commodity groupings and individual items, not seasonally adjusted) or such other names that may be from time to time used for the publication title and/or table. (Base year 1982 = 100).

         ENERGY INDEX: "Fuels and Related Products and Power" Code 5 (hereinafter referred to as "EP-Index"), published monthly by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: Producer prices indexes and percent changes for commodity groupings and individual items, not seasonally adjusted) or such other names that may be from time to time used for the publication title and/or table.
         (Base year 1982 = 100).

                                                                    Exh. E(RR)-1

4.       REVISION FORMULA

         Pn       =        (Pb + F) x (0.60 x HEn/HEb + 0.30 x MMPn/MMPb + 0.10
                           x EPn/EPb)

         Where

         Pn       =        Revised Reference Price of the Propulsion Systems at
                           delivery of the Aircraft

         Pb       =        Reference Price at averaged economic conditions
                           December 1998/January 1999/February 1999

         F        =        (0.005 x N x Pb) Where N = the calendar year of
                           delivery of the Aircraft minus 2000

         HEn      =        HE SIC 3724 for the 13th, 12th and 11th months
                           averaged prior to the month of delivery of the Aircraft (rounded to the third decimal place).

         HEb      =        HE SIC 3724 for December 1998/January 1999/February
                           1999 averaged (= 19.267)

         MMPn     =        MMP-Index for the 13th, 12th and 11th months
                           averaged prior to the month of delivery of the Aircraft (rounded to the second decimal place).

         MMPb     =        MMP-Index for December 1998/January 1999/February
                           1999 averaged (= 123.63)

         EPn      =        EP-Index for the 13th, 12th and 11th months
                           averaged prior to the month of delivery of the Aircraft (rounded to the second decimal place).

         EPb      =        EP-Index for averaged December 1998/January
                           1999/February 1999 (= 69.70)

         Each quotient ((0.60 HEn)/HEb, (0.30 MMPn)/MMPb, (0.10 EPn)/EPb) will be calculated to the nearest ten thousandth (4 decimals). If the next succeeding decimal place is five (5) or more, the preceding decimal place will be raised to the next higher figure.

         After final computation, Pn will be rounded to the next whole number.

                                                                    Exh. E(RR)-2

5.       GENERAL PROVISIONS

5.1 The Revised Reference Price at delivery of the Aircraft will be the final price and will not be subject to further adjustments in the indexes.

5.2 If the US Department of Labor substantially revises the methodology of calculation of the indexes referred to in this Exhibit E or discontinues any of these indexes, AVSA will, reflect the substitute for the revised or discontinued index selected by Rolls Royce, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

         Appropriate revision of the formula will be made to accomplish this result.

5.3 Should the above escalation provisions become null and void by action of the US Government, the Reference Price will be adjusted to reflect increases in the cost of labor, material and fuel which have occurred from the period represented by the applicable Reference Price Indexes to the twelfth month prior to the scheduled month of delivery of the Aircraft.

                                                                    Exh. E(RR)-3

                                                                       EXHIBIT F

                            CERTIFICATE OF ACCEPTANCE
                                FOR A330 AIRCRAFT


In accordance with the terms of that certain A330 Purchase Agreement dated as of ____________, between Northwest Airlines, Inc., ("NORTHWEST") and AVSA, S.A.R.L. ("AVSA") (the "Purchase Agreement"), the acceptance tests relating to the Airbus A330 aircraft, Manufacturer's Serial Number: _____, U.S. Registration Number:
______ with two (2) [Pratt & Whitney PW 4168A] [General Electric CF6-80-E1A3][Rolls Royce Trent 772B] series propulsion systems installed thereon, serial nos. ______ (position #1) and _______ (position #2) (the "A330 Aircraft"), have taken place at _______________ on the ____ day of _____________, ____.

In view of said tests having been carried out with satisfactory results, NORTHWEST hereby approves the A330 Aircraft as being in conformity with the provisions of the Purchase Agreement.

Said acceptance does not impair the rights of NORTHWEST that may be derived from the warranties relating to the A330 Aircraft set forth in the Purchase Agreement.

NORTHWEST specifically recognizes that it has waived any right it may have at law or otherwise to revoke this acceptance of the A330 Aircraft.



                                   RECEIPT AND ACCEPTANCE OF THE ABOVE-DESCRIBED A330 AIRCRAFT ACKNOWLEDGED

                                   NORTHWEST AIRLINES, INC.


                                   By: /s/ Gregory A. May
                                       _____________________________________

                                   Its: Vice President Aircraft Transactions
                                        ____________________________________

                                                                        Exh. F-1

                                                                       EXHIBIT G

                           SELLER SERVICE LIFE POLICY


1. The Items of primary and auxiliary structure described hereunder are covered by the Service Life Policy described in Subclause 12.2 of the Agreement.

2.            WINGS - CENTER AND OUTER WING BOX

2.1           SPARS

2.2           RIBS INSIDE THE WING BOX

2.3           UPPER AND LOWER PANELS OF THE WING BOX

2.4           FITTINGS

2.4.1         Attachment fittings for the flap structure

2.4.2         Attachment fittings for the engine pylons

2.4.3         Attachment fittings for the main landing gear

2.4.4         Attachment fittings for the center wing box

2.5           AUXILIARY SUPPORT STRUCTURE

2.5.1         FOR THE SLATS:

2.5.1.1       Ribs supporting the track rollers on wing box structure

2.5.1.2       Ribs supporting the actuators on wing box structure

2.5.2         FOR THE AILERONS:

2.5.2.1       Hinge brackets and ribs on wing box rear spar or shroud box

2.5.2.2       Actuator fittings on wing box rear spar or shroud box

2.5.3         FOR AIRBRAKES, SPOILERS, LIFT DUMPERS:

2.5.3.1       Hinge brackets and ribs on wing box rear spar or shroud box

                                                                       Exh. G-1

2.5.3.2       Actuator fittings on wing box rear spar or shroud box

3.            FUSELAGE

3.1           FUSELAGE STRUCTURE

3.1.1         Fore and aft bulkheads

3.1.2 Pressurized floors and bulkheads surrounding the main and nose gear wheel well and center wing box

3.1.3 Skins with doublers, stringers and frames from the forward pressure bulkheads to the frame supporting the rear attachment of horizontal stabilizer

3.1.4 Window and windscreen attachment structure but excluding transparencies

3.1.5         Passenger and cargo doors internal structure

3.1.6 Sills excluding scuff plates and upper beams surrounding passenger and cargo door apertures

3.1.7 Cockpit floor structure and passenger cabin floor beams excluding floor panels and seat rails

3.1.8         Keel beam structure

3.2           FITTINGS

3.2.1         Landing gear attachment fittings

3.2.2 Support structure and attachment fittings for the vertical and horizontal stabilizers

                                                                       Exh. G-2

4.            STABILIZERS

4.1           HORIZONTAL STABILIZER MAIN STRUCTURAL BOX

4.1.1         Spars

4.1.2         Ribs

4.1.3         Upper and lower skins and stringers

4.1.4         Attachment fittings to fuselage and trim screw actuator

4.1.5         Elevator support structure

4.1.5.1       Hinge bracket

4.1.5.2       Servocontrol attachment brackets

4.2           VERTICAL STABILIZER MAIN STRUCTURAL BOX

4.2.1         Spars

4.2.2         Ribs

4.2.3         Skins and stringers

4.2.4         Attachment fittings to fuselage

4.2.5         Rudder support structure

4.2.5.1       Hinge brackets

4.2.5.2       Servocontrol attachment brackets

5. Bearing and roller assemblies, bearing surfaces, bushings, bolts, rivets, access and inspection doors, including manhole doors, latching mechanisms, all system components, commercial interior parts, insulation and related installation and connecting devices are excluded from this Seller Service Life Policy.

                                                                       Exh. G-3

                                                                       EXHIBIT H


                                  BILL OF SALE
                                FOR A330 AIRCRAFT

Know all persons by these presents that AVSA, S.A.R.L. ("AVSA"), a SOCIETE A RESPONSABILITE LIMITEE organized and existing under the laws of the Republic of France,whose address is 2 rond-point Maurice Bellonte, 31700 Blagnac, FRANCE, is the owner of the title to the following airframe (the "AIRFRAME"), the attached engines as specified (the "ENGINES") and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment, incorporated therein, installed thereon or attached thereto on the date hereof (the "PARTS"):

MANUFACTURER OF AIRFRAME:           MANUFACTURER OF ENGINES:
------------------------            ------------------------

AIRBUS INDUSTRIE G.I.E.             [GENERAL ELECTRIC]
                                    [PRATT & WHITNEY]
                                    [ROLLS ROYCE]

MODEL:                              MODEL:
-----                               -----

A330-300                            [CF6-80-E1A3] [PW 4168A] [TRENT 772B]

                                    SERIAL NUMBERS:
MANUFACTURER'S                      --------------
SERIAL NUMBER:    [        ]        LH :  [        ]
-------------                       RH :  [        ]

REGISTRATION NO:  [        ]
---------------

The Airframe, Engines and Parts are hereafter together referred to as the aircraft (the "A318 AIRCRAFT").

AVSA does this ___ day of _______________ sell, transfer and deliver all of its above described rights, title and interest to the A330 Aircraft to the following company forever, said A330 Aircraft to be the property thereof:

NORTHWEST AIRLINES, INC. (the "Buyer")

AVSA hereby warrants to the Buyer that it has on the date hereof good and lawful right to sell, deliver and transfer title to the A330 Aircraft to the Buyer and that there is hereby conveyed to the Buyer on the date hereof good, legal and valid title to the A330 Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others.

                                                                     Exh. H-1

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by
its duly authorized representative this ______ day of [       ]

AVSA, S.A.R.L.

By:   Francois Bensier

Title:   AVSA Chief Executive Officer

Signature:  /s/ Francois Bensier





                                                                     Exh. H-2

                             LETTER AGREEMENT NO. 1


                                                         As of December 21, 2000


Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121

Re:  PURCHASE INCENTIVES

Dear Ladies and Gentlemen:

         Northwest Airlines, Inc. ("Northwest"), and AVSA, S.A.R.L. ("AVSA"), have entered into an Airbus A330 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. The parties hereto have agreed to set forth in this Letter Agreement No. 1 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         The parties hereto agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1.           AVSA CREDIT MEMORANDA FOR ALL AIRCRAFT

1.1 AVSA will provide to Northwest upon delivery of each Aircraft the credit memoranda listed below in Subparagraphs 1.1(i) through 1.1(v):

                  (i) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                                                                          LA1-1

                  (ii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                  (iii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                  (iv) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                  (v) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                  (vi) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                  Hereinafter, the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)are collectively referred to as the "AVSA Credit Memoranda."

1.2 The AVSA Credit Memoranda have been established in accordance with January 2000 delivery conditions (dollars) and will be revised to the actual delivery date of each Aircraft in accordance with the Airframe Price Revision Formula set forth in Exhibit D to the Agreement.

1.3 Each AVSA Credit Memorandum will be applied by AVSA against the Final Contract Price of each Aircraft.

2.                CREDIT MEMORANDA FOR FIRM AIRCRAFT

2.1 AVSA will provide to Northwest upon delivery of each of the twenty-four (24) Firm Aircraft the credit memoranda listed below in Subparagraphs 1.1(i) through 1.1(ii):

                                                                          LA1-2

                  (i) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                  (ii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

2.2 The (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) has been established in accordance with January 2000 delivery conditions (dollars) and will be revised to the actual delivery date of each Aircraft in accordance with the Airframe Price Revision Formula set forth in Exhibit D to the Agreement. (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

2.3 Each (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) and (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) will be applied by AVSA against the Final Contract Price of each Firm Aircraft.

3.                CREDITS AS PRICE ADJUSTMENT

                  AVSA and Northwest agree that credits offered to Northwest pursuant to the provisions of this Letter Agreement are intended to constitute an adjustment to the purchase price of the Aircraft associated thereto. Nothing in this Letter Agreement should be read to provide an inference as to the characterization of credits found in clauses or paragraphs of the Agreement other than this Letter Agreement.

4.                ASSIGNMENT

                  Notwithstanding any other provision of this Letter Agreement or of the

                                                                          LA1-3

                  Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder shall not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 shall be void and of no force or effect.

                  If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return both copies to AVSA.


                                              Very truly yours,

                                              AVSA, S.A.R.L.

                                              By:  /s/ Francois Bensier
                                                   _____________________________

                                              Its: AVSA Chief Executive Officer
                                                   _____________________________


Accepted and Agreed

NORTHWEST AIRLINES, INC.


By:  /s/ Gregory A. May
     ____________________________________

Its: Vice President Aircraft Transactions
     ____________________________________



                                                                          LA1-4

                             LETTER AGREEMENT NO. 2


                                                         As of December 21, 2000

Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121

Re:  OPTIONS AND FLEXIBILITY

Dear Ladies and Gentlemen:

         Northwest Airlines, Inc. ("Northwest"), and AVSA, S.A.R.L. ("AVSA"), have entered into an Airbus A330 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. The parties hereto have agreed to set forth in this Letter Agreement No. 2 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         The parties hereto agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.       DELIVERY SCHEDULE

         Unless otherwise specifically requested by Northwest, (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

                                                                           LA2-1

2.       OPTION AIRCRAFT

2.1      DELIVERY SCHEDULE

         The Option Aircraft will be scheduled for delivery at the rate of two per quarter starting in the calendar quarter immediately after the month of delivery of the last Firm Aircraft.

2.2      OPTION EXERCISE

         Northwest may exercise its option to purchase each Option Aircraft scheduled for delivery (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) by (i) giving written notice to AVSA (the "Option Exercise Notice") no later than(CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)months prior to the (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) and (ii) concurrently with such notice, paying AVSA any Predelivery Payments due accordance with Letter Agreement No. 8 to the Agreement. On AVSA's receipt of the Option Exercise Notice and receipt of any Predelivery Payments due in respect of an Option Aircraft, such Option Aircraft will be converted to a firm order and will be deemed an "Aircraft" for all purposes of the Agreement.

2.3 (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         In respect of each Option Aircraft refused by Northwest, Northwest and AVSA will have no more rights or obligations.

3.       PURCHASE  RIGHT AIRCRAFT

3.1       PURCHASE RIGHT AIRCRAFT EXERCISE

3.1.1 In addition to the Option Aircraft AVSA grants Northwest the right to purchase up to (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)additional Aircraft (the "Purchase Right Aircraft"). On Northwest's written request, AVSA will, subject to availability and AVSA's and the Manufacturer's industrial and commercial constraints, offer Northwest all Available Delivery Positions within the timeframe requested by Northwest, for a Purchase Right Aircraft. Northwest

                                                                           LA2-2
         will accept any of such Available Delivery Positions by paying all Predelivery Payments(CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
         A REQUEST FOR CONFIDENTIAL TREATMENT). Payment will be due within (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) Working Days of AVSA's advice regarding a delivery position and will constitute Northwest's exercise of its right to convert a Purchase Right Aircraft into a firmly ordered Aircraft (a "Purchase Right Aircraft Exercise").

3.1.2 For the purpose of this Paragraph 3, the term "Available Delivery Position(s)" in the singular or plural will mean any delivery positions(CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT), it being understood that such Available Delivery Positions will be subject to (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Available Delivery Positions pursuant to the provisions of this Letter Agreement.

3.1.3 In respect of each Purchase Right Aircraft for which AVSA has offered Northwest Available Delivery Positions and Northwest fails to pay the applicable Predelivery Payments, Northwest and AVSA will have no more rights or obligations with respect to the offer of such Available Delivery Positions in response to Northwest's current request.

3.2      APPLICABLE TERMS

         On Purchase Right Aircraft Exercise, (i) the price terms that apply to Option Aircraft will be extended to the applicable Purchase Right Aircraft, so long as such Purchase Right Aircraft is scheduled for delivery to Northwest before the end of(CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT), (ii) all other terms and conditions in the Agreement that apply to Aircraft will apply to such Purchase Right Aircraft, and (iii) such Purchase Right Aircraft will be deemed to be an Aircraft.

3.3      PURCHASE RIGHT AIRCRAFT AS A340 AIRCRAFT

         In the event that Northwest desires an A340-500 or A340-600 aircraft as a Purchase Right Aircraft, it will so inform AVSA and AVSA and Northwest willcomply with Subparagraphs 3.1 and 3.2 MUTATIS MUTANDIS, subject to agreement between AVSA and Northwest on the terms and conditions applicable

                                                                           LA2-3
         to the Converted Firm A340-500 Aircraft or Converted Firm A340-600 Aircraft defined below in Subparagraph 4.3.

4.       CONVERSION

4.1      CONVERSION RIGHTS TO A330-200

         AVSA grants Northwest the right to convert each Firm Aircraft starting with the (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Firm Aircraft scheduled for delivery, each Option Aircraft that has become an A330-300 model Aircraft as the result of an option exercise, and each Purchase Right Aircraft that has been converted to an Aircraft in accordance with Paragraph 3 above into a firmly ordered A330-200 aircraft (the "Converted Firm A330-200 Aircraft"). Northwest may exercise this right by giving written notice to AVSA no later than (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)months prior to the first day of the month in which the Aircraft to be converted is scheduled for delivery (the "A330-200 Conversion Right"). The delivery position for a Converted Firm A330-200 Aircraft will be(CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

4.2      CONVERSION RIGHTS TO A330-500

         AVSA grants Northwest the right to convert each Option Aircraft that has become an A330-300 model Aircraft as the result of an option exercise and each Purchase Right Aircraft that has been converted to an Aircraft in accordance with Paragraph 3 above into a firmly ordered A330-500 aircraft (the "Converted Firm A330-500 Aircraft"). Northwest may exercise this right (the "A330-500 Conversion Right") subject to the following conditions:

         (i) The A330-500 program having been launched industrially by the Manufacturer at the time the A330-500 Conversion Right is exercised.

         (ii) The A330-500 aircraft having been available for delivery by the Manufacturer for (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)months before the Converted Firm A330-500 Aircraft is scheduled for delivery.

                                                                           LA2-4

         (iii) Northwest's giving AVSA notice no fewer than (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)months prior to the first day of the month in which the Aircraft to be converted is scheduled for delivery, except as set forth below in Subparagraph 4.2(iv).

         (iv) In respect of Aircraft scheduled to be delivered within the first year after delivery of the first A330-500 to any customer, Northwest's giving AVSA notice no fewer than (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)months prior to the first day of the month in which the Aircraft to be converted is scheduled for delivery.

         Subject to the conditions in this Subparagraph 4.2 (i) through (iv), AVSA will(CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT), subject further to AVSA's and the Manufacturer's industrial and commercial constraints, including industrial sequence of engine type certification.

4.3      CONVERSION RIGHTS TO A340-500 OR A340-600

         AVSA grants Northwest the right to convert (the "A340 Conversion Rights") each Option Aircraft and each Purchase Right Aircraft that has been converted to an Aircraft in accordance with Paragraph 3 above (an "Exercised Purchase Right Aircraft") into an A340-500 Firm Aircraft (a "Converted Firm A340-500 Aircraft") or an A340-600 Firm Aircraft (a "Converted Firm A340-600 Aircraft") under the following terms:

         (i) Northwest's exercising A340 Conversion Rights for Option Aircraft scheduled for delivery(CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)by giving written notice to AVSA concurrent with exercise of its option to purchase an Option Aircraft in accordance with Subparagraph 2.2 above. The scheduled delivery date of the Converted Firm A340-500 Aircraft or Converted Firm A340-600 Aircraft will be(CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT), subject to AVSA's and the Manufacturer's industrial and commercial constraints.

                                                                           LA2-5

                  Northwest's exercise of an A340 Conversion Right for an Option Aircraft will constitute exercise of the option to firmly order this Option Aircraft, in accordance with Subparagraph
                  2.2 above

         (ii) Northwest's giving written notice to AVSA no later than (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) months prior to the scheduled delivery month of the Exercised Purchase Right Aircraft of its intention to exercise an A340 Conversion Right and AVSA's receiving any Predelivery Payments due in respect of a Converted Firm A340-500 Aircraft or Converted Firm A340-600 Aircraft(CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

         (iii) Each A340 Conversion Right being subject to the agreement of the manufacturer of the propulsion systems to be incorporated as selected by Northwest. Northwest will indemnify AVSA for any incremental costs imposed by the Propulsion Systems manufacturer on AVSA, as the result of any contracts between Northwest and the Propulsion Systems manufacturer, as a direct result of this A340 Conversion Right.

         (iv) Northwest's and AVSA's agreeing on the terms and conditions applicable to the Converted Firm A340-500 Aircraft or Converted Firm A340-600 Aircraft.

                                                                           LA2-6

4.4      TERMS AND CONDITIONS OF A330 CONVERSION RIGHTS

         The A330-200 Conversion Right and the A330-500 Conversion Right will be referred to individually and collectively as an "A330 Conversion Right." All terms and conditions for Aircraft which have been the object of an A330 Conversion Right will remain the same as those terms and conditions applicable to the Aircraft before it was converted, except as follows:

4.4.1 Subclause 2.2 of the Agreement will be deleted in its entirety and replaced by the following:

         (i)      For Converted Firm A330-200 Aircraft

         QUOTE

         The Converted Firm A330-200 Aircraft will be manufactured in accordance with the A330-200 Standard Specification, Document No. G.000.02000, Issue 3, Revision 1, dated July 17, 1998 (the "Specification"). The Specification is annexed to Letter Agreement No. 2 as Exhibit 1 to Appendix A. The Specification may be further modified from time to time pursuant to the provisions of Clause 3 below.

         UNQUOTE

         (ii)     For Converted Firm A330-500 Aircraft

         QUOTE

         The Converted Firm A330-500 Aircraft will be manufactured in accordance with the A330-500 Standard Specification, Document No. TBD, Issue 1, dated TBD (the "Specification"). The Specification will include an MTOW of 228 metric tons and the enhanced cabin. The Specification may be further modified from time to time pursuant to the provisions of Clause 3 below.

         UNQUOTE

4.4.2 Subclauses 4.1.1 and 4.1.2 of the Purchase Agreement will be deleted in their entirety and replaced by the following:

         (i) For Converted Firm A330-200 Aircraft: Appendix A to this Letter Agreement.

         (ii) For Converted Firm A330-500 Aircraft: Appendix B to this Letter Agreement.

                                                                           LA2-7

4.4.3    Subclause 9.1 of the Agreement will be modified as appropriate.

4.4.4 Paragraphs 1 and 2 of Letter Agreement No. 1 to the Agreement will not apply. The pricing in Appendix A to this Letter Agreement will apply.

4.4.5 The(CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)to the Agreement will apply to Converted Firm A330-200 Aircraft. (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) for the A330-500 aircraft will be developed using the same agreed principles and will be of a similar level of aggressiveness as the A330-300 guarantees.

4.4.6 The dispatch reliability guarantees contained in Letter Agreement No. 4 to the Agreement will apply to Converted Firm A330-200 Aircraft. Dispatch reliability guarantees for the A330-500 aircraft will be developed using the same agreed principles and will be of a similar level of aggressiveness as the A330-300 guarantees.

4.4.7 The performance guarantees contained in Letter Agreement No. 5 to the Agreement will be developed for Converted Firm A330-200 Aircraft and Converted Firm A330-500 Aircraft using the same agreed principles and will be of a similar level of aggressiveness as the A330-300 guarantees.

4.4.8 The terms and conditions of Letter Agreement No. 8 to the Agreement will be modified to reflect the(CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

5. (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) RIGHTS

               Northwest will have the right to request, at any time, the (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT). AVSA will endeavor to satisfy Northwest's request consistent with (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT). Should an (CONFIDENTIAL MATERIAL

                                                                           LA2-8

         OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)be exercised, then Northwest will pay to AVSA within (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Working Days(CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

6. (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) RIGHTS

6.1 Starting with(CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (i) (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (ii) (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (iii) (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)


         (iv) (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (v) (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                                                                           LA2-9

6.2 (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

6.3 (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

7. (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

7.1 (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

                  (i) (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                  (ii) (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                  (iii) (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)


7.2 (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8. (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (i) (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                                                                          LA2-10

         (ii) (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (iii) (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

9.       IRREVOCABLE EXERCISE OF FLEXIBILITY RIGHTS

         The A330 Conversion Right, A340 Conversion Right,(CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) be referred to individually and collectively as a "Flexibility Right." A Firm Aircraft may benefit both from a (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)and a(CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT), but otherwise no Aircraft may be the object of more than one Flexibility Right, except that an Aircraft which has benefited from the exercise of a (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) may also be the subject of a subsequent A330 Conversion Right or A340 Conversion Right, unless agreed otherwise between Northwest and AVSA.

10.      ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder will not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 10 will be void and of no force or effect.

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return both copies to AVSA.

                                                                          LA2-11

                                              Very truly yours, AVSA,
                                              S.A.R.L.


                                              By:  /s/ Francois Bensier
                                                   _____________________________

                                              Its: AVSA Chief Executive Officer
                                                   _____________________________


Accepted and Agreed

NORTHWEST AIRLINES, INC.


By:  /s/ Gregory A. May
     ____________________________________

Its: Vice President Aircraft Transactions
     ____________________________________

                                                                          LA2-12

                                                                   APPENDIX A TO
                                                          LETTER AGREEMENT NO. 2


1.       PRICES FOR CONVERTED FIRM A330-200 AIRCRAFT

1.1      BASE PRICE OF THE AIRFRAME

1.1.1 The Base Price of the Airframe of the Converted Firm A330-200 Aircraft will be the sum of the Base Prices set forth below in (i) and (ii):

         (i) the Base Price of the Standard Airframe for the Converted Firm A330-200 Aircraft, as defined in the A330-200 Standard Specification set forth in Exhibit 1 hereto hereto (excluding Buyer Furnished Equipment, Propulsion Systems and SCNs), at delivery conditions prevailing in January 2000, which is:

                           US$(CONFIDENTIAL MATERIAL OMITTED AND FILED
                           SEPARATELY WITH THE SECURITIES AND EXCHANGE
                           COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                           (US dollars--(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)), and

         (ii) the Base Price of SCNs covering options selected by Northwest from Exhibit 2 hereto, as it may be supplemented, which, at delivery conditions prevailing in January 2000, is estimated at:

                           US$--(CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                           (US dollars--(CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)).

1.1.2 The Base Price of the Airframe of each Converted Firm A330-200 Aircraft will be revised to the actual delivery date of such Converted Firm A330-200 Aircraft in accordance with the Airframe Price Revision Formula set forth in Subclause 5.1 of the Agreement.

1.2      BASE PRICE OF THE PROPULSION SYSTEMS

NWA - A330 - PA

                                                                   APPENDIX A TO
                                                          LETTER AGREEMENT NO. 2

         The Base Price of the Propulsion Systems is set forth in Subclause
         4.1.2 of the Agreement.

2.       PURCHASE INCENTIVES

2.1 AVSA will provide to Northwest upon delivery of each applicable Converted Firm A330-200 Aircraft the credit memoranda listed below in Subparagraphs 2.1(i) to 2.1(vi), inclusive.

         (i) for all Converted Firm A330-200 Aircraft, (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (ii) for all Converted Firm A330-200 Aircraft, (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (iii) for all Converted Firm A330-200 Aircraft, (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (iv) for all Converted Firm A330-200 Aircraft, (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (v) for all Converted Firm A330-200 Aircraft, (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (vi) for all Converted Firm A330-200 Aircraft, (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (vii) for each Converted Firm A330-200 Aircraft converted from Firm Aircraft, (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

NWA - A330 - PA

                                                                   APPENDIX A TO
                                                          LETTER AGREEMENT NO. 2

         (viii) for each Converted Firm A330-200 Aircraft converted from Firm Aircraft, (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         Hereinafter, the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) are collectively referred to as the "Converted Firm A330-200 Aircraft Credit Memoranda."

2.2 The Converted Firm A330-200 Aircraft Credit Memoranda have been established in accordance with January 2000 delivery conditions (dollars) and will be revised to the actual delivery date of each Converted Firm A330-200 Aircraft in accordance with the Airframe Price Revision Formula set forth in Exhibit D to the Agreement.

2.3 The Converted Firm A330-200 Aircraft Credit Memoranda will be applied by AVSA against the Final Contract Price of each Converted Firm A330-200 Aircraft.

3.       CREDITS AS PRICE ADJUSTMENT

         AVSA and Northwest agree that credits offered to Northwest pursuant to the provisions of this Letter Agreement are intended to constitute an adjustment to the purchase price of the Aircraft associated thereto. Nothing in this Letter Agreement should be read to provide an inference as to the characterization of credits found in clauses or paragraphs of the Agreement other than this Letter Agreement.



                                                                       EXHIBIT 1

                             STANDARD SPECIFICATION

The A330-200 Standard Specification is contained in a separate folder.



NWA - A330 - PA

                                                                   APPENDIX A TO
                                                          LETTER AGREEMENT NO. 2



                                                                       EXHIBIT 2


For the A330-200 option summary, see Exhibit B to the Agreement.



NWA - A330 - PA

                                                                   APPENDIX B TO
                                                          LETTER AGREEMENT NO. 2

1.       PRICES FOR CONVERTED FIRM A330-500 AIRCRAFT

1.1      BASE PRICE OF THE AIRFRAME

1.1.1 The Base Price of the Airframe will be the sum of the Base Prices set forth below in (i) and (ii):

         (i) the Base Price of the Standard Airframe for the Converted Firm A330-500 Aircraft, as defined in the A330-500 Standard Specification set forth in Exhibit 1 hereto (excluding Buyer Furnished Equipment, Propulsion Systems and SCNs), at delivery conditions prevailing in January 2000, which is:

                           US$ (CONFIDENTIAL MATERIAL OMITTED AND FILED
                           SEPARATELY WITH THE SECURITIES AND EXCHANGE
                           COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                           (US dollars--(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)), and

         (ii) the Base Price of SCNs covering options selected by Northwest from Exhibit 2 hereto, as it may be supplemented, which, at delivery conditions prevailing in January 2000, is estimated at:

                           US$ (CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                           (US dollars--(CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)).

1.1.2 The Base Price of the Airframe of each Converted Firm A330-500 Aircraft will be revised to the actual delivery date of such Converted Firm A330-500 Aircraft in accordance with the Airframe Price Revision Formula set forth in Subclause 5.1 of the Agreement.

1.2      BASE PRICE OF THE PROPULSION SYSTEMS

         The Converted Firm A330-500 Aircraft will be equipped with either the General Electric CF6-80E1A2, Pratt & Whitney PW 4164 or Rolls Royce Trent 768 propulsion systems (each the "A330-500 Propulsion Systems").

1.2.1 The Base Price of the CF6-80E1A2 propulsion system and additional standard equipment at delivery conditions prevailing in January 2000 is:

                           US$ (CONFIDENTIAL MATERIAL OMITTED AND FILED
                           SEPARATELY WITH THE SECURITIES AND EXCHANGE
                           COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                           (US dollars--(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) ).

         Said Base Price has been calculated with reference to the Reference Price indicated by General Electric of US$ 22,665,150 (US dollars--twenty-two million six hundred sixty-five thousand one hundred fifty) in accordance with delivery conditions prevailing in April 1998 (CPI 151.09).

         Said Reference Price is subject to adjustment to the date of delivery of the Aircraft in accordance with the General Electric Price Revision Formula set forth in Subclause 5.2 of the Agreement.

1.2.2 The Base Price of the Pratt & Whitney PW 4164 propulsion systems and additional standard equipment at delivery conditions prevailing in January 2000 is:

                           US$ (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                           (US dollars--(CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT))

         Said Base Price has been calculated with reference to the Reference Price indicated by Pratt & Whitney of US$ 22,554,480 (US dollars--twenty-two million five hundred fifty-four thousand four hundred eighty) in accordance with economic conditions prevailing in December 1998.

         Said Reference Price is subject to adjustment to the date of delivery of the Aircraft in accordance with the Pratt & Whitney Revision Formula set forth in Subclause 5.2 hereto.

1.2.3 The Base Price of the Rolls Royce Trent 768 propulsion systems and additional standard equipment at delivery conditions prevailing in January 2000 is:

                           US$ (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                           (US dollars--(CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT))

         Said Base Price has been calculated with reference to the Reference Price indicated by Rolls Royce of US$ 20,577,330 (US dollars--twenty million five hundred seventy-seven thousand three hundred thirty) in accordance with delivery conditions prevailing in January 1994.

         Said Reference Price is subject to adjustment to the date of delivery of the Aircraft in accordance with the Rolls Royce Revision Formula set forth in Subclause 5.2 hereto.

1.2.4    VALIDITY OF PROPULSION SYSTEMS PRICES

         It is understood that the prices cited above and the price revision formula referred to in Subparagraph 2.3 concerning the A330-500 Propulsion Systems and related equipment are based on information received from the A330-500 Propulsion Systems manufacturer and remain subject to any modifications that might be communicated by the A330-500 Propulsion Systems manufacturer to the Seller, the Manufacturer and/or the Buyer.

2.       PURCHASE INCENTIVES

2.1 AVSA will provide to Northwest upon delivery of each applicable Converted Firm A330-500 Aircraft the credit memoranda listed below in Subparagraphs 2.1(i) to 2.1(iii), inclusive.

         (i) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (ii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (iii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         Hereinafter, the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) are collectively referred to as the "Converted Firm A330-500 Aircraft Credit Memoranda."

2.2 The Converted Firm A330-500 Aircraft Credit Memoranda have been established in accordance with January 2000 delivery conditions (dollars) and will be revised to the actual delivery date of each applicable Converted Firm A330-500 Aircraft in accordance with the Airframe Price Revision Formula set forth in Exhibit D to the Agreement.

2.3 The Converted Firm A330-500 Aircraft Credit Memoranda will be applied by AVSA against the Final Contract Price of each Converted Firm A330-500 Aircraft.


3.       CREDITS AS PRICE ADJUSTMENT

         AVSA and Northwest agree that credits offered to Northwest pursuant to the provisions of this Letter Agreement are intended to constitute an adjustment to the purchase price of the Aircraft associated thereto. Nothing in this Letter Agreement should be read to provide an inference as to the characterization of credits found in clauses or paragraphs of the Agreement other than this Letter Agreement.

                                                                       EXHIBIT 1

                             STANDARD SPECIFICATION

The A330-500 Standard Specification will be provided when available.

                                                                       EXHIBIT 2

The A330-500 option summary will be generally in line with Exhibit B to the Agreement.

                             LETTER AGREEMENT NO. 3


                                                         As of December 21, 2000


Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121

RE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) GUARANTEE

Dear Ladies and Gentlemen:

         Northwest Airlines, Inc. ("Northwest") and AVSA, S.A.R.L. ("AVSA"), have entered into an A330 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other matters, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. Northwest and AVSA have agreed to set forth in this Letter Agreement No. 3 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

         AVSA represents and warrants that the Manufacturer has provided to AVSA the following (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) guarantees with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out, and that such guarantees are in full force and effect and have not been amended. AVSA hereby assigns to Northwest and Northwest hereby accepts, all of AVSA's rights and obligations as the "Buyer" under the said performance guarantees, and AVSA subrogates Northwest to all such rights and obligations in respect of the Aircraft. AVSA hereby warrants to Northwest that (i) it has all the requisite authority to make the foregoing assignment to and effect the foregoing subrogation in favor of Northwest, (ii) such


                                                                           LA3-1
assignment and subrogation are effective to confer on Northwest all of the foregoing rights and obligations of AVSA, and (iii) AVSA shall not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of Northwest.

         It is understood that, in the provisions below between the words QUOTE and UNQUOTE, capitalized terms have the meanings assigned thereto in this Agreement, except that (i) the term "Seller," which means the Manufacturer as between the Manufacturer and AVSA, also means the Manufacturer in this Agreement, and (ii) the term "Buyer," which means AVSA as between the Manufacturer and the Seller, means Northwest.

QUOTE

     1. (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

     2. (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

     3. (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

     4. (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

UNQUOTE

         THIS LETTER AGREEMENT SETS FORTH THE EXCLUSIVE GUARANTEES, WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF AVSA, AND THE EXCLUSIVE REMEDIES AVAILABLE TO NORTHWEST, ARISING FROM (BUT SOLELY TO THE EXTENT ARISING FROM) ANY FAILURE OF ANY AIRCRAFT (AS SUCH TERM IS DEFINED IN THIS LETTER AGREEMENT) TO DEMONSTRATE COMPLIANCE WITH ANY OF THE GUARANTEES SET FORTH IN THIS LETTER AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS, ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, ANY OBLIGATION OR LIABILITY OF AVSA OR ANY RIGHT, CLAIM OR REMEDY OF NORTHWEST IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM AVSA'S NEGLIGENCE, ACTUAL OR IMPUTED, INTENTIONAL ACT, OR STRICT LIABILITY AND ANY OBLIGATION OR LIABILITY OF AVSA OR ANY RIGHT, CLAIM OR REMEDY OF NORTHWEST FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID


                                                                           LA3-2

         PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS PARAGRAPH SHALL REMAIN IN FULL FORCE AND EFFECT AND PROVIDED, FURTHER, THAT NOTHING IN THIS LETTER AGREEMENT SHALL BE DEEMED TO MODIFY, SETTLE, COMPROMISE, LIMIT, RELEASE OR OTHERWISE AFFECT ANY OTHER CLAIM, RIGHT OR REMEDY OF NORTHWEST AGAINST AVSA OR THE MANUFACTURER. THE GUARANTEES SET FORTH IN THIS LETTER AGREEMENT SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY AVSA AND NORTHWEST.

         ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder shall not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this paragraph shall be void and of no force or effect.


                                                                           LA3-3

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to AVSA.

                                              Very truly yours,

                                              AVSA, S.A.R.L.

                                              By:  /s/ Francois Bensier
                                                   _____________________________

                                              Its: AVSA Chief Executive Officer
                                                   _____________________________


Accepted and Agreed

NORTHWEST AIRLINES, INC.

By:  /s/ Gregory A. May
     ____________________________________

Its: Vice President Aircraft Transactions
     ____________________________________

                                                                       LA3-4

                             LETTER AGREEMENT NO. 4

                                                         As of December 21, 2000

Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121

Re:   RELIABILITY GUARANTEES

Ladies and Gentlemen:

      Northwest Airlines, Inc. ("Northwest") and AVSA, S.A.R.L. ("AVSA"), have entered into an A330 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other matters, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. Northwest and AVSA have agreed to set forth in this Letter Agreement No. 4 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

      Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

      AVSA represents and warrants that the Manufacturer has provided to AVSA the following reliability guarantees with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out, and that such guarantees are in full force and effect and have not been amended. AVSA hereby assigns to Northwest and Northwest hereby accepts, all of AVSA's rights and obligations as the "Buyer" under the said performance guarantees, and AVSA subrogates Northwest to all such rights and obligations in respect of the Aircraft. AVSA hereby warrants to Northwest that (i) it has all the requisite authority to make the foregoing assignment to and effect the foregoing subrogation in favor of Northwest, (ii) such


                                     LA4-1
assignment and subrogation are effective to confer on Northwest all of the foregoing rights and obligations of AVSA, and (iii) AVSA shall not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of Northwest.

      It is understood that, in the provisions below between the words QUOTE and UNQUOTE, capitalized terms have the meanings assigned thereto in this Agreement, except that (i) the term "Seller," which means the Manufacturer as between the Manufacturer and AVSA, also means the Manufacturer in this Agreement, and (ii) the term "Buyer," which means AVSA as between the Manufacturer and the Seller, means Northwest.

QUOTE

1.    SCOPE, COMMENCEMENT, DURATION

      The guarantees relating to Achieved ODI Performance, Achieved On-Time Performance, Achieved 30-Minute On-Time Performance and Completion Factor (as such terms are defined in Subparagraphs 2.1, 2.2, 2.3 and 2.8) contained in this Letter Agreement (the "Guarantees") extend to the fleet of Aircraft. The Guarantees shall commence with delivery of the first Aircraft and (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

2.    DEFINITIONS

      Definitions are listed below in alphabetical order.

2.1   ACHIEVED ODI PERFORMANCE

      "Achieved ODI Performance" shall be computed as of the end of each calendar quarter (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)as follows:

                                    Total number of Scheduled Departures
            Achieved ODI            with ODI Events in the
            Performance       =     previous four (4) calendar quarters
                                    -----------------------------------
                                    The total number of Scheduled Departures in the previous four (4) calendar quarters

2.2   ACHIEVED ON-TIME PERFORMANCE

      "Achieved On-Time Performance," expressed as a percentage, shall be computed as of the end of each calendar quarter(CONFIDENTIAL MATERIAL OMMITTED AND


                                     LA4-2

      FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) as follows:

                                  Total number of Scheduled
            Achieved              Departures without
            On-Time         =     Chargeable Events during the
            Performance           previous four (4) calendar quarters    X 100
                                  -----------------------------------
                                  Total number of Scheduled Departures
                                  during the previous four (4) calendar

      quarters

2.3   ACHIEVED 30-MINUTE ON-TIME PERFORMANCE

      "Achieved 30-Minute On-Time Performance," expressed as a percentage, shall be computed as of the end of each calendar quarter (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) as follows:

                                  Total number of Scheduled
            Achieved              Departures without
            30-Minute       =     30-Minute Chargeable Events during
            On-Time               the previous four (4) calendar quarters  X 100
            Performance           ---------------------------------------
                                  Total number of Scheduled Departures
                                  during the previous four (4) calendar
                                  quarters

2.4   ANNUAL ASSESSMENT QUARTER

      An "Annual Assessment Quarter" shall be each fourth consecutive calendar quarter(CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

2.5   CANCELLATION EVENT

      A "Cancellation Event" shall be deemed to have occurred when an Aircraft does not complete the scheduled arrival of a Scheduled Departure for any reason described in any of the Codes that start with "X."

2.6   CHARGEABLE EVENT/30-MINUTE CHARGEABLE EVENT

      A "Chargeable Event" shall be deemed to have occurred when an Aircraft does not leave


                                     LA4-3
      the gate within one (1) minute after its scheduled departure time for any Buyer delay code reason listed in the Codes.

      A "30-Minute Chargeable Event" shall be deemed to have occurred when an Aircraft does not leave the gate within thirty (30) minutes after its scheduled departure time because of any Buyer delay code reason listed in the Codes.

2.7   CODES

      "Codes" shall be deemed the Buyer delay codes defined in Northwest Airlines' System Delay Code Bulletin dated November 17, 1999. These Codes may be changed(CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT), provided, however, that material changes in the Codes shall be mutually agreed between the Buyer and the Seller.

      Included Codes:

      CIM         -     RESET / RECYCLE / EXERCISE COMPONENTS
      DFM         -     DEFERRAL
      EQM         -     EQUIPMENT CHANGE DUE TO MECHANICAL MALFUNCTION
      IRM         -     IRREGULAR ROUTING - MAINTENANCE
      LQM         -     LATE EQUIPMENT - MAINTENANCE
      MTM         -     MECHANICAL MALFUNCTION
      NOM         -     MAINTENANCE - CHECKED OK
      RBM         -     RETURN TO GATE DUE TO MAINTENANCE
      XMM         -     MEL/CDL DEFERRAL
      XOM         -     MAINTENANCE - CHECKED OK
      XTM         -     MECHANICAL MALFUNCTION

      The following codes shall also be included where the Buyer can reasonably demonstrate that the root cause of the Chargeable Event, 30-Minute Chargeable Event or Cancellation Event was in the Aircraft or Aircraft systems.

      ADM         -     AIRCRAFT DAMAGE
      CDM         -     CARGO LOADING SYSTEM INOP
      EIM         -     ENGINEERING INSPECTION
      PBM         -     PART(S) UNSERVICEABLE
      VEM         -     PASSENGER COMM/ENTERTAINMENT EQUIP
      XDM         -     AIRCRAFT DAMAGE/MAINTENANCE
      XLM         -     LINE MAINTENANCE
      XPM         -     PART(S) UNSERVICEABLE


                                     LA4-4

      XQM         -     EQUIPMENT MAINTENANCE

2.8   COMPLETION FACTOR

      "Completion Factor," expressed as a percentage, shall be computed as of the end of each calendar quarter (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)as follows:

                                    Total number of Scheduled
                                    Departures without
                                    Cancellation Events during the
            Completion Factor =     previous four (4) calendar quarters    X 100
                                    -----------------------------------
                                    Total number of Scheduled Departures
                                    during the previous four (4) calendar
                                    quarters

2.9   EXCLUSIONS

      The following shall not be counted as Chargeable Events, 30-Minute Chargeable Events, Cancellation Events or, notwithstanding Subparagraph 2.10, as ODI Events:

      (i) Repetitive delays, cancellations or operational difficulties that occur as a result of failure to apply correct trouble shooting procedures in accordance with the Trouble Shooting Manual.

      (ii) Repetitive delays, cancellations or operational difficulties attributable to the Propulsion Systems, except where the Buyer can reasonably demonstrate that the root cause of the Chargeable Event, 30-Minute Chargeable Event, Cancellation Event or ODI Event was in the Aircraft or systems of the Aircraft.

2.10  ODI EVENT

      An "ODI Event" shall mean, with respect to any Scheduled Departure, the occurrence of any operational difficulty incident described in the ODI Categories and Definitions dated December 23, 1999 (SEE Exhibit A attached hereto). These ODI Categories and Definitions may be changed(CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT), provided, however, that material changes in the ODI Categories and Definitions shall be mutually agreed between the Buyer and the Seller.

2.11  SCHEDULED DEPARTURE


                                     LA4-5

      A "Scheduled Departure" is a departure of an Aircraft as set forth in the Buyer's time table, and any scheduled charter flight of an Aircraft.

3.    GUARANTEES

      The Guarantees are listed below in alphabetical order.

3.1   ACHIEVED ODI PERFORMANCE GUARANTEE

      (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

3.2   ACHIEVED ON-TIME PERFORMANCE GUARANTEE

      (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

3.3   ACHIEVED 30-MINUTE ON-TIME PERFORMANCE GUARANTEE

      (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

3.4   COMPLETION FACTOR GUARANTEE

      (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

4.    BUYER'S AND SELLER'S OBLIGATION

4.1   BUYER'S AND SELLER'S OBLIGATIONS

      The Buyer's and Seller's specialists shall meet, not later than six (6) months before delivery of the first Aircraft, to mutually agree on the details of the appropriate electronic data interface (EDI) reporting procedure(s) for the Guarantees.

4.2   BUYER'S OBLIGATIONS

      (i)   (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY


                                     LA4-6

            WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

      (ii) (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)(a)(b)

      (iii) (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

      (iv) (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

4.3   SELLER'S OBLIGATIONS

      (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT), the Seller shall provide technical and operational analyses of delays and cancellations and shall develop corrections intended to reduce delays, and, in the event that the Achieved On-Time Performance, the Achieved 30-Minute On-Time Performance or the Completion Factor falls below (or the Achieved ODI Performance exceeds) the guaranteed levels set forth in Paragraph 3 herein, the Seller shall, not later than six (6) months after notification by the Buyer and at no charge to the Buyer:

      (i) (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

      (ii) (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

      (iii) (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

      (iv) (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)


                                     LA4-7

      (v) (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

5.    SUSPENSION AND ADJUSTMENT

5.1   SUSPENSION OF GUARANTEES

      The remedies in Subparagraph 8.1 for each of the following Guarantees shall be suspended with respect to any Annual Assessment Quarter when the following occurs:

      (i) Achieved ODI Performance, when Achieved ODI Performance as of the end of such Annual Assessment Quarter is above (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)cycles.

      (ii) Achieved On-Time Performance, when Achieved On-Time Performance as of the end of such Annual Assessment Quarter is below (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

      (iii) Achieved 30-Minute On-Time Performance, when Achieved 30-Minute On-Time Performance as of the end of such Annual Assessment Quarter is below (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

      (iv) Completion Factor, when Completion Factor as of the end of such Annual Assessment Quarter is below (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

      However, if subsequent investigations show that the root cause of a failure to meet the applicable Guarantee was in the Aircraft or Aircraft systems, then(CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

      The obligations of the Seller described above in Subparagraph 4.3 shall remain in force


                                     LA4-8
      during any suspension.

5.2   ADJUSTMENT OF GUARANTEES

      The Guarantees are based on the following operational parameters:

      (i)   an average flight leg of eight (8) hours,

      (ii)  an annual average of 4950 flight hours per Aircraft.

      Any significant change in the operational parameters above implemented by the Buyer or any significant certification or regulatory change that has a material adverse effect on the operational characteristics of the Aircraft shall be cause for reevaluation or adjustment of the guaranteed levels set forth in Paragraph 3, by mutual agreement between the Buyer and the Seller.

6.    REVIEW MEETINGS

6.1   SPECIALISTS' REVIEW MEETING

      A review meeting between the Seller's and the Buyer's representatives shall be scheduled at the end of each six (6) month period during the Term, or at more frequent intervals to be mutually agreed. Representatives of the Buyer and the Seller shall participate in the meeting and shall:

      (i) (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

      (ii) (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

      (iii) (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

      (iv) (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

6.2   RELIABILITY CONTROL BOARD


                                     LA4-9

      On the Buyer's request, in each meeting of the Buyer's Reliability Control Board at which the Aircraft is being evaluated, the Seller shall make a presentation including a description of the corrective actions which the Seller is making available to the Buyer in connection with any shortfall under the Guarantees.

7.    LIABILITY LIMITATION

      The Seller's liability for failure to meet the Guarantees shall be governed solely by the terms hereof.

8. (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.1 (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
      (i) (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

      (ii) (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

      (iii) (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

      (iv) (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.2 (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.3 (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)


                                     LA4-10

8.4 (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

UNQUOTE

      THIS LETTER AGREEMENT SETS FORTH THE EXCLUSIVE GUARANTEES, WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF AVSA, AND THE EXCLUSIVE REMEDIES AVAILABLE TO NORTHWEST, ARISING FROM (BUT SOLELY TO THE EXTENT ARISING FROM) ANY FAILURE OF ANY AIRCRAFT (AS SUCH TERM IS DEFINED IN THIS LETTER AGREEMENT) TO DEMONSTRATE COMPLIANCE WITH ANY OF THE GUARANTEES SET FORTH IN THIS LETTER AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS, ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, ANY OBLIGATION OR LIABILITY OF AVSA OR ANY RIGHT, CLAIM OR REMEDY OF NORTHWEST IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM AVSA'S NEGLIGENCE, ACTUAL OR IMPUTED, INTENTIONAL ACT, OR STRICT LIABILITY AND ANY OBLIGATION OR LIABILITY OF AVSA OR ANY RIGHT, CLAIM OR REMEDY OF NORTHWEST FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS PARAGRAPH SHALL REMAIN IN FULL FORCE AND EFFECT AND PROVIDED, FURTHER, THAT NOTHING IN THIS LETTER AGREEMENT SHALL BE DEEMED TO MODIFY, SETTLE, COMPROMISE, LIMIT, RELEASE OR OTHERWISE AFFECT ANY OTHER CLAIM, RIGHT OR REMEDY OF NORTHWEST AGAINST AVSA OR THE MANUFACTURER. THE GUARANTEES SET FORTH IN THIS LETTER AGREEMENT SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY AVSA AND NORTHWEST.

      ASSIGNMENT

      Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder shall not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this paragraph shall be void and of no force or effect.


                                     LA4-11

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to AVSA.

                                    Very truly yours,

                                    AVSA, S.A.R.L.

                                    By:  /s/ Francois Bensier
                                         _____________________________

                                    Its: AVSA Chief Executive Officer
                                         _____________________________


Accepted and Agreed

NORTHWEST AIRLINES, INC.

By:  /s/ Gregory A. May
     ____________________________________

Its: Vice President Aircraft Transactions
     ____________________________________


                                     LA4-12

                                                                       EXHIBIT A


                         ODI CATEGORIES AND DEFINITIONS

The ODI categories and definitions, are listed below.

     1) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

     2) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

     3) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

     4) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

     5) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

     6) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

     7) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

     8) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).


                                  LA4,App.A-1

     9) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

     10) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)


                                  LA4,App.A-2

                             LETTER AGREEMENT NO. 5A


                                                         As of December 21, 2000


Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121


Re:  PERFORMANCE GUARANTEES FOR GENERAL ELECTRIC POWERED AIRCRAFT

Ladies and Gentlemen:

         Northwest Airlines, Inc., ("Northwest") and AVSA, S.A.R.L., ("Seller"), have entered into an A330 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other matters, the sale by Seller and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. Northwest and Seller have agreed to set forth in this Letter Agreement No. 5A (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

         AVSA represents and warrants that the Manufacturer has provided to AVSA the following performance guarantees with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out, and that such guarantees are in full force and effect and have not been amended. AVSA hereby assigns to Northwest and Northwest hereby accepts, all of AVSA's rights and obligations as the "Buyer" under the said performance guarantees and AVSA subrogates Northwest to all such rights and obligations in respect of the Aircraft. AVSA hereby warrants to Northwest that (i) it has all the requisite authority to make the foregoing assignment to and effect the foregoing subrogation in favor of Northwest, (ii) such assignment and subrogation are effective to confer on Northwest all of the foregoing rights and obligations of AVSA, and (iii) AVSA shall not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of Northwest.

         It is understood that, in the provisions below between the words QUOTE and UNQUOTE, capitalized terms have the meanings assigned thereto in this Agreement, except that (i) the term "Seller," which means the Manufacturer as between the Manufacturer and AVSA, also means the Manufacturer in this Agreement, and (ii) the term "Buyer," which means AVSA as between the Manufacturer and the Seller, means Northwest.


                                  LA5A (GE)-1

QUOTE

PART A                      A330-300 PERFORMANCE GUARANTEES


         PREAMBLE

         A.   Assumptions:

              The guarantees defined below in this Part A are applicable at the time of delivery to each A330-300 as described in the A330-300 Standard Specification Ref. G 000 03000 Issue 6 Revision 1, dated 15th July 1998, amended by Specification Change Notices ("SCN") for:

              i)      increase of design weights

                      Maximum Taxi Weight: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds

                      Maximum Takeoff Weight: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds

                      Maximum Landing Weight: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds

                      Maximum Zero Fuel Weight: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds

              ii)     fitting of either:
                      (x) General Electric CF6-80E1A3 engines
                      (y) Pratt and Whitney PW4168A engines with Kevlar fan case
                      (z) Rolls-Royce Trent 772B engines except where otherwise noted.

              These guarantees are comprehensive including the performance of both the airframe and engine in combination.

              For information only:

              For establishing FAA certified performance these guarantees have been based on:

              (x) the FAA certified Flight Manual of the A330-200 fitted with General Electric CF6-80E1A4 engines plus best estimated corrections for longer fuselage of the A330-300 and higher take-off thrust of the CF6-80E1A3 engines

              (y) the FAA certified Flight Manual of the A330-300 fitted with Pratt and Whitney PW4168A engines

              (z) the FAA certified Flight Manual of the A330-300 fitted with Rolls Royce Trent 772B engines, with, in each case, a take-off thrust rating flat rated to 86(degree)F (ISA+15(degree)C) at sea level.


                                  LA5A (GE)-2

              For establishing uncertified performance these guarantees have been based on the In Flight Performance level relevant at the date of signature of the Purchase Agreement (the "IFP Level") and consistent with the Aircraft Performance Document (the "Orange Book")

              (x)     for CF6-80E1A3 engines : ref. AI/CM-T P3302 Issue 3
              (y)     for PW4168A engines : ref. AI/CM-T P3322 Issue 3
              (z)     for Trent 772B engines : ref. AI/CM-T P3342 Issue 3

         B.   Definitions:

              (i) For the purpose of this Part A of this Letter Agreement only, the term "Aircraft" is defined as any and all of the A330-300 model aircraft to be acquired by the Buyer under the Agreement.

              (ii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

1.       GUARANTEED PERFORMANCE

1.1      SPEED

         The level flight airspeed at an Aircraft gross weight of 460,000 pounds at a pressure altitude of 35,000 feet using maximum cruise thrust in ISA conditions shall not be less than a true Mach number of:
         (x) for CF6-80E1A3 engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         (y) for PW4168A engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         (z) for Trent 772B engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

1.2      EN-ROUTE ONE ENGINE INOPERATIVE

         Each Aircraft shall meet minimum en-route climb gradient (currently 1.1%) with one engine inoperative, the other operating at the maximum continuous thrust available at the altitude with air conditioning bleeds on, without anti-icing, at a gross weight of pounds in the cruise configuration in ISA conditions, at a geometric altitude of:
         (x) for CF6-80E1A3 engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)feet
         (y) for PW4168A engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)feet


                                  LA5A (GE)-3

         (z) for Trent 772B engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)feet

1.3      TAKE-OFF PERFORMANCE

1.3.1    The FAR permissible take-off weight shall not be less than:

         (x) for CF6-80E1A3 engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds
         (y) for PW4168A engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds
         (z) for Trent 772B engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds in the following conditions (assumed representative of):

         Pressure altitude: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) Ambient temperature: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) Runway length: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) Slope: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) Obstacles (8): (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

1.3.2 The FAR permissible take-off weight shall not be less than (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds in the following conditions (assumed representative of(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)):

         Pressure altitude: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         Ambient temperature: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Runway length: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) Slope:
         (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE


                                  LA5A (GE)-4

         SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         Obstacles (11): (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANBE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)


1.4       ALL ENGINE CLIMB

         The time, fuel burn and distance in still air to climb from an initial climb altitude of 1,500 feet to a final climb altitude of 35,000 feet on a standard day, using the conditions and operating rules defined below and using not more than maximum climb thrust, shall not be more than the following guarantee values:
         (x) for CF6-80E1A3 engines:
              Time (minutes):
               NOMINAL: 27.6 mn TOLERANCE: 1.0 mn GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)mn
          Fuel burn (pounds):
               NOMINAL: 11,890 lb TOLERANCE: 530 lb GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)lb
               Distance (nautical miles)
               NOMINAL: 197 nm TOLERANCE: 8 nm GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) nm
          (y) for PW4168A engines:
               Time (minutes):
               NOMINAL: 33.0 mn TOLERANCE: 1.5 mn GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) mn
               Fuel burn (pounds):
               NOMINAL: 13,185 lb TOLERANCE:705 lb GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)lb
               Distance (nautical miles)
               NOMINAL: 238 nm TOLERANCE: 12 nm GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)nm
         (z) for Trent 772B engines:
              Time (minutes):
               NOMINAL: 25.0 mn TOLERANCE: 0.8 mn GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)mn


                                  LA5A (GE)-5

               Fuel burn (pounds):
               NOMINAL: 11,110 lb TOLERANCE: 450 lb GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)lb
              Distance (nautical miles)
               NOMINAL: 178 nm TOLERANCE: 6 nm GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)nm

         Conditions and operating rules:
         Initial Conditions:            A gross weight of 512,020 pounds
                                        A speed of 250 KCAS.
                                        The flaps and landing gear are
                                        retracted.
         Climb:                         The Aircraft climbs from the initial
                                        climb altitude to 10,000 feet altitude
                                        at 250 KCAS.
                                        The Aircraft then accelerates to a climb speed of 330 KCAS.
                                        The climb continues at 330 KCAS until
                                        0.82 Mach number is reached.
                                        The climb continues at 0.82 Mach number
                                        to the final climb altitude at a rate of climb not less than 300 feet per minute.

1.5   LANDING DISTANCE

         The FAR certified dry landing field length at an Aircraft gross weight of (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds at sea level pressure altitude shall not be greater than:
         (x) for CF6-80E1A3 engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)feet
         (y) for PW4168A engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)feet
         (z) for Trent 772B engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)feet

2.       FUEL BURN GUARANTEE

2.1 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)AIRCRAFT SPECIFIC RANGE

The still air range expressed in nautical miles at an initial cruise altitude of 35,000 feet on a standard day at 0.82 Mach number, starting at a gross weight of (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) pounds and consuming 140,000 pounds of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value for each Aircraft (the "Guaranteed (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) Specific Range"):
         (x) for CF6-80E1A3 engines:

                                  LA5A (GE)-6

               NOMINAL: 5,311 nm TOLERANCE: 106 nm GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)nm
         (y) for PW4168A engines:
               NOMINAL: 5,292 nm TOLERANCE: 106 nm GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)nm
         (z) for Trent 772B engines:
               NOMINAL: 5,312 nm TOLERANCE: 106 nm GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)nm

         Conditions and operating rules:
         A step climb or multiple step climbs of 4,000 feet altitude may be used when beneficial to minimize fuel burn.

2.2 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)SPECIFIC RANGE

         The still air range expressed in nautical miles at an initial cruise altitude of 35,000 feet on a standard day at 0.82 Mach number, starting at a gross weight of (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds and consuming 140,000 pounds of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)(the "Guaranteed (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Specific Range"):
         (x) for CF6-80E1A3 engines:
               NOMINAL: 5,311 nm TOLERANCE: 53 nm GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) nm
         (y) for PW4168A engines:
               NOMINAL: 5,292 nm TOLERANCE: 53 nm GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)nm
         (z) for Trent 772B engines:
               NOMINAL: 5,312 nm TOLERANCE: 53 nm GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)nm


         Conditions and operating rules:
         A step climb or multiple step climbs of 4,000 feet altitude may be used when beneficial to minimize fuel burn.

3.       MISSION PAYLOAD RANGE GUARANTEE

                                  LA5A (GE)-7

For each Aircraft the payload for a stage length of (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) nautical miles in still air (representative of a (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) route) using the conditions and operating rules defined below, shall not be less than the following guarantee value in pounds:
         (x) for CF6-80E1A3 engines:
               NOMINAL: 84,600 lb TOLERANCE: 4,100 lb GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)lb
         (y) for PW4168A engines:
               NOMINAL: 82,900 lb TOLERANCE: 4,100 lb GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) lb
         (z) for Trent 772B engines:
               NOMINAL: 84,000 lb TOLERANCE: 4,100 lb GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)lb

         Conditions and operating rules:
         Stage                          The stage length is defined as the sum
         Length:                        of the distances
                                        for climb, cruise, and descent.

         Takeoff:                       The airport altitude is 14 feet.
                                        The takeoff gross weight is 513,677
                                        pounds.

         Climbout                       Following the takeoff to 800 feet, the
         Maneuver:                      aircraft accelerates to 250 KCAS while
                                        climbing to 1,500 feet above the
                                        departure airport altitude and
                                        retracting flaps and landing gear.

         Climb: The aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.
                                        The aircraft then accelerates to a climb speed of 330 KCAS.
                                        The climb continues at 330 KCAS until
                                        0.82 Mach number is reached.
                                        The climb continues at 0.82 Mach number
                                        to the initial cruise altitude at a rate of climb not less than 300 feet per minute.
                                        The temperature is standard day during
                                        climb. Maximum climb thrust is used
                                        during climb.

         Cruise:                        The Aircraft cruises at 0.82 Mach
                                        number.
                                        The initial cruise altitude is 35,000
                                        feet. A step climb or multiple step
                                        climb of 4,000 feet altitude may be used when beneficial to minimize fuel burn. The temperature is standard day during cruise.

                                  LA5A (GE)-8

                                        The cruise thrust is not to exceed
                                        maximum cruise thrust except during a
                                        step climb when maximum climb thrust
                                        may be used.

         Descent: The Aircraft descends from the final cruise altitude at 0.82 Mach number until 330 KCAS is reached.
                                        The descent continues at 330 KCAS to an
                                        altitude of 10,000 feet.
                                        At that altitude the Aircraft
                                        decelerates to 250 KCAS.
                                        The descent continues at 250 KCAS to an
                                        altitude of 1,500 feet above the
                                        destination airport altitude.
                                        Throughout the descent, the cabin
                                        pressure will be controlled to a maximum rate of descent equivalent to 350 feet per minute at sea level.
                                        The temperature is standard day during
                                        descent.

         Approach and                   The Aircraft decelerates to the final
         Landing Maneuver:              approach speed while extending landing
                                        gear and flaps, then descends and lands.

                                        The destination airport altitude is 841
                                        feet.

         Usable Reserve Fuel:           At the end of approach and landing, an
                                        amount of fuel corresponding to the
                                        profile defined below shall remain in
                                        the tanks :

                                        FAR Reserve - 31.5 minutes hold
                                        (representative of 30 minutes hold
                                        with 5% mark-up for racetrack pattern)
                                        at 1500ft, ISA,at actual Zero Fuel
                                        Weight.

                                        Alternate - alternate is assumed to be
                                        67 NM (Rochester, MN).
                                           Fuel burn and time include the
                                           following:
                                           Fuel for takeoff to operational climb
                                           speed with 2 minutes time allowance
                                           and no distance credit
                                           Optimum climb airspeed for fuel
                                           economy
                                           Cruise at LRC at optimum altitude
                                           Optimum descent airspeed for fuel
                                           economy
                                           Approach and land fuel with 5 minutes
                                           time allowance and no distance credit
                                        (alternate fuel will never be less than
                                        fuel to a 15 minute alternate)

                                        International 10% - 10 minutes of fuel
                                        at end of cruise altitude, LRC, ISA,
                                        actual landing weight.

                                        Contingency (Holding) - 21 minutes hold
                                        (representative of 20 minutes hold with
                                        5% mark-up for racetrack pattern),
                                        FL150, ISA, actual landing weight.

         Fixed Allowances:              For the purpose of this guarantee and
                                        for the purpose of establishing
                                        compliance with this guarantee, the
                                        following shall be used as fixed
                                        quantities and allowances:

         Engine Start and Taxi-out:     800 pounds of fuel

                                  LA5A (GE)-9

         Takeoff and Climbout Maneuver: 1,650 pounds of fuel for mission departure and 1,150 pounds of fuel for
                                        alternate

         Approach and Landing Maneuver: 420 pounds of fuel for mission and 420 pounds of fuel for alternate

                                        Taxi-in (shall be consumed from the
                                        reserve fuel): 500 pounds of fuel

         The Operating Weight Empty (OWE) derived in Subparagraph 4.2 of this Part A is the basis for this mission guarantee.

4.       WEIGHT GUARANTEES

4.1      MANUFACTURER'S WEIGHT EMPTY

         The Seller guarantees that the Manufacturer's Weight Empty (as defined in the A330-300 Standard Specification set forth in the Preamble) of each Aircraft as defined in the Preamble, which will be derived from the weighing of each Aircraft, shall not be more than:
         (x) for CF6-80E1A3 engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for any (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Aircraft
         (y) for PW4168A engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for any (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Aircraft
         (z) for Trent 772B engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for ANY(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) Aircraft

         and shall not be more than:
         (x) for CF6-80E1A3 engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         (y) for PW4168A engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         (z) for Trent 772B engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                                  LA5A (GE)-10

4.2      STRUCTURAL USABLE LOAD

         The Seller guarantees that the excess of the Maximum Zero Fuel Weight (as defined in the A330-300 Standard Specification set forth in the Preamble) of each Aircraft as defined in the Preamble over the Operating Weight Empty (as defined below) of such Aircraft, shall not be less than:
         (x) for CF6-80E1A3 engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for any (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
         EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) Aircraft
         (y) for PW4168A engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for any(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Aircraft
         (z) for Trent 772B engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for ANY(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) Aircraft

         and shall not be less than:
         (x) for CF6-80E1A3 engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         (y) for PW4168A engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         (z) for Trent 772B engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         Operating Weight Empty is the sum of the Manufacturer's Weight Empty (as defined in the Type Specification set forth in the Preamble) plus the following fixed allowances:

         (x) for CF6-80E1A3 engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for customer changes (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for operator items
         (y) for PW4168A engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for customer changes

                                  LA5A (GE)-11

                                     (CONFIDENTIAL MATERIAL OMITTED AND FILED
         SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for operator items

         (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for operator items
         (z) for Trent 772B engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for customer changes

5.       GENERAL GUARANTEE CONDITIONS

5.1      AIRCRAFT CONFIGURATION

         Seller reserves the right to make reasonable and appropriate adjustments to the guarantees set forth in this Part A for any configuration change or deviation from the A330-300 Standard Specification which is agreed between Buyer and Seller subsequent to the date hereof, provided that any such adjustment is made contemporaneously with such A330-300 Standard Specification change or deviation.

5.2      PERFORMANCE DEFINITIONS

5.2.1 Performance and noise certification rules will be those required to obtain FAR certification under the FAA Airworthiness Code as defined in the Type Specification.

5.2.2 All performance data is based on the International Standard Atmosphere and specified variations. Unless otherwise stated all altitudes are pressure altitudes.

5.2.3 Unless otherwise stated, take-off and landing performance is based upon a hard, smooth, dry and level runway surface with zero wind, and assumes no line-up allowance.

5.2.4 Take-off and landing performance is based on the brakes and tires as specified in the aircraft configuration defined in the Preamble.

5.2.5 Devices such as flaps, landing gear, speed brakes, wheel brakes, anti-skid and engines will be employed in the manner which provides the best performance standard consistent with approved operations.

5.2.6 All guaranteed performance in this Part A is based upon no air bleed from the engines for airframe or engine anti-icing.

5.2.7 For take-off and take-off climb performance, landing and landing climb performance, no air will be bled from the engine for air conditioning.

5.2.8 For en route performance, engine bleeds consistent with normal operation of the air conditioning system, including recirculation, are assumed.

5.2.9 Normal electrical services will be in use consistent with the typical load schedule given in the A330-300 Standard Specification.

                                  LA5A (GE)-12

5.2.10 All guaranteed performance in this Part A assumes the use of approved fuel with a Lower Heating Value (the "LHV") of 18,590 BTU/lb and with a specific gravity of 6.7 pounds/gallon as such.

5.2.11 The speed, specific range and all-engine climb guarantees and the climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location of 33 percent of the mean aerodynamic chord.


5.3      COMPLIANCE

5.3.1 The Seller shall provide to Buyer a guarantee compliance report providing the compliance data for each Aircraft (the "Guarantee Compliance Report"), in a timely manner after final data is collected, but in no event later than ten (10) Working Days after acceptance by Buyer of the Aircraft. The Guarantee Compliance Report shall contain compliance results determined in accordance with this Subparagraph 5.3.

5.3.2 Compliance with the en-route one engine inoperative, takeoff performance and landing distance guarantees will be demonstrated with reference to performance data contained in the approved Flight Manual. Compliance with climb performance and speed will be demonstrated with reference to the IFP Level.

5.3.3 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         a) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         b) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         c) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         d) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         e) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         f) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

5.3.4 The actual (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR

                                  LA5A (GE)-13

         CONFIDENTIAL TREATMENT)Aircraft specific range, used for determining compliance with the fuel burn and mission payload guarantees, will be defined as the IFP Level corrected by the Correction Factor.

5.3.5 The actual (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)specific range, used for determining compliance with the fuel burn guarantee, will be defined upon delivery of each individual Aircraft as (CONFIDENTIAL

         MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

5.3.6    Compliance with fuel burn guarantees shall be determined as follows:

         (i) with respect to each Aircraft, if its actual (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Aircraft specific range meets the guarantee level set forth in Subparagraph 2.1 of this Part A.

         (ii) with respect to the(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT), if, upon delivery of any Aircraft, the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)specific range meets the guarantee level set forth in Subparagraph 2.2 of this Part A. (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

5.3.7 Compliance with the mission payload guarantee, as defined in Paragraph 3 of this Part A, will be based on the actual individual Aircraft specific range as defined in Subparagraph 5.3.4 of this Part A and the actual Manufacturer's Weight Empty of the applicable Aircraft as determined pursuant to Subparagraph 5.3.8 of this Part A.

5.3.8 Compliance with the weight guarantees set forth in Subparagraphs 4.1 and 4.2 of this Part A shall be demonstrated in a weight compliance report with reference to actual aircraft weighing results.

6        ADJUSTMENT OF GUARANTEES

         Should any change be made to any law, governmental regulation or requirement or interpretation thereof ("Rule Change") by any governmental agency subsequent to the date of the Agreement, and should such Rule Change (i) more than minimally affect the Aircraft configuration or performance or both, and (ii) be required to obtain the Standard Airworthiness Certificate for the Aircraft, the guarantees set forth herein shall be appropriately modified to reflect the effect(s) of any such Rule Change(s).

7.       EXCLUSIVE GUARANTEES

         The guarantees set forth in this Part A supersede any similar guarantees from Seller that may be stated in the A330-300 Standard Specification or any other document, except for the guarantees set forth in Part B of this Letter Agreement.

                                  LA5A (GE)-14

8.       REMEDIES

8.1      GENERAL

8.1.1 In the event that the Seller fails to demonstrate compliance by one or more Aircraft (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)with any of the guarantees set forth in this Part A, the Seller shall

         (i) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (ii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)



8.1.2 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.1.3 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.1.4 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.1.5 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.1.6 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.2      FUEL BURN

         The Compensation for failure to comply with either the guarantee set forth in Subparagraph 2.1 or Subparagraph 2.2 of this Part A shall be (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.2.1 DEFICIENCY OF (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)AIRCRAFT

         In the event that an (CONFIDENTIAL MATERIAL OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR

                                  LA5A (GE)-15

                  CONFIDENTIAL TREATMENT)Aircraft fails to comply with the guarantee set forth in Subparagraph 2.1 of this Part A, the amount of Compensation (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.2.2    DEFICIENCY OF AIRCRAFT FLEET

         In the event that the (CONFIDENTIAL MATERIAL OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)fails to comply with the guarantee set forth in Subparagraph 2.2 of this Part A, the amount of Compensation (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.3      PAYLOAD

         The Compensation for failure to comply with either the guarantees set forth in Subparagraph 1.3, Paragraph 3 or Subparagraph 4.2 of Part A of this Letter Agreement shall be (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.3.1    MISSION PAYLOAD RANGE

         In the event that any Aircraft fails to meet the mission payload range guarantee in Paragraph 3 of this Part A, the amount of Compensation (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.3.2    STRUCTURAL USABLE LOAD

         In the event that any Aircraft (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)fail to meet the guarantee levels specified in Subparagraph 4.2 of this Part A, the Compensation shall BE(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

(i) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (ii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.3.3    TAKE-OFF

         In the event that an Aircraft fails to meet the take-off guarantees set forth in Subparagraph 1.3 of this Part A, the amount of Compensation shall be (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT). The amount of

                                  LA5A (GE)-16

         Compensation hereunder shall (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.3.4    LANDING

         In the event that an Aircraft fails to meet the landing guarantee set forth in Subparagraph 1.5 of this Part A, the amount of Compensation shall be(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT), provided that the Buyer demonstrates to the Seller that such deficiency adversely impacts the Buyer's operation of the affected Aircraft.


8.4      MANUFACTURER'S WEIGHT EMPTY

In the event that the Manufacturer's Weight Empty (MWE) of an (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Aircraft or of the (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) exceeds the guarantee levels specified in Subparagraph 4.1 of this Part A the amount of Compensation shall be (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

8.5      SPEED

         In the event that an Aircraft fails to meet the speed guarantee set forth in Subparagraph 1.1 of this Part A, the amount of Compensation shall be(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT), subject to the limitations and conditions set forth in Subparagraph 8.8 of this Part A, provided that the Buyer demonstrates to the Seller that such deficiency adversely impacts the Buyer's operation of the affected Aircraft.

8.6      ONE ENGINE INOPERATIVE

         In the event that an Aircraft fails to meet the one engine inoperative guarantee set forth in Subparagraph 1.2 of this Part A, the amount of Compensation shall be(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT), subject to the limitations and conditions set forth in Subparagraph 8.8 of this Part A, provided that the Buyer demonstrates to the Seller that such deficiency adversely impacts the Buyer's operation of the affected Aircraft.

8.7      ALL ENGINE CLIMB

         In the event that an Aircraft fails to meet the all engine climb guarantee set forth in Subparagraph 1.4 of this Part A, the amount of Compensation shall be(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT), subject to the limitations and conditions set forth in Subparagraph 8.8 of this Part A, provided that the

                                  LA5A(GE)-17

         Buyer demonstrates to the Seller that such deficiency adversely impacts the Buyer's operation of the affected Aircraft.

8.8      LIMITATIONS AND CONDITIONS

         (i) The Seller shall have the right to review and verify data collected by the Buyer, which is provided to Seller for Seller to perform the calculations of Compensation due hereunder.

         (ii) If at any time following delivery of an Aircraft the Seller restores the required performance level of an Aircraft which has initially failed to meet the performance guarantee requirements of Paragraphs 1, 2, 3 or 4 of this Part A, and the Seller demonstrates compliance for such specific Aircraft in accordance with the applicable compliance provisions of this Part A, all further payments of Compensation required under this Part A with respect to such initial failure shall cease and the Seller shall have no further obligation to the Buyer under this Part A for such initial failure in respect of such Aircraft. Seller shall demonstrate compliance by(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT), gathering data and producing a Guarantee Compliance Report which demonstrates compliance for such specific Aircraft in accordance with the applicable compliance provisions of this Part A. The compliance level achieved by such Aircraft shall be taken into account for all (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)calculations for the purposes of this Part A.

         (iii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (iv) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (v) The Seller's maximum liability (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                  (x) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
                  (y) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (vi) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)as aforesaid shall be deemed to settle any and all claims and remedies of the Buyer against the Seller under this Part A provided that the Seller has first endeavored to restore the required performance as per Paragraph 8.1.1(i) above, but shall not settle or modify in any respect any other claim or remedy

                                  LA5A(GE)-18
                  of the Buyer against the Seller. Nothing in this Paragraph
                  8.8 (vi) shall oblige the Seller to (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                                  LA5A(GE)-19

               PART B     A330-300 (CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)GUARANTEES

                  Seller hereby extends and grants to Buyer the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)guarantees with respect to the Aircraft set forth in this Part B of this Letter Agreement, subject to the terms, conditions, limitations and restrictions all as hereinafter set out.


                  PREAMBLE

                  A.  Assumptions:

                  The guarantees defined below in this Part B are applicable to each A330-300 Aircraft as described in the A330-300 Standard Specification Ref. G 000 03000 Issue 6 Revision 1, dated 15th July 1998, amended by Specification Change Notices ("SCN") (the "Specification") for:

                  i)       increase of design weights
                           Maximum Taxi Weight: (CONFIDENTIAL MATERIAL OMITTED
AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds
                           Maximum Takeoff Weight: (CONFIDENTIAL MATERIAL
OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds
                           Maximum Landing Weight: (CONFIDENTIAL MATERIAL
OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds
                           Maximum Zero Fuel Weight: (CONFIDENTIAL MATERIAL
OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds

                      ii)      fitting of:
                               General Electric CF6-80E1A3 engines.

                  These guarantees are comprehensive including the performance of both the airframe and engine in combination.

                      For information only:
                      For establishing uncertified performance these guarantees have been based on the In Flight Performance level relevant at the date of the signature of the Purchase Agreement (the "IFP Level") and consistent with the Aircraft Performance Document (the "Orange Book") ref. AI/CM-T P3302 Issue 3.

                  B.  Definitions:

                                  LA5A(GE)-20

                      (i) For the purpose of this Part B of this Letter Agreement only, the term "Aircraft" is defined as any and all of the A330-300 model aircraft to be purchased by the Buyer under the Agreement.

                      (ii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                                  LA5A(GE)-21

1.       GENERAL PROVISIONS

1.1 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

1.2 The (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Guarantees in this Part B are contingent upon:

         - (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)



1.3 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (i) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (ii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (iii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (iv) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (v) (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).


2.       FUEL BURN GUARANTEE

2.1 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) (expressed as a percentage) determined in accordance with the In-Flight Performance Program (IFP).

2.2 The Seller guarantees to the Buyer that the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) shall not be worse than the IFP Level

                                  LA5A(GE)-22

(CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).



3.       MISSION PAYLOAD GUARANTEE

         The (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) as stated in Paragraph 2.2 of this Part B shall allow the carrying of a guaranteed payload of not less than:

         (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES
                AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                over an equivalent still air stage distance of (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)nautical miles (assumed representative of (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)for a winter operation) when operated under the conditions described below.

         a) If the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) as stated in Subparagraph 2.2 of this Part B is modified according to Subparagraph 1.3 of this PART B, the above guaranteed payload shall be modified accordingly, using the following relationship:

                (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         b) Available takeoff weight is assumed to be (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
                TREATMENT)pounds.

         c) The destination airport conditions are such as to allow the required landing weight to be used without performance restrictions and without exceeding the Maximum Landing Weight as defined in Type Specification referenced in the Preamble.

         d)     Conditions and operating rules:
                Stage                   The stage length is defined as the sum
                Length:                 of the distances for climb, cruise, and
                                        descent.

                Takeoff: The airport altitude is 14 feet. The takeoff gross weight is (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds.

                                  LA5A(GE)-23

                Climbout                Following the takeoff to 800 feet, the
                Maneuver:               aircraft accelerates to 250 KCAS while
                                        climbing to 1,500 feet above the
                                        departure airport altitude and
                                        retracting flaps and landing gear.

                Climb: The aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS. The aircraft then accelerates to a climb speed of 330 KCAS. The climb continues at 330 KCAS until 0.82 Mach number is reached. The climb continues at 0.82 Mach number to the initial cruise altitude at a rate of climb not less than 300 feet per minute. The temperature is standard day during climb. Maximum climb thrust is used during climb.

                Cruise: The Aircraft cruises at 0.82 Mach number. The initial cruise altitude is 35,000 feet. A step climb or multiple step climb of 4,000 feet altitude may be used when beneficial to minimize fuel burn. The temperature is standard day during cruise. The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

                Descent: The Aircraft descends from the final cruise altitude at 0.82 Mach number until 330 KCAS is reached. The descent continues at 330 KCAS to an altitude of 10,000 feet. At that altitude the Aircraft decelerates to 250 KCAS. The descent continues at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude. Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 350 feet per minute at sea level. The temperature is standard day during descent.


                Approach and            The Aircraft decelerates to the final
                Landing Maneuver:       approach speed while extending landing
                                        gear and flaps, then descends and lands.

                                        The destination airport altitude is 841
                                        feet.

                Usable Reserve Fuel:    At the end of approach and landing, an
                                        amount of fuel defined as follows shall
                                        remain in the tanks:

                                        FAR Reserve - 31.5 minutes hold
                                        (representative of 30 minutes hold with
                                        5% mark-up for racetrack pattern) at
                                        1500ft, ISA,at actual Zero Fuel Weight.

                                    Alternate - alternate is assumed to be 67 NM
                                    (Rochester, MN). Fuel burn and time include the following:
                                    Fuel for takeoff to operational climb speed with 2 minutes time allowance and no distance credit
                                    Optimum climb airspeed for fuel economy
                                    Cruise at LRC at optimum altitude


                                  LA5A(GE)-24

                                    Optimum descent airspeed for fuel
                                    economy Approach and land fuel with 5
                                    minutes time allowance and no distance
                                    credit (alternate fuel will never be less than fuel to a 15 minute alternate)


                                    International 10% - 10 minutes of fuel at end of cruise altitude, LRC, ISA, actual landing weight.

                                    Contingency (Holding) - 21 minutes hold
                                    (representative of 20 minutes hold with 5% mark-up for racetrack pattern), FL150, ISA, actual landing weight.

                Fixed Allowances:       For the purpose of this guarantee and
                                        for the purpose of establishing
                                        compliance with this guarantee, the
                                        following shall be used as fixed
                                        quantities and allowances:

                                        Engine Start and Taxi-out: (CONFIDENTIAL
                                            MATERIAL OMITTED AND FILED
                                            SEPARATELY WITH THE SECURITIES
                                            AND EXCHANGE COMMISSION PURSUANT TO
                                            A REQUEST FOR CONFIDENTIAL
                                            TREATMENT) pounds of fuel

                                        Takeoff and Climbout Maneuver:
                                            (CONFIDENTIAL MATERIAL OMITTED AND
                                            FILED SEPARATELY WITH THE SECURITIES
                                            AND EXCHANGE COMMISSION PURSUANT TO
                                            A REQUEST FOR CONFIDENTIAL
                                            TREATMENT)pounds of fuel for mission
                                            departure and (CONFIDENTIAL MATERIAL
                                            OMITTED AND FILED SEPARATELY WITH
                                            THE SECURITIES AND EXCHANGE
                                            COMMISSION PURSUANT TO A REQUEST FOR
                                            CONFIDENTIAL TREATMENT) pounds of
                                            fuel for alternate

                                        Approach and Landing Maneuver:
                                            (CONFIDENTIAL MATERIAL OMITTED AND
                                            FILED SEPARATELY WITH THE SECURITIES
                                            AND EXCHANGE COMMISSION PURSUANT TO
                                            A REQUEST FOR CONFIDENTIAL
                                            TREATMENT)pounds of fuel for
                                            mission and (CONFIDENTIAL MATERIAL
                                            OMITTED AND FILED SEPARATELY WITH
                                            THE SECURITIES AND EXCHANGE
                                            COMMISSION PURSUANT TO A REQUEST
                                            FOR CONFIDENTIAL TREATMENT) pounds
                                            of fuel for alternate

                                        Taxi-in (shall be consumed from the
                                            reserve fuel): (CONFIDENTIAL
                                            MATERIAL OMITTED AND FILED
                                            SEPARATELY WITH THE SECURITIES AND
                                            EXCHANGE COMMISSION PURSUANT TO A
                                            REQUEST FOR CONFIDENTIAL TREATMENT)
                                            pounds of fuel

         e) The mission payload guarantee is based on an Operating Weight Empty (OWE) composed of the actual Aircraft Fleet average Manufacturer's Weight Empty (MWE) as

                                  LA5A(GE)-25
                demonstrated at delivery of the Aircraft Fleet (but in no event more than (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds) plus the following fixed allowances:

                      (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for customer changes (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for operator items (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for in-service growth

4.       GENERAL GUARANTEE CONDITIONS

4.1      AIRCRAFT CONFIGURATION

         Seller reserves the right to make reasonable and appropriate adjustments to the guarantees in this Part B for any configuration change or deviation from the Specification which is agreed between Buyer and Seller subsequent to the date hereof, provided that any such adjustment is made contemporaneously with such Specification change or deviation.

4.2      COMPLIANCE

4.2.1 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

4.2.2 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         a) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         b) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         c) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         d) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

4.2.3 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)


                                  LA5A(GE)-26

4.2.4 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

4.2.5 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

4.2.6 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

4.2.7 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

4.2.8 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)


4.2.9 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

5.       REMEDIES

5.1      GENERAL
         In the event that the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)exceeds the guaranteed levels set forth in Subparagraph 2.2 of this Part B, then the Buyer and the Seller (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                  (i) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                  (ii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

5.1.2 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

5.1.3 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

5.2 FUEL BURN(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)-


                                   LA5A (GE)-27

         In the event that the (CONFIDENTIAL MATERIAL OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)fails to comply with the guarantee set forth in Subparagraph 2.2 of this Part B, (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

5.3      MISSION PAYLOAD RANGE

         In the event that the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)fails to meet the mission payload range guarantee set forth in Paragraph 3 of this Part B, (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

5.4      LIMITATIONS AND CONDITIONS

         (i) The Seller shall have the right to review and verify data collected by the Buyer, which is provided to Seller for Seller to perform the calculations of compensation due hereunder.

         (ii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (iii) The Seller's maximum liability pursuant to (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                  (x) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                  (y) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (iv) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)as aforesaid shall be deemed to settle any and all claims and remedies of the Buyer against the Seller under this Part B (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)but shall not settle or modify in any respect any other claim or remedy of the Buyer against the Seller. Nothing in this Paragraph 5.4
                  (iv) shall (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (v) The intent of Part B of this Letter Agreement is to provide benefits to the Buyer as a result of the failure of the Buyer's Aircraft to achieve the performance level stipulated


                                   LA5A (GE)-28
                  in the guarantees set forth in this Part B. It is not the intent, however, to duplicate benefits provided to the Buyer by the Seller under Part A of this Letter Agreement as a result of the same failure. (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

UNQUOTE

         THIS LETTER AGREEMENT SETS FORTH THE EXCLUSIVE GUARANTEES, WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF AVSA, AND THE EXCLUSIVE REMEDIES AVAILABLE TO NORTHWEST, ARISING FROM (BUT SOLELY TO THE EXTENT ARISING FROM) ANY FAILURE OF ANY AIRCRAFT (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)TO DEMONSTRATE COMPLIANCE WITH ANY OF THE GUARANTEES SET FORTH IN THIS LETTER AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS, ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, ANY OBLIGATION OR LIABILITY OF AVSA OR ANY RIGHT, CLAIM OR REMEDY OF BUYER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM SELLER'S NEGLIGENCE, ACTUAL OR IMPUTED, INTENTIONAL ACT, OR STRICT LIABILITY AND ANY OBLIGATION OR LIABILITY OF SELLER OR ANY RIGHT, CLAIM OR REMEDY OF BUYER FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS PARAGRAPH SHALL REMAIN IN FULL FORCE AND EFFECT AND PROVIDED, FURTHER, THAT NOTHING IN THIS LETTER AGREEMENT SHALL BE DEEMED TO MODIFY, SETTLE, COMPROMISE, LIMIT, RELEASE OR OTHERWISE AFFECT ANY OTHER CLAIM, RIGHT OR REMEDY OF NORTHWEST AGAINST AVSA OR THE MANUFACTURER. THE GUARANTEES SET FORTH IN THIS LETTER AGREEMENT SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY AVSA AND NORTHWEST.

         ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder shall not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this paragraph shall be void and of no force or effect.


                                   LA5A (GE)-29

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to AVSA.

                                              Very truly yours,

                                              AVSA, S.A.R.L.


                                              By:  /s/ Francois Bensier
                                                   _____________________________

                                              Its: AVSA Chief Executive Officer
                                                   _____________________________


Accepted and Agreed

NORTHWEST AIRLINES, INC.



By:  /s/ Gregory A. May
     ____________________________________

Its: Vice President Aircraft Transactions
     ____________________________________


                                                                      APPENDIX 1

(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
         EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)


                                   LA5A (GE)-30

                             LETTER AGREEMENT NO 5B


                                                         As of December 21, 2000


Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121

Re:      PERFORMANCE GUARANTEES FOR PRATT & WHITNEY POWERED AIRCRAFT

Ladies and Gentlemen:

         Northwest Airlines, Inc., ("Northwest") and AVSA, S.A.R.L. ("Seller"), have entered into an A330 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other matters, the sale by Seller and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. Northwest and Seller have agreed to set forth in this Letter Agreement No. 5B (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

         AVSA represents and warrants that the Manufacturer has provided to AVSA the following performance guarantees with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out, and that such guarantees are in full force and effect and have not been amended. AVSA hereby assigns to Northwest and Northwest hereby accepts, all of AVSA's rights and obligations as the "Buyer" under the said performance guarantees and AVSA subrogates Northwest to all such rights and obligations in respect of the Aircraft. AVSA hereby warrants to Northwest that (i) it has all the requisite authority to make the foregoing assignment to and effect the foregoing subrogation in favor of Northwest, (ii) such assignment and subrogation are effective to confer on Northwest all of the foregoing rights and obligations of AVSA, and (iii) AVSA shall not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of Northwest.

         It is understood that, in the provisions below between the words QUOTE and UNQUOTE, capitalized terms have the meanings assigned thereto in this Agreement, except that (i) the term "Seller," which means the Manufacturer as between the Manufacturer and AVSA, also means the Manufacturer in this Agreement, and (ii) the term "Buyer," which means AVSA as between the Manufacturer and the Seller, means Northwest.


                                   LA5B (PW)-1

QUOTE

PART A                      A330-300 PERFORMANCE GUARANTEES


         PREAMBLE

         A.   Assumptions:

              The guarantees defined below in this Part A are applicable at the time of delivery to each A330-300 as described in the A330-300 Standard Specification Ref. G 000 03000 Issue 6 Revision 1, dated 15th July 1998, amended by Specification Change Notices ("SCN") for:

              i)      increase of design weights

                      Maximum Taxi Weight: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds
                      Maximum Takeoff Weight: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds
                      Maximum Landing Weight: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds
                      Maximum Zero Fuel Weight: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds

              ii)     fitting of either:
                      (x) General Electric CF6-80E1A3 engines
                      (y) Pratt and Whitney PW4168A engines with Kevlar fan case
                      (z) Rolls-Royce Trent 772B engines except where otherwise noted.

              These guarantees are comprehensive including the performance of both the airframe and engine in combination.

              For information only:

              For establishing FAA certified performance these guarantees have been based on:

              (x) the FAA certified Flight Manual of the A330-200 fitted with General Electric CF6-80E1A4 engines plus best estimated corrections for longer fuselage of the A330-300 and higher take-off thrust of the CF6-80E1A3 engines

              (y) the FAA certified Flight Manual of the A330-300 fitted with Pratt and Whitney PW4168A engines

              (z) the FAA certified Flight Manual of the A330-300 fitted with Rolls Royce Trent 772B engines,

                                   LA5B (PW)-2
              with, in each case, a take-off thrust rating flat rated to 86 (degree)F (ISA+15(degree)C) at sea level.

              For establishing uncertified performance these guarantees have been based on the In Flight Performance level relevant at the date of signature of the Purchase Agreement (the "IFP Level") and consistent with the Aircraft Performance Document (the "Orange Book")

              (x)     for CF6-80E1A3 engines : ref. AI/CM-T P3302 Issue 3
              (y)     for PW4168A engines : ref. AI/CM-T P3322 Issue 3
              (z)     for Trent 772B engines : ref. AI/CM-T P3342 Issue 3

         D.   Definitions:

              (i) For the purpose of this Part A of this Letter Agreement only, the term "Aircraft" is defined as any and all of the A330-300 model aircraft to be acquired by the Buyer under the Agreement.

              (ii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

1.       GUARANTEED PERFORMANCE

1.1      SPEED

         The level flight airspeed at an Aircraft gross weight of 460,000 pounds at a pressure altitude of 35,000 feet using maximum cruise thrust in ISA conditions shall not be less than a true Mach number of:
         (x) for CF6-80E1A3 engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         (y) for PW4168A engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         (z) for Trent 772B engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

1.2      EN-ROUTE ONE ENGINE INOPERATIVE

         Each Aircraft shall meet minimum en-route climb gradient (currently 1.1%) with one engine inoperative, the other operating at the maximum continuous thrust available at the altitude with air conditioning bleeds on, without anti-icing, at a gross weight of pounds in the cruise configuration in ISA conditions, at a geometric altitude of:
         (x) for CF6-80E1A3 engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)feet
         (y) for PW4168A engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)feet


                                   LA5B (PW)-3

         (z) for Trent 772B engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)feet

1.3      TAKE-OFF PERFORMANCE

1.3.1    The FAR permissible take-off weight shall not be less than:
         (x) for CF6-80E1A3 engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds
         (y) for PW4168A engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds
         (z) for Trent 772B engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds in the following conditions (assumed representative of):

         Pressure altitude: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         Ambient temperature: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         Runway length: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         Slope: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         Obstacles (8): (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
         WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

1.3.2 The FAR permissible take-off weight shall not be less than (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds in the following conditions (assumed representative of(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)):


         Pressure altitude: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         Ambient temperature: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         Runway length: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Slope: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE


                                   LA5B (PW)-4

         SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         Obstacles (11): (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)


1.4       ALL ENGINE CLIMB

         The time, fuel burn and distance in still air to climb from an initial climb altitude of 1,500 feet to a final climb altitude of 35,000 feet on a standard day, using the conditions and operating rules defined below and using not more than maximum climb thrust, shall not be more than the following guarantee values:
         (x) for CF6-80E1A3 engines:
               Time (minutes):
               NOMINAL: 27.6 mn TOLERANCE: 1.0 mn GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)mn
               Fuel burn (pounds):
               NOMINAL: 11,890 lb TOLERANCE: 530 lb GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)lb
               Distance (nautical miles)
               NOMINAL: 197 nm TOLERANCE: 8 nm GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) nm
          (y) for PW4168A engines:
               Time (minutes):
               NOMINAL: 33.0 mn TOLERANCE: 1.5 mn GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) mn
               Fuel burn (pounds):
               NOMINAL: 13,185 lb TOLERANCE:705 lb GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)lb
               Distance (nautical miles)
               NOMINAL: 238 nm TOLERANCE: 12 nm GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)nm
          (z) for Trent 772B engines:
               Time (minutes):
               NOMINAL: 25.0 mn TOLERANCE: 0.8 mn GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)mn


                                   LA5B (PW)-5

               Fuel burn (pounds):
               NOMINAL: 11,110 lb TOLERANCE: 450 lb GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)lb
               Distance (nautical miles)
               NOMINAL: 178 nm TOLERANCE: 6 nm GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)nm

         Conditions and operating rules:
         Initial Conditions:      A gross weight of 512,020 pounds
                                  A speed of 250 KCAS.
                                  The flaps and landing gear are retracted.
         Climb:                   The Aircraft climbs from the initial
                                  climb altitude to 10,000 feet altitude
                                  at 250 KCAS.
                                  The Aircraft then accelerates to a climb speed of 330 KCAS.
                                  The climb continues at 330 KCAS until 0.82
                                  Mach number is reached. The climb continues at 0.82 Mach number to the final climb altitude at a rate of climb not less than 300 feet per minute.

1.5   LANDING DISTANCE

         The FAR certified dry landing field length at an Aircraft gross weight of (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds at sea level pressure altitude shall not be greater than:
         (x) for CF6-80E1A3 engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)feet
         (y) for PW4168A engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)feet
         (z) for Trent 772B engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)feet

2.       FUEL BURN GUARANTEE

2.1 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)AIRCRAFT SPECIFIC RANGE

The still air range expressed in nautical miles at an initial cruise altitude of 35,000 feet on a standard day at 0.82 Mach number, starting at a gross weight of (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         pounds and consuming 140,000 pounds of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value for each Aircraft (the "Guaranteed (CONFIDENTIAL MATERIAL OMITTED AND


                                   LA5B (PW)-6

         FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) Specific Range"):

         (x) for CF6-80E1A3 engines:
              NOMINAL: 5,311 nm TOLERANCE: 106 nm GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)nm

         (y) for PW4168A engines:
              NOMINAL: 5,292 nm TOLERANCE: 106 nm GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)nm

         (z) for Trent 772B engines:
              NOMINAL: 5,312 nm TOLERANCE: 106 nm GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)nm

         Conditions and operating rules:
         A step climb or multiple step climbs of 4,000 feet altitude may be used when beneficial to minimize fuel burn.

2.2 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)SPECIFIC RANGE

         The still air range expressed in nautical miles at an initial cruise altitude of 35,000 feet on a standard day at 0.82 Mach number, starting at a gross weight of (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds and consuming 140,000 pounds of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)(the "Guaranteed (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Specific Range"): (x) for CF6-80E1A3 engines:

              NOMINAL: 5,311 nm TOLERANCE: 53 nm GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) nm

         (y) for PW4168A engines:
              NOMINAL: 5,292 nm TOLERANCE: 53 nm GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)nm

         (z) for Trent 772B engines:
              NOMINAL: 5,312 nm TOLERANCE: 53 nm GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)nm

         Conditions and operating rules:


                                  LA5B(PW)-7

         A step climb or multiple step climbs of 4,000 feet altitude may be used when beneficial to minimize fuel burn.

3.       MISSION PAYLOAD RANGE GUARANTEE

For each Aircraft the payload for a stage length of (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) nautical miles in still air (representative of a (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         route) using the conditions and operating rules defined below, shall not be less than the following guarantee value in pounds:

         (x) for CF6-80E1A3 engines:
              NOMINAL: 84,600 lb TOLERANCE: 4,100 lb GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)lb

         (y) for PW4168A engines:
              NOMINAL: 82,900 lb TOLERANCE: 4,100 lb GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) lb

         (z) for Trent 772B engines:
              NOMINAL: 84,000 lb TOLERANCE: 4,100 lb GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)lb

         Conditions and operating rules:

         Stage                The stage length is defined as the sum of the
         Length:              distances for climb, cruise, and descent.

         Takeoff:             The airport altitude is 14 feet.
                              The takeoff gross weight is 513,677 pounds.

         Climbout             Following the takeoff to 800 feet, the aircraft
         Maneuver:            accelerates to 250 KCAS while climbing to 1,500
                              feet above the departure airport altitude and
                              retracting flaps and landing gear.

         Climb: The aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS. The aircraft then accelerates to a climb speed of 330 KCAS. The climb continues at 330 KCAS until 0.82 Mach number is reached. The climb continues at 0.82 Mach number to the initial cruise altitude at a rate of climb not less than 300 feet per minute. The temperature is standard day during climb. Maximum climb thrust is used during climb.

         Cruise:              The Aircraft cruises at 0.82 Mach number.
                              The initial cruise altitude is 35,000 feet.


                                  LA5B(PW)-8


                              A step climb or multiple step climb of 4,000 feet altitude may be used when beneficial to minimize fuel burn. The temperature is standard day during cruise. The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

         Descent: The Aircraft descends from the final cruise altitude at 0.82 Mach number until 330 KCAS is reached. The descent continues at 330 KCAS to an altitude of 10,000 feet. At that altitude the Aircraft decelerates to 250 KCAS. The descent continues at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude. Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 350 feet per minute at sea level. The temperature is standard day during descent.

         Approach and         The Aircraft decelerates to the final approach
         Landing Maneuver:    speed while extending landing gear and flaps, then
                              descends and lands.

                              The destination airport altitude is 841 feet.

         Usable Reserve       At the end of approach and landing, an amount of
         Fuel:                fuel corresponding to the profile defined below
                              shall remain in the tanks :

                              FAR Reserve - 31.5 minutes hold (representative of 30 minutes hold with 5% mark-up for racetrack pattern) at 1500ft, ISA,at actual
                              Zero Fuel Weight.

                              Alternate - alternate is assumed to be 67 NM
                              (Rochester, MN).
                              Fuel burn and time include the following:

                                 Fuel for takeoff to operational climb speed with 2 minutes time allowance and no distance credit
                                 Optimum climb airspeed for fuel economy
                                 Cruise at LRC at optimum altitude Optimum descent airspeed for fuel economy Approach and land fuel with 5 minutes time allowance and no distance credit
                              (alternate fuel will never be less than fuel to a 15 minute alternate)

                              International 10% - 10 minutes of fuel at end of cruise altitude, LRC, ISA, actual landing weight.

                              Contingency (Holding) - 21 minutes hold
                              (representative of 20 minutes hold with 5% mark-up for racetrack pattern), FL150, ISA, actual landing weight.

         Fixed Allowances:    For the purpose of this guarantee and for the
                              purpose of establishing compliance with this
                              guarantee, the following shall be used as fixed
                              quantities and allowances:


                                  LA5B(PW)-9


                              Engine Start and Taxi-out: 800 pounds of fuel

                              Takeoff and Climbout Maneuver: 1,650 pounds of fuel for mission departure and 1,150 pounds of fuel for alternate

                              Approach and Landing Maneuver: 420 pounds of fuel for mission and 420 pounds of fuel for alternate

                              Taxi-in (shall be consumed from the reserve fuel):
                              500 pounds of fuel


         The Operating Weight Empty (OWE) derived in Subparagraph 4.2 of this Part A is the basis for this mission guarantee.

4.       WEIGHT GUARANTEES

4.1      MANUFACTURER'S WEIGHT EMPTY

         The Seller guarantees that the Manufacturer's Weight Empty (as defined in the A330-300 Standard Specification set forth in the Preamble) of each Aircraft as defined in the Preamble, which will be derived from the weighing of each Aircraft, shall not be more than:
         (x) for CF6-80E1A3 engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for any (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Aircraft

         (y) for PW4168A engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for any (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Aircraft

         (z) for Trent 772B engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for ANY(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) Aircraft

         and shall not be more than:

         (x) for CF6-80E1A3 engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (y) for PW4168A engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (z) for Trent 772B engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A


                                  LA5B(PW)-10

         REQUEST FOR CONFIDENTIAL TREATMENT)pounds for (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

4.2      STRUCTURAL USABLE LOAD

         The Seller guarantees that the excess of the Maximum Zero Fuel Weight (as defined in the A330-300 Standard Specification set forth in the Preamble) of each Aircraft as defined in the Preamble over the Operating Weight Empty (as defined below) of such Aircraft, shall not be less than:

         (x) for CF6-80E1A3 engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for any (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Aircraft

         (y) for PW4168A engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for any(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Aircraft

         (z) for Trent 772B engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for ANY(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) Aircraft

         and shall not be less than:

         (x) for CF6-80E1A3 engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (y) for PW4168A engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (z) for Trent 772B engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         Operating Weight Empty is the sum of the Manufacturer's Weight Empty (as defined in the Type Specification set forth in the Preamble) plus the following fixed allowances:

         (x) for CF6-80E1A3 engines:
                                            (CONFIDENTIAL MATERIAL OMITTED AND
         FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for customer changes

                                            (CONFIDENTIAL MATERIAL OMITTED AND
         FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for operator items

         (y) for PW4168A engines:


                                  LA5B(PW)-11

                                            (CONFIDENTIAL MATERIAL OMITTED AND
         FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for customer changes

                                            (CONFIDENTIAL MATERIAL OMITTED AND
         FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for operator items

         (z) for Trent 772B engines:
                                            (CONFIDENTIAL MATERIAL OMITTED AND
         FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for customer changes

                                            (CONFIDENTIAL MATERIAL OMITTED AND
         FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for operator items

5.      GENERAL GUARANTEE CONDITIONS

5.1     AIRCRAFT CONFIGURATION

         Seller reserves the right to make reasonable and appropriate adjustments to the guarantees set forth in this Part A for any configuration change or deviation from the A330-300 Standard Specification which is agreed between Buyer and Seller subsequent to the date hereof, provided that any such adjustment is made contemporaneously with such A330-300 Standard Specification change or deviation.

5.2     PERFORMANCE DEFINITIONS

5.2.1 Performance and noise certification rules will be those required to obtain FAR certification under the FAA Airworthiness Code as defined in the Type Specification.

5.2.3 All performance data is based on the International Standard Atmosphere and specified variations. Unless otherwise stated all altitudes are pressure altitudes.

5.2.3 Unless otherwise stated, take-off and landing performance is based upon a hard, smooth, dry and level runway surface with zero wind, and assumes no line-up allowance.

5.2.4 Take-off and landing performance is based on the brakes and tires as specified in the aircraft configuration defined in the Preamble.

5.2.5 Devices such as flaps, landing gear, speed brakes, wheel brakes, anti-skid and engines will be employed in the manner which provides the best performance standard consistent with approved operations.

5.2.6 All guaranteed performance in this Part A is based upon no air bleed from the engines for airframe or engine anti-icing.

5.2.7 For take-off and take-off climb performance, landing and landing climb performance, no air will be bled from the engine for air conditioning.

5.2.8 For en route performance, engine bleeds consistent with normal operation of the air conditioning system, including recirculation, are assumed.



                                  LA5B(PW)-12

5.2.9 Normal electrical services will be in use consistent with the typical load schedule given in the A330-300 Standard Specification.

5.2.10 All guaranteed performance in this Part A assumes the use of approved fuel with a Lower Heating Value (the "LHV") of 18,590 BTU/lb and with a specific gravity of 6.7 pounds/gallon as such.

5.2.11 The speed, specific range and all-engine climb guarantees and the climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location of 33 percent of the mean aerodynamic chord.


5.3     COMPLIANCE

5.3.1 The Seller shall provide to Buyer a guarantee compliance report providing the compliance data for each Aircraft (the "Guarantee Compliance Report"), in a timely manner after final data is collected, but in no event later than ten (10) Working Days after acceptance by Buyer of the Aircraft. The Guarantee Compliance Report shall contain compliance results determined in accordance with this Subparagraph 5.3.

5.3.2 Compliance with the en-route one engine inoperative, takeoff performance and landing distance guarantees will be demonstrated with reference to performance data contained in the approved Flight Manual. Compliance with climb performance and speed will be demonstrated with reference to the IFP Level.

5.3.3 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         a) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         b) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         c) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         d) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         e) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         f) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)


                                  LA5B(PW)-13

5.3.4 The actual (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Aircraft specific range, used for determining compliance with the fuel burn and mission payload guarantees, will be defined as the IFP Level corrected by the Correction Factor.

5.3.5 The actual (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)specific range, used for determining compliance with the fuel burn guarantee, will be defined upon delivery of each individual Aircraft as (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

5.3.6    Compliance with fuel burn guarantees shall be determined as follows:

         (i) with respect to each Aircraft, if its actual (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Aircraft specific range meets the guarantee level set forth in Subparagraph 2.1 of this Part A.

         (ii) with respect to the(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT), if, upon delivery of any Aircraft, the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)specific range meets the guarantee level set forth in Subparagraph 2.2 of this Part A. (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

5.3.7 Compliance with the mission payload guarantee, as defined in Paragraph 3 of this Part A, will be based on the actual individual Aircraft specific range as defined in Subparagraph 5.3.4 of this Part A and the actual Manufacturer's Weight Empty of the applicable Aircraft as determined pursuant to Subparagraph 5.3.8 of this Part A.

5.3.8 Compliance with the weight guarantees set forth in Subparagraphs 4.1 and 4.2 of this Part A shall be demonstrated in a weight compliance report with reference to actual aircraft weighing results.

6        ADJUSTMENT OF GUARANTEES

         Should any change be made to any law, governmental regulation or requirement or interpretation thereof ("Rule Change") by any governmental agency subsequent to the date of the Agreement, and should such Rule Change (i) more than minimally affect the Aircraft configuration or performance or both, and (ii) be required to obtain the Standard Airworthiness Certificate for the Aircraft, the guarantees set forth herein shall be appropriately modified to reflect the effect(s) of any such Rule Change(s).

7.       EXCLUSIVE GUARANTEES


                                  LA5B(PW)-14

         The guarantees set forth in this Part A supersede any similar guarantees from Seller that may be stated in the A330-300 Standard Specification or any other document, except for the guarantees set forth in Part B of this Letter Agreement.

8.       REMEDIES

8.1      GENERAL

8.1.1 In the event that the Seller fails to demonstrate compliance by one or more Aircraft (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)with any of the guarantees set forth in this Part A, the Seller shall

         (i) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (ii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.1.2 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.1.3 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.1.4 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.1.5 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.1.6 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.2      FUEL BURN

         The Compensation for failure to comply with either the guarantee set forth in Subparagraph 2.1 or Subparagraph 2.2 of this Part A shall be (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.2.1 DEFICIENCY OF (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)AIRCRAFT


                                  LA5B(PW)-15

         In the event that an (CONFIDENTIAL MATERIAL OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Aircraft fails to comply with the guarantee set forth in Subparagraph
                  2.1 of this Part A, the amount of Compensation (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.2.2    DEFICIENCY OF AIRCRAFT FLEET

         In the event that the (CONFIDENTIAL MATERIAL OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)fails to comply with the guarantee set forth in Subparagraph 2.2 of this Part A, the amount of Compensation (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.3      PAYLOAD

         The Compensation for failure to comply with either the guarantees set forth in Subparagraph 1.3, Paragraph 3 or Subparagraph 4.2 of Part A of this Letter Agreement shall be (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.3.1    MISSION PAYLOAD RANGE

         In the event that any Aircraft fails to meet the mission payload range guarantee in Paragraph 3 of this Part A, the amount of Compensation (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.3.2    STRUCTURAL USABLE LOAD

         In the event that any Aircraft (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)fail to meet the guarantee levels specified in Subparagraph 4.2 of this Part A, the Compensation shall BE(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (i) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (ii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.3.3    TAKE-OFF


                                  LA5B(PW)-16

         In the event that an Aircraft fails to meet the take-off guarantees set forth in Subparagraph 1.3 of this Part A, the amount of Compensation shall be (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT). The amount of Compensation hereunder shall (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.3.4    LANDING

         In the event that an Aircraft fails to meet the landing guarantee set forth in Subparagraph 1.5 of this Part A, the amount of Compensation shall be(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT), provided that the Buyer demonstrates to the Seller that such deficiency adversely impacts the Buyer's operation of the affected Aircraft.


8.4      MANUFACTURER'S WEIGHT EMPTY

In the event that the Manufacturer's Weight Empty (MWE) of an (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Aircraft or of the (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

         exceeds the guarantee levels specified in Subparagraph 4.1 of this Part A the amount of Compensation shall be (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.5      SPEED

         In the event that an Aircraft fails to meet the speed guarantee set forth in Subparagraph 1.1 of this Part A, the amount of Compensation shall be(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT), subject to the limitations and conditions set forth in Subparagraph 8.8 of this Part A, provided that the Buyer demonstrates to the Seller that such deficiency adversely impacts the Buyer's operation of the affected Aircraft.

8.6      ONE ENGINE INOPERATIVE

         In the event that an Aircraft fails to meet the one engine inoperative guarantee set forth in Subparagraph 1.2 of this Part A, the amount of Compensation shall be(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT), subject to the limitations and conditions set forth in Subparagraph 8.8 of this Part A, provided that the Buyer demonstrates to the Seller that such deficiency adversely impacts the Buyer's operation of the affected Aircraft.

8.7      ALL ENGINE CLIMB


                                  LA5B(PW)-17

         In the event that an Aircraft fails to meet the all engine climb guarantee set forth in Subparagraph 1.4 of this Part A, the amount of Compensation shall be(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT), subject to the limitations and conditions set forth in Subparagraph 8.8 of this Part A, provided that the Buyer demonstrates to the Seller that such deficiency adversely impacts the Buyer's operation of the affected Aircraft.

8.8      LIMITATIONS AND CONDITIONS

         (i) The Seller shall have the right to review and verify data collected by the Buyer, which is provided to Seller for Seller to perform the calculations of Compensation due hereunder.

         (ii) If at any time following delivery of an Aircraft the Seller restores the required performance level of an Aircraft which has initially failed to meet the performance guarantee requirements of Paragraphs 1, 2, 3 or 4 of this Part A, and the Seller demonstrates compliance for such specific Aircraft in accordance with the applicable compliance provisions of this Part A, all further payments of Compensation required under this Part A with respect to such initial failure shall cease and the Seller shall have no further obligation to the Buyer under this Part A for such initial failure in respect of such Aircraft. Seller shall demonstrate compliance by(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT), gathering data and producing a Guarantee Compliance Report which demonstrates compliance for such specific Aircraft in accordance with the applicable compliance provisions of this Part A. The compliance level achieved by such Aircraft shall be taken into account for all (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)calculations for the purposes of this Part A.

         (iii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (iv) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (v) The Seller's maximum liability (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                  (x) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
                  (y) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)


                                  LA5B(PW)-18

         (vi) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)as aforesaid shall be deemed to settle any and all claims and remedies of the Buyer against the Seller under this Part A provided that the Seller has first endeavored to restore the required performance as per Paragraph 8.1.1(i) above, but shall not settle or modify in any respect any other claim or remedy of the Buyer against the Seller. Nothing in this Paragraph 8.8 (vi) shall oblige the Seller to (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)


                                  LA5B(PW)-19

     PART B

     A330-300 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)GUARANTEES

                  Seller hereby extends and grants to Buyer the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)guarantees with respect to the Aircraft set forth in this Part B of this Letter Agreement, subject to the terms, conditions, limitations and restrictions all as hereinafter set out.


                  PREAMBLE

                  A.  Assumptions:

                  The guarantees defined below in this Part B are applicable to each A330-300 Aircraft as described in the A330-300 Standard Specification Ref. G 000 03000 Issue 6 Revision 1, dated 15th July 1998, amended by Specification Change Notices ("SCN") (the "Specification") for:

                      i)       increase of Design weights
                               Maximum Taxi Weight: (CONFIDENTIAL MATERIAL
OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds
                               Maximum Takeoff Weight: (CONFIDENTIAL MATERIAL
OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds
                               Maximum Landing Weight: (CONFIDENTIAL MATERIAL
OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds
                               Maximum Zero Fuel Weight: (CONFIDENTIAL MATERIAL
OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds


                      ii)      fitting of:
                               Pratt and Whitney PW4168A engines with Kevlar fan case

                  These guarantees are comprehensive including the performance of both the airframe and engine in combination.

                      For information only:
                      For establishing uncertified performance these guarantees have been based on the In Flight Performance Level relevant at the date of the signature of the Purchase Agreement


                                  LA5B(PW)-20

                      (the "IFP Level") and consistent with the Aircraft Performance Document (the "Orange Book") ref. AI/CM-T P3322 Issue 3.

                  B.  Definitions:

                      (i) For the purpose of this Part B of this Letter Agreement only, the term "Aircraft" is defined as any and all of the A330-300 model aircraft to be acquired by the Buyer under the Agreement.

                      (ii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)


                                  LA5B(PW)-21

1.       GENERAL PROVISIONS

1.1 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

1.2 The (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Guarantees in this Part B are contingent upon:(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

1.3 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT):

         (i) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (ii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (iii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (iii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (iv) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

2.       FUEL BURN GUARANTEE

2.1 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) (expressed as a percentage) determined in accordance with the In-Flight Performance Program (IFP).

         -    2.2   The Seller guarantees to the Buyer that the (CONFIDENTIAL
              MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)shall not be worse than the IFP Level (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)


                                  LA5B(PW)-22

3.       MISSION PAYLOAD GUARANTEE

         The (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) as stated in Paragraph 2.2 of this Part B shall allow the carrying of a guaranteed payload of not less than:

         (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES
                AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                over an equivalent still air stage distance of (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) nautical miles (assumed representative of (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)for a winter operation) when operated under the conditions described below.

         a) If the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)as stated in Subparagraph 2.2 of this Part B is modified according to Subparagraph 1.3 of this Part B, the above guaranteed payload shall be modified accordingly, using the following relationship:

                (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         b) Available takeoff weight is assumed to be (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) pounds.

         c) The destination airport conditions are such as to allow the required landing weight to be used without performance restrictions and without exceeding the Maximum Landing Weight as defined in Type Specification referenced in the Preamble.

         d)     .
         Conditions and operating rules:

         Stage                The stage length is defined as the sum of the
         Length:              distances for climb, cruise, and descent.

         Takeoff:             The airport altitude is 14 feet.
                              The takeoff gross weight is (CONFIDENTIAL
                              MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds.

         Climbout Following the takeoff to 800 feet, the aircraft accelerates to

                                  LA5B(PW)-23

         Maneuver:            250 KCAS while climbing to 1,500
                              feet above the departure airport altitude and retracting flaps and landing gear.

         Climb: The aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.
                              The aircraft then accelerates to a climb speed of 330 KCAS.
                              The climb continues at 330 KCAS until 0.82 Mach number is reached.
                              The climb continues at 0.82 Mach number to the initial cruise altitude at a rate of climb not less than 300 feet per minute.
                              The temperature is standard day during climb. Maximum climb thrust is used during climb.

         Cruise:              The Aircraft cruises at 0.82 Mach number.
                              The initial cruise altitude is 35,000 feet.
                              A step climb or multiple step climb of 4,000 feet altitude may be used when beneficial to minimize fuel burn.
                              The temperature is standard day during cruise. The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

         Descent: The Aircraft descends from the final cruise altitude at 0.82 Mach number until 330 KCAS is reached.
                              The descent continues at 330 KCAS to an altitude of 10,000 feet. At that altitude the Aircraft decelerates to 250 KCAS.
                              The descent continues at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.
                              Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 350 feet per minute at sea level.

                              The temperature is standard day during descent.

         Approach and         The Aircraft decelerates to the final approach
         Landing Maneuver:    speed while extending landing gear and flaps, then
                              descends and lands.

                              The destination airport altitude is 841 feet.

         Usable Reserve       At the end of approach and landing, an amount of
         Fuel:                fuel defined as follows shall remain in the tanks:

                              FAR Reserve - 31.5 minutes hold (representative of 30 minutes hold with 5% mark-up for racetrack pattern) at 1500ft, ISA,at actual Zero Fuel Weight.

                              Alternate - alternate is assumed to be 67 NM
                              (Rochester, MN). Fuel burn and time
                              include the following:

                                 Fuel for takeoff to operational climb speed with 2 minutes time allowance and no distance credit
                                 Optimum climb airspeed for fuel economy
                                 Cruise at LRC at optimum altitude
                                 Optimum descent airspeed for fuel economy


                                  LA5B(PW)-24

                                 Approach and land fuel with 5 minutes time allowance and no distance credit
                              (alternate fuel will never be less than fuel to a 15 minute alternate)

                              International 10% - 10 minutes of fuel at end of cruise altitude, LRC, ISA, actual landing weight.

                              Contingency (Holding) - 21 minutes hold
                              (representative of 20 minutes hold with 5% mark-up for racetrack pattern), FL150, ISA, actual landing weight.

         Fixed Allowances:    For the purpose of this guarantee and
                              for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

                              Engine Start and Taxi-out: (CONFIDENTIAL MATERIAL
                                      OMITTED AND FILED SEPARATELY WITH THE
                                      SECURITIES AND EXCHANGE COMMISSION
                                      PURSUANT TO A REQUEST FOR CONFIDENTIAL
                                      TREATMENT)pounds of fuel

                              Takeoff and Climbout Maneuver: (CONFIDENTIAL
                              MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds of fuel for mission departure and (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds of fuel for alternate

                              Approach and Landing Maneuver: (CONFIDENTIAL
                              MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds of fuel for mission and (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds of fuel for alternate

                              Taxi-in (shall be consumed from the reserve fuel):
                                      (CONFIDENTIAL MATERIAL OMITTED AND FILED
                                      SEPARATELY WITH THE SECURITIES AND
                                      EXCHANGE COMMISSION PURSUANT TO A REQUEST
                                      FOR CONFIDENTIAL TREATMENT)pounds of fuel

         e) The mission payload guarantee is based on an Operating Weight Empty (OWE) composed of the actual Aircraft Fleet average Manufacturer's Weight Empty (MWE) as demonstrated at delivery of the Aircraft Fleet (but in no event more than (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE


                                  LA5B(PW)-25

                COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) pounds), plus the following fixed allowances:

                      (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for customer changes
                      (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for operator items
                      (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
                      WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for in-service growth

4.       GENERAL GUARANTEE CONDITIONS

4.1      AIRCRAFT CONFIGURATION

         Seller reserves the right to make reasonable and appropriate adjustments to the guarantees in this Part B for any configuration change or deviation from Specification which is agreed between Buyer and Seller subsequent to the date hereof, provided that any such adjustment is made contemporaneously with such Specification change or deviation.

4.2      COMPLIANCE

4.2.1 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

4.2.2 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         a) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         b) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         c) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         d) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

4.2.3 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)


                                  LA5B(PW)-26

4.2.4 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

4.2.5 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

4.2.6 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

4.2.7 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

4.2.8 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

4.2.8 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

5.       REMEDIES

5.1      GENERAL

5.1.1 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

5.1.2 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

5.1.3 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

5.1.4 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         FUEL BURN-(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                                 LA5B (PW)-27

         In the event that the(CONFIDENTIAL MATERIAL OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) fails to comply with the guarantee set forth in Subparagraph 2.2 of this Part B, (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

5.2.2 If the Buyer believes the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Specific Range Deterioration is within 1% of the guarantee set forth in Subparagraph 2.2 of this Part B, Buyer shall give prompt written notice thereof. Upon Seller's receipt of any notice that the Aircraft Fleet Specific Range Deterioration is within 1% of the guarantee set forth in Subparagraph
         2.2 of this Part B, Buyer, Seller and EM will work together to evaluate the basic data.

5.3      MISSION PAYLOAD RANGE

         In the event that the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)fails to meet the mission payload range guarantee set forth in Paragraph 3 of this Part B, (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

5.4      LIMITATIONS AND CONDITIONS

         (i) The Seller shall have the right to review and verify data collected by the Buyer, which is provided to Seller for Seller to perform the calculations of compensation due hereunder.

         (ii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (iii) The Seller's maximum liability, over the Guarantee Period, pursuant to (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                  (x) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
                  (y) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (iv) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) as aforesaid shall be deemed to settle any and all claims and remedies of the Buyer against the Seller under this Part B(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND

                                 LA5B (PW)-28

                  EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT), but shall not settle or modify in any respect any other claim or remedy of the Buyer against the Seller. Nothing in this Paragraph 5.4 (iv) shall (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (v) The intent of Part B of this Letter Agreement is to provide benefits to the Buyer as a result of the failure of the Buyer's Aircraft to achieve the performance level stipulated in the guarantees set forth in this Part B. It is not the intent, however, to duplicate benefits provided to the Buyer by the Seller under Part A of this Letter Agreement as a result of the same failure. (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                  Further, it is not the intent of the EM to provide duplicate benefits to Buyer under this Letter Agreement and EM's direct commitments to Buyer to the extent that such benefits are duplicative.

UNQUOTE

         THIS LETTER AGREEMENT SETS FORTH THE EXCLUSIVE GUARANTEES, WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF AVSA, AND THE EXCLUSIVE REMEDIES AVAILABLE TO NORTHWEST, ARISING FROM (BUT SOLELY TO THE EXTENT ARISING FROM) ANY FAILURE OF ANY AIRCRAFT (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)TO DEMONSTRATE COMPLIANCE WITH ANY OF THE GUARANTEES SET FORTH IN THIS LETTER AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS, ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, ANY OBLIGATION OR LIABILITY OF AVSA OR ANY RIGHT, CLAIM OR REMEDY OF BUYER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM SELLER'S NEGLIGENCE, ACTUAL OR IMPUTED, INTENTIONAL ACT, OR STRICT LIABILITY AND ANY OBLIGATION OR LIABILITY OF SELLER OR ANY RIGHT, CLAIM OR REMEDY OF BUYER FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS PARAGRAPH SHALL REMAIN IN FULL FORCE AND EFFECT AND PROVIDED, FURTHER, THAT NOTHING IN THIS LETTER AGREEMENT SHALL BE DEEMED TO MODIFY, SETTLE, COMPROMISE, LIMIT, RELEASE OR OTHERWISE AFFECT ANY OTHER CLAIM, RIGHT OR REMEDY OF NORTHWEST AGAINST AVSA OR THE MANUFACTURER. THE GUARANTEES SET FORTH IN THIS LETTER AGREEMENT SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY AVSA AND NORTHWEST.

         ASSIGNMENT

                                 LA5B (PW)-29

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder shall not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this paragraph shall be void and of no force or effect.





                                 LA5B (PW)-30

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to AVSA.

                                              Very truly yours,

                                              AVSA. S.A.R.L.


                                              By:  /s/ Francois Bensier
                                                   _____________________________

                                              Its: AVSA Chief Executive Officer
                                                   _____________________________



Accepted and Agreed

NORTHWEST AIRLINES, INC.



By:  /s/ Gregory A. May
     ____________________________________

Its: Vice President Aircraft Transactions
     ____________________________________




                                 LA5B (PW)-31

                                                                      APPENDIX 1

(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
         EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)




                                 LA5B (PW)-32

                             LETTER AGREEMENT NO. 5C


                                                         As of December 21, 2000


Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121

Re:      PERFORMANCE GUARANTEES FOR ROLLS ROYCE POWERED AIRCRAFT

Ladies and Gentlemen:

         Northwest Airlines, Inc., ("Northwest") and AVSA, S.A.R.L., ("AVSA"), have entered into an A330 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other matters, the sale by Seller and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. Northwest and Seller have agreed to set forth in this Letter Agreement No. 5C (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

         AVSA represents and warrants that the Manufacturer has provided to AVSA the following performance guarantees with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out, and that such guarantees are in full force and effect and have not been amended. AVSA hereby assigns to Northwest and Northwest hereby accepts, all of AVSA's rights and obligations as the "Buyer" under the said performance guarantees and AVSA subrogates Northwest to all such rights and obligations in respect of the Aircraft. AVSA hereby warrants to Northwest that (i) it has all the requisite authority to make the foregoing assignment to and effect the foregoing subrogation in favor of Northwest, (ii) such assignment and subrogation are effective to confer on Northwest all of the foregoing rights and obligations of AVSA, and (iii) AVSA shall not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of Northwest.

         It is understood that, in the provisions below between the words QUOTE and UNQUOTE, capitalized terms have the meanings assigned thereto in this Agreement, except that (i) the term "Seller," which means the Manufacturer as between the Manufacturer and AVSA, also means the Manufacturer in this Agreement, and (ii) the term "Buyer," which means AVSA as between the Manufacturer and the Seller, means Northwest.

QUOTE

                                 LA5C (RR)-1

PART A                      A330-300 PERFORMANCE GUARANTEES


         PREAMBLE

         A.   Assumptions:

              The guarantees defined below in this Part A are applicable at the time of delivery to each A330-300 as described in the A330-300 Standard Specification Ref. G 000 03000 Issue 6 Revision 1, dated 15th July 1998, amended by Specification Change Notices ("SCN") for:

              i)      increase of design weights
                      Maximum Taxi Weight: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds

                      Maximum Takeoff Weight: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds

                      Maximum Landing Weight: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds

                      Maximum Zero Fuel Weight: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds

              ii)     fitting of either:
                      (x) General Electric CF6-80E1A3 engines
                      (y) Pratt and Whitney PW4168A engines with Kevlar fan case
                      (z) Rolls-Royce Trent 772B engines except where otherwise noted.

              These guarantees are comprehensive including the performance of both the airframe and engine in combination.

              For information only:

              For establishing FAA certified performance these guarantees have been based on:

              (x) the FAA certified Flight Manual of the A330-200 fitted with General Electric CF6-80E1A4 engines plus best estimated corrections for longer fuselage of the A330-300 and higher take-off thrust of the CF6-80E1A3 engines

              (y) the FAA certified Flight Manual of the A330-300 fitted with Pratt and Whitney PW4168A engines

              (z) the FAA certified Flight Manual of the A330-300 fitted with Rolls Royce Trent 772B engines, with, in each case, a take-off thrust rating flat rated to 86(degree)F (ISA+15(degree)C) at sea level.

                                 LA5C (RR)-2

              For establishing uncertified performance these guarantees have been based on the In Flight Performance level relevant at the date of signature of the Purchase Agreement (the "IFP Level") and consistent with the Aircraft Performance Document (the "Orange Book")

              (x)     for CF6-80E1A3 engines : ref. AI/CM-T P3302 Issue 3
              (c)     for PW4168A engines : ref. AI/CM-T P3322 Issue 3
              (d)     for Trent 772B engines : ref. AI/CM-T P3342 Issue 3

         F.   Definitions:

              (i) For the purpose of this Part A of this Letter Agreement only, the term "Aircraft" is defined as any and all of the A330-300 model aircraft to be acquired by the Buyer under the Agreement.

              (ii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

1.      GUARANTEED PERFORMANCE

1.1     SPEED

        The level flight airspeed at an Aircraft gross weight of 460,000 pounds at a pressure altitude of 35,000 feet using maximum cruise thrust in ISA conditions shall not be less than a true Mach number of:
        (x) for CF6-80E1A3 engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
        (y) for PW4168A engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
        (z) for Trent 772B engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

1.2     EN-ROUTE ONE ENGINE INOPERATIVE

        Each Aircraft shall meet minimum en-route climb gradient (currently 1.1%) with one engine inoperative, the other operating at the maximum continuous thrust available at the altitude with air conditioning bleeds on, without anti-icing, at a gross weight of pounds in the cruise configuration in ISA conditions, at a geometric altitude of:
        (x) for CF6-80E1A3 engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)feet
        (y) for PW4168A engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)feet
        (z) for Trent 772B engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)feet

1.3      TAKE-OFF PERFORMANCE

                                 LA5C (RR)-3

1.3.1    The FAR permissible take-off weight shall not be less than:
         (x) for CF6-80E1A3 engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds
         (y) for PW4168A engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds
         (z) for Trent 772B engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds in the following conditions (assumed representative of):

         Pressure altitude: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         Ambient temperature: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         Runway length: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         Slope: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         Obstacles (8): (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
         WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

1.3.2 The FAR permissible take-off weight shall not be less than (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds in the following conditions (assumed representative of(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)):

         Pressure altitude: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         Ambient temperature: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) Runway length: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Slope:
         (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         Obstacles (11): (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A

                                 LA5C (RR)-4

         REQUEST FOR CONFIDENTIAL TREATMENT)(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)


1.4       ALL ENGINE CLIMB

          The time, fuel burn and distance in still air to climb from an initial climb altitude of 1,500 feet to a final climb altitude of 35,000 feet on a standard day, using the conditions and operating rules defined below and using not more than maximum climb thrust, shall not be more than the following guarantee values:
          (x) for CF6-80E1A3 engines:
               Time (minutes):
               NOMINAL: 27.6 mn TOLERANCE: 1.0 mn GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)mn
               Fuel burn (pounds):
               NOMINAL: 11,890 lb TOLERANCE: 530 lb GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)lb
               Distance (nautical miles)
               NOMINAL: 197 nm TOLERANCE: 8 nm GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) nm
          (y) for PW4168A engines:
               Time (minutes):
               NOMINAL: 33.0 mn TOLERANCE: 1.5 mn GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) mn
               Fuel burn (pounds):
               NOMINAL: 13,185 lb TOLERANCE:705 lb GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)lb
               Distance (nautical miles)
               NOMINAL: 238 nm TOLERANCE: 12 nm GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)nm
          (z) for Trent 772B engines:
               Time (minutes):
               NOMINAL: 25.0 mn TOLERANCE: 0.8 mn GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)mn
               Fuel burn (pounds):
               NOMINAL: 11,110 lb TOLERANCE: 450 lb GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)lb
               Distance (nautical miles)

                                 LA5C (RR)-5

              NOMINAL: 178 nm TOLERANCE: 6 nm GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)nm

         Conditions and operating rules:
         Initial Conditions:            A gross weight of 512,020 pounds
                                        A speed of 250 KCAS.
                                        The flaps and landing gear are
                                        retracted.
         Climb:                         The Aircraft climbs from the initial
                                        climb altitude to 10,000 feet altitude
                                        at 250 KCAS.
                                        The Aircraft then accelerates to a
                                        climb speed of 330 KCAS.
                                        The climb continues at 330 KCAS until
                                        0.82 Mach number is reached.
                                        The climb continues at 0.82 Mach number
                                        to the final climb altitude at a rate of climb not less than 300 feet per minute.

1.5   LANDING DISTANCE

         The FAR certified dry landing field length at an Aircraft gross weight of (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds at sea level pressure altitude shall not be greater than:
         (x) for CF6-80E1A3 engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)feet
         (y) for PW4168A engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)feet
         (z) for Trent 772B engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)feet

2.       FUEL BURN GUARANTEE

2.1 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)AIRCRAFT SPECIFIC RANGE

The still air range expressed in nautical miles at an initial cruise altitude of 35,000 feet on a standard day at 0.82 Mach number, starting at a gross weight of (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) pounds and consuming 140,000 pounds of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value for each Aircraft (the "Guaranteed (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) Specific Range"):
         (x) for CF6-80E1A3 engines:
              NOMINAL: 5,311 nm TOLERANCE: 106 nm GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)nm
         (y) for PW4168A engines:


                                  LA5C (RR)-6

              NOMINAL: 5,292 nm TOLERANCE: 106 nm GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)nm
         (z) for Trent 772B engines:
              NOMINAL: 5,312 nm TOLERANCE: 106 nm GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)nm

         Conditions and operating rules:
         A step climb or multiple step climbs of 4,000 feet altitude may be used when beneficial to minimize fuel burn.

2.2 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)SPECIFIC RANGE

         The still air range expressed in nautical miles at an initial cruise altitude of 35,000 feet on a standard day at 0.82 Mach number, starting at a gross weight of (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds and consuming 140,000 pounds of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)(the "Guaranteed (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Specific Range"):
         (x) for CF6-80E1A3 engines:
              NOMINAL: 5,311 nm TOLERANCE: 53 nm GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) nm
         (y) for PW4168A engines:
              NOMINAL: 5,292 nm TOLERANCE: 53 nm GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)nm
         (z) for Trent 772B engines:
              NOMINAL: 5,312 nm TOLERANCE: 53 nm GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)nm

         Conditions and operating rules:
         A step climb or multiple step climbs of 4,000 feet altitude may be used when beneficial to minimize fuel burn.

3.       MISSION PAYLOAD RANGE GUARANTEE

For each Aircraft the payload for a stage length of (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) nautical miles in still air (representative of a (CONFIDENTIAL MATERIAL


                                  LA5C (RR)-7

OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) route) using the conditions and operating rules defined below, shall not be less than the following guarantee value in pounds:
         (x) for CF6-80E1A3 engines:
              NOMINAL: 84,600 lb TOLERANCE: 4,100 lb GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)lb
         (y) for PW4168A engines:
              NOMINAL: 82,900 lb TOLERANCE: 4,100 lb GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) lb
         (z) for Trent 772B engines:
              NOMINAL: 84,000 lb TOLERANCE: 4,100 lb GUARANTEE: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)lb

         Conditions and operating rules:
         Stage                          The stage length is defined as the sum
         Length:                        of the distances for climb, cruise, and
                                        descent.

         Takeoff:                       The airport altitude is 14 feet.
                                        The takeoff gross weight is 513,677
                                        pounds.

         Climbout                       Following the takeoff to 800 feet, the
         Maneuver:                      aircraft accelerates to 250 KCAS while
                                        climbing to 1,500 feet above the
                                        departure airport altitude and
                                        retracting flaps and landing gear.

         Climb: The aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.
                                        The aircraft then accelerates to a climb speed of 330 KCAS.
                                        The climb continues at 330 KCAS until
                                        0.82 Mach number is reached.
                                        The climb continues at 0.82 Mach number
                                        to the initial cruise altitude at a rate of climb not less than 300 feet per minute.
                                        The temperature is standard day during
                                        climb.
                                        Maximum climb thrust is used during
                                        climb.

         Cruise:                        The Aircraft cruises at 0.82 Mach
                                        number.
                                        The initial cruise altitude is 35,000
                                        feet.
                                        A step climb or multiple step climb of
                                        4,000 feet altitude may be used when
                                        beneficial to minimize fuel burn.
                                        The temperature is standard day during
                                        cruise.
                                        The cruise thrust is not to exceed
                                        maximum cruise thrust except during a
                                        step climb when maximum climb thrust may be used.

         Descent: The Aircraft descends from the final cruise altitude at 0.82 Mach number until 330 KCAS is reached.
                                        The descent continues at 330 KCAS to an
                                        altitude of 10,000 feet. At that
                                        altitude the Aircraft decelerates to 250
                                        KCAS.


                                  LA5C (RR)-8

                                        The descent continues at 250 KCAS to an
                                        altitude of 1,500 feet above the
                                        destination airport altitude.
                                        Throughout the descent, the cabin
                                        pressure will be controlled to a maximum rate of descent equivalent to 350 feet per minute at sea level.
                                        The temperature is standard day during
                                        descent.

         Approach and                   The Aircraft decelerates to the final
         Landing Maneuver:              approach speed while extending landing
                                        gear and flaps, then descends and lands.

                                        The destination airport altitude is 841
                                        feet.

         Usable Reserve Fuel:           At the end of approach and landing, an
                                        amount of fuel corresponding to the
                                        profile defined below shall remain in
                                        the tanks:

                                        FAR Reserve - 31.5 minutes hold
                                        (representative of 30 minutes hold with
                                        5% mark-up for racetrack pattern) at
                                        1500ft, ISA,at actual Zero Fuel Weight.

                                        Alternate - alternate is assumed to be
                                        67 NM (Rochester, MN). Fuel burn and
                                        time include the following:
                                            Fuel for takeoff to operational
                                            climb speed with 2 minutes time
                                            allowance and no distance credit
                                            Optimum climb airspeed for fuel
                                            economy
                                            Cruise at LRC at optimum altitude
                                            Optimum descent airspeed for fuel
                                            economy
                                            Approach and land fuel with 5
                                            minutes time allowance and no
                                            distance credit
                                        (alternate fuel will never be less than
                                        fuel to a 15 minute alternate)

                                        International 10% - 10 minutes of fuel
                                        at end of cruise altitude, LRC, ISA,
                                        actual landing weight.

                                        Contingency (Holding) - 21 minutes hold
                                        (representative of 20 minutes hold with
                                        5% mark-up for racetrack pattern),
                                        FL150, ISA, actual landing weight.

         Fixed Allowances:              For the purpose of this guarantee and
                                        for the purpose of establishing
                                        compliance with this guarantee, the
                                        following shall be used as fixed
                                        quantities and allowances:

                                        Engine Start and Taxi-out: 800 pounds of fuel

                                        Takeoff and Climbout Maneuver: 1,650
                                            pounds of fuel for mission departure
                                            and 1,150 pounds of fuel for
                                            alternate

                                        Approach and Landing Maneuver: 420
                                            pounds of fuel for mission and 420
                                            pounds of fuel for alternate

                                        Taxi-in (shall be consumed from the
                                        reserve fuel): 500 pounds of fuel


                                  LA5C (RR)-9

         The Operating Weight Empty (OWE) derived in Subparagraph 4.2 of this Part A is the basis for this mission guarantee.

4.       WEIGHT GUARANTEES

4.1      MANUFACTURER'S WEIGHT EMPTY

         The Seller guarantees that the Manufacturer's Weight Empty (as defined in the A330-300 Standard Specification set forth in the Preamble) of each Aircraft as defined in the Preamble, which will be derived from the weighing of each Aircraft, shall not be more than:

         (x) for CF6-80E1A3 engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for any (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
         EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Aircraft
         (y) for PW4168A engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for any (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Aircraft
         (z) for Trent 772B engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for any(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) Aircraft

         and shall not be more than:
         (x) for CF6-80E1A3 engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         (y) for PW4168A engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         (z) for Trent 772B engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

4.2      STRUCTURAL USABLE LOAD

         The Seller guarantees that the excess of the Maximum Zero Fuel Weight (as defined in the A330-300 Standard Specification set forth in the Preamble) of each Aircraft as defined in the Preamble over the Operating Weight Empty (as defined below) of such Aircraft, shall not be less than:
         (x) for CF6-80E1A3 engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A


                                  LA5C (RR)-10

         REQUEST FOR CONFIDENTIAL TREATMENT)pounds for any (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
         EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Aircraft
         (y) for PW4168A engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for any(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Aircraft
         (z) for Trent 772B engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for any(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) Aircraft

         and shall not be less than:
         (x) for CF6-80E1A3 engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         (y) for PW4168A engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         (z) for Trent 772B engines: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         Operating Weight Empty is the sum of the Manufacturer's Weight Empty (as defined in the Type Specification set forth in the Preamble) plus the following fixed allowances:
         (x) for CF6-80E1A3 engines:
                                            (CONFIDENTIAL MATERIAL OMITTED AND
         FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for customer changes
                                            (CONFIDENTIAL MATERIAL OMITTED AND
         FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for operator items
         (y) for PW4168A engines:
                                            (CONFIDENTIAL MATERIAL OMITTED AND
         FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for customer changes
                                            (CONFIDENTIAL MATERIAL OMITTED AND
         FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for operator items

         (z) for Trent 772B engines:
                                            (CONFIDENTIAL MATERIAL OMITTED AND
         FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for customer changes


                                  LA5C (RR)-11

                                            (CONFIDENTIAL MATERIAL OMITTED AND
         FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for operator items

5.       GENERAL GUARANTEE CONDITIONS

5.1      AIRCRAFT CONFIGURATION

         Seller reserves the right to make reasonable and appropriate adjustments to the guarantees set forth in this Part A for any configuration change or deviation from the A330-300 Standard Specification which is agreed between Buyer and Seller subsequent to the date hereof, provided that any such adjustment is made contemporaneously with such A330-300 Standard Specification change or deviation.

5.2      PERFORMANCE DEFINITIONS

5.2.1 Performance and noise certification rules will be those required to obtain FAR certification under the FAA Airworthiness Code as defined in the Type Specification.

5.2.4 All performance data is based on the International Standard Atmosphere and specified variations. Unless otherwise stated all altitudes are pressure altitudes.

5.2.3 Unless otherwise stated, take-off and landing performance is based upon a hard, smooth, dry and level runway surface with zero wind, and assumes no line-up allowance.

5.2.4 Take-off and landing performance is based on the brakes and tires as specified in the aircraft configuration defined in the Preamble.

5.2.5 Devices such as flaps, landing gear, speed brakes, wheel brakes, anti-skid and engines will be employed in the manner which provides the best performance standard consistent with approved operations.

5.2.6 All guaranteed performance in this Part A is based upon no air bleed from the engines for airframe or engine anti-icing.

5.2.7 For take-off and take-off climb performance, landing and landing climb performance, no air will be bled from the engine for air conditioning.

5.2.8 For en route performance, engine bleeds consistent with normal operation of the air conditioning system, including recirculation, are assumed.

5.2.9 Normal electrical services will be in use consistent with the typical load schedule given in the A330-300 Standard Specification.

5.3.10 All guaranteed performance in this Part A assumes the use of approved fuel with a Lower Heating Value (the "LHV") of 18,590 BTU/lb and with a specific gravity of 6.7 pounds/gallon as such.

5.2.11 The speed, specific range and all-engine climb guarantees and the climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location of 33 percent of the mean aerodynamic chord.


                                  LA5C (RR)-12

5.3     COMPLIANCE

5.3.1 The Seller shall provide to Buyer a guarantee compliance report providing the compliance data for each Aircraft (the "Guarantee Compliance Report"), in a timely manner after final data is collected, but in no event later than ten (10) Working Days after acceptance by Buyer of the Aircraft. The Guarantee Compliance Report shall contain compliance results determined in accordance with this Subparagraph 5.3.

5.3.2 Compliance with the en-route one engine inoperative, takeoff performance and landing distance guarantees will be demonstrated with reference to performance data contained in the approved Flight Manual. Compliance with climb performance and speed will be demonstrated with reference to the IFP Level.

5.3.3 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         a) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         b) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         c) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         d) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         e) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         f) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

5.3.4 The actual (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Aircraft specific range, used for determining compliance with the fuel burn and mission payload guarantees, will be defined as the IFP Level corrected by the Correction Factor.

5.3.5 The actual (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)specific range, used for determining compliance with the fuel burn guarantee, will be defined upon delivery of each individual Aircraft as (CONFIDENTIAL


                                  LA5C (RR)-13

         MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

5.3.6    Compliance with fuel burn guarantees shall be determined as follows:

         (i) with respect to each Aircraft, if its actual (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Aircraft specific range meets the guarantee level set forth in Subparagraph 2.1 of this Part A.

         (ii) with respect to the(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT), if, upon delivery of any Aircraft, the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)specific range meets the guarantee level set forth in Subparagraph 2.2 of this Part A. (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

5.3.7 Compliance with the mission payload guarantee, as defined in Paragraph 3 of this Part A, will be based on the actual individual Aircraft specific range as defined in Subparagraph 5.3.4 of this Part A and the actual Manufacturer's Weight Empty of the applicable Aircraft as determined pursuant to Subparagraph 5.3.8 of this Part A.

5.3.8 Compliance with the weight guarantees set forth in Subparagraphs 4.1 and 4.2 of this Part A shall be demonstrated in a weight compliance report with reference to actual aircraft weighing results.

6.       ADJUSTMENT OF GUARANTEES

         Should any change be made to any law, governmental regulation or requirement or interpretation thereof ("Rule Change") by any governmental agency subsequent to the date of the Agreement, and should such Rule Change (i) more than minimally affect the Aircraft configuration or performance or both, and (ii) be required to obtain the Standard Airworthiness Certificate for the Aircraft, the guarantees set forth herein shall be appropriately modified to reflect the effect(s) of any such Rule Change(s).

7.       EXCLUSIVE GUARANTEES

         The guarantees set forth in this Part A supersede any similar guarantees from Seller that may be stated in the A330-300 Standard Specification or any other document, except for the guarantees set forth in Part B of this Letter Agreement.

8.       REMEDIES

8.1      GENERAL

8.1.1 In the event that the Seller fails to demonstrate compliance by one or more Aircraft (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)with any of the guarantees set forth in this Part A, the Seller shall

                                 LA5C (RR)-14

         (i) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (ii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)



8.1.2 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.1.3 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.1.4 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.1.5 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.1.6 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.2      FUEL BURN

         The Compensation for failure to comply with either the guarantee set forth in Subparagraph 2.1 or Subparagraph 2.2 of this Part A shall be (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.2.1 DEFICIENCY OF (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)AIRCRAFT

         In the event that an (CONFIDENTIAL MATERIAL OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Aircraft fails to comply with the guarantee set forth in Subparagraph
                  2.1 of this Part A, the amount of Compensation (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.2.2    DEFICIENCY OF AIRCRAFT FLEET

         In the event that the (CONFIDENTIAL MATERIAL OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR

                                 LA5C (RR)-15

                  CONFIDENTIAL TREATMENT)fails to comply with the guarantee set forth in Subparagraph 2.2 of this Part A, the amount of Compensation (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.3      PAYLOAD

         The Compensation for failure to comply with either the guarantees set forth in Subparagraph 1.3, Paragraph 3 or Subparagraph 4.2 of Part A of this Letter Agreement shall be (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.3.1    MISSION PAYLOAD RANGE

         In the event that any Aircraft fails to meet the mission payload range guarantee in Paragraph 3 of this Part A, the amount of Compensation (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.3.2    STRUCTURAL USABLE LOAD

         In the event that any Aircraft (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)fail to meet the guarantee levels specified in Subparagraph 4.2 of this Part A, the Compensation shall be(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (i) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (ii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.3.3    TAKE-OFF

         In the event that an Aircraft fails to meet the take-off guarantees set forth in Subparagraph 1.3 of this Part A, the amount of Compensation shall be (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT). The amount of Compensation hereunder shall (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

8.3.4    LANDING

         In the event that an Aircraft fails to meet the landing guarantee set forth in Subparagraph 1.5 of this Part A, the amount of Compensation shall be(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT), provided that the Buyer demonstrates to the Seller that such deficiency adversely impacts the Buyer's operation of the affected Aircraft.

                                 LA5C (RR)-16

8.4      MANUFACTURER'S WEIGHT EMPTY

In the event that the Manufacturer's Weight Empty (MWE) of an (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Aircraft or of the (CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) exceeds the guarantee levels specified in Subparagraph 4.1 of this Part A the amount of Compensation shall be (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

8.5      SPEED

         In the event that an Aircraft fails to meet the speed guarantee set forth in Subparagraph 1.1 of this Part A, the amount of Compensation shall be(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT), subject to the limitations and conditions set forth in Subparagraph 8.8 of this Part A, provided that the Buyer demonstrates to the Seller that such deficiency adversely impacts the Buyer's operation of the affected Aircraft.

8.6      ONE ENGINE INOPERATIVE

         In the event that an Aircraft fails to meet the one engine inoperative guarantee set forth in Subparagraph 1.2 of this Part A, the amount of Compensation shall be(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT), subject to the limitations and conditions set forth in Subparagraph 8.8 of this Part A, provided that the Buyer demonstrates to the Seller that such deficiency adversely impacts the Buyer's operation of the affected Aircraft.

8.7      ALL ENGINE CLIMB

         In the event that an Aircraft fails to meet the all engine climb guarantee set forth in Subparagraph 1.4 of this Part A, the amount of Compensation shall be(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT), subject to the limitations and conditions set forth in Subparagraph 8.8 of this Part A, provided that the Buyer demonstrates to the Seller that such deficiency adversely impacts the Buyer's operation of the affected Aircraft.

8.8      LIMITATIONS AND CONDITIONS

         (i) The Seller shall have the right to review and verify data collected by the Buyer, which is provided to Seller for Seller to perform the calculations of Compensation due hereunder.

         (ii) If at any time following delivery of an Aircraft the Seller restores the required performance level of an Aircraft which has initially failed to meet the performance guarantee requirements of Paragraphs 1, 2, 3 or 4 of this Part A, and the Seller demonstrates compliance for such specific Aircraft in accordance with the applicable compliance provisions of this Part A, all further payments of Compensation required under this Part A with respect to such initial failure shall cease and the Seller shall have no further obligation to the Buyer under this Part A for such initial failure in respect of such Aircraft. Seller shall demonstrate compliance

                                 LA5C (RR)-17
                  by(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT), gathering data and producing a Guarantee Compliance Report which demonstrates compliance for such specific Aircraft in accordance with the applicable compliance provisions of this Part A. The compliance level achieved by such Aircraft shall be taken into account for all (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)calculations for the purposes of this Part A.

         (iii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (iv) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (v) The Seller's maximum liability (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                  (x) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                  (y) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (vi) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)as aforesaid shall be deemed to settle any and all claims and remedies of the Buyer against the Seller under this Part A provided that the Seller has first endeavored to restore the required performance as per Paragraph 8.1.1(i) above, but shall not settle or modify in any respect any other claim or remedy of the Buyer against the Seller. Nothing in this Paragraph 8.8 (vi) shall oblige the Seller to (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                                 LA5C (RR)-18

         PART B                A330-300 (CONFIDENTIAL MATERIAL OMITTED AND
         FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) GUARANTEES

                  Seller hereby extends and grants to Buyer the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)guarantees with respect to the Aircraft set forth in this Part B of this Letter Agreement, subject to the terms, conditions, limitations and restrictions all as hereinafter set out.

                  PREAMBLE

                  A.  Assumptions:

                  The guarantees defined below in this Part B are applicable to each A330-300 Aircraft as described in the A330-300 Standard Specification Ref. G 000 03000 Issue 6 Revision 1, dated 15th July 1998, amended by Specification Change Notices ("SCN") (the "Specification") for:

                      i)       increase of design weights
                               Maximum Taxi Weight:      (CONFIDENTIAL MATERIAL
OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds

                               Maximum Takeoff Weight:   (CONFIDENTIAL MATERIAL
OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds

                               Maximum Landing Weight:   (CONFIDENTIAL MATERIAL
OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds

                               Maximum Zero Fuel Weight: (CONFIDENTIAL MATERIAL
OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds


                      ii)      fitting of:
                               New Rolls-Royce Trent 772B engines

                  These guarantees are comprehensive including the performance of both the airframe and engine in combination.

                      For information only:
                      For establishing uncertified performance these guarantees have been based on the In Flight Performance level relevant at the date of the signature of the Purchase Agreement (the "IFP Level") and consistent with the Aircraft Performance Document (the "Orange Book") ref. AI/CM-T P3342 Issue 3.

                  B.  Definitions:

                                 LA5C (RR)-19

                      (i) For the purpose of this Part B of this Letter Agreement only, the term "Aircraft" is defined as any and all of the A330-300 model aircraft to be acquired by the Buyer under the Agreement.

                      (ii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

1.       GENERAL PROVISIONS

1.1 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

1.2 The (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)Guarantees in this Part B are contingent upon:

          (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

1.3 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (i) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (ii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (ii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (iii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

         (iv) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

2.       FUEL BURN GUARANTEE

                                 LA5C (RR)-20

2.1 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) (expressed as a percentage) determined in accordance with the In-Flight Performance Program (IFP).

2.2 The Seller guarantees to the Buyer that the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) shall not be worse than the IFP Level (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

3.       MISSION PAYLOAD GUARANTEE

         The (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)as stated in Paragraph 2.2 of this Part B shall allow the carrying of a guaranteed payload of not less than:

         (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES
                AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) over an equivalent still air stage distance of (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)nautical miles (assumed representative of (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) for a winter operation) when operated under the conditions described below.

         a) If the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)as stated in Subparagraph 2.2 of this Part B is modified according to Subparagraph 1.3 of this Part B, the above guaranteed payload shall be modified accordingly, using the following relationship:

                (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         b) Available takeoff weight is assumed to be(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) pounds.

         c) The destination airport conditions are such as to allow the required landing weight to be used without performance restrictions and without exceeding the Maximum Landing Weight as defined in Type Specification referenced in the Preamble.

         d)     Conditions and operating rules:
                      Stage             The stage length is defined as the sum
                      Length:           of the distances for climb, cruise, and
                                        descent.

                                 LA5C (RR)-21

                      Takeoff:          The airport altitude is 14 feet.
                                        The takeoff gross weight is
                                        (CONFIDENTIAL MATERIAL OMITTED AND FILED
                                        SEPARATELY WITH THE SECURITIES AND
                                        EXCHANGE COMMISSION PURSUANT TO A
                                        REQUEST FOR CONFIDENTIAL
                                        TREATMENT)pounds.

         Climbout                       Following the takeoff to 800 feet, the
         Maneuver:                      aircraft accelerates to 250 KCAS while
                                        climbing to 1,500 feet above the
                                        departure airport altitude and
                                        retracting flaps and landing gear.

         Climb: The aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.
                                        The aircraft then accelerates to a
                                        climb speed of 330 KCAS.
                                        The climb continues at 330 KCAS until
                                        0.82 Mach number is reached.
                                        The climb continues at 0.82 Mach number
                                        to the initial cruise altitude at a
                                        rate of climb not less than 300 feet
                                        per minute.
                                        The temperature is standard day during
                                        climb.
                                        Maximum climb thrust is used during
                                        climb.

         Cruise:                        The Aircraft cruises at 0.82 Mach
                                        number.
                                        The initial cruise altitude is 35,000
                                        feet.
                                        A step climb or multiple step climb of
                                        4,000 feet altitude may be used when
                                        beneficial to minimize fuel burn.
                                        The temperature is standard day during
                                        cruise.
                                        The cruise thrust is not to exceed
                                        maximum cruise thrust except during a
                                        step climb when maximum climb thrust
                                        may be used.

         Descent: The Aircraft descends from the final cruise altitude at 0.82 Mach number until 330 KCAS is reached.
                                        The descent continues at 330 KCAS to an
                                        altitude of 10,000 feet.
                                        At that altitude the Aircraft
                                        decelerates to 250 KCAS.
                                        The descent continues at 250 KCAS to an
                                        altitude of 1,500 feet above the
                                        destination airport altitude.
                                        Throughout the descent, the cabin
                                        pressure will be controlled to a
                                        maximum rate of descent equivalent to
                                        350 feet per minute at sea level.
                                        The temperature is standard day during
                                        descent.

         Approach and                   The Aircraft decelerates to the final
         Landing Maneuver:              approach speed while extending landing
                                        gear and flaps, then descends and lands.

                                        The destination airport altitude is 841
                                        feet.

         Usable Reserve Fuel:           At the end of approach and landing, an
                                        amount of fuel defined as follows shall
                                        remain in the tanks :

                                        FAR Reserve - 31.5 minutes hold
                                        (representative of 30 minutes hold with
                                        5% mark-up for racetrack pattern) at
                                        1500ft, ISA,at actual Zero Fuel Weight.

                                 LA5C (RR)-22

                                   Alternate - alternate is assumed to be 67 NM
                                   (Rochester, MN). Fuel burn and time include the following:
                                            Fuel for takeoff to operational
                                            climb speed with 2 minutes time
                                            allowance and no distance credit
                                            Optimum climb airspeed for fuel
                                            economy
                                            Cruise at LRC at optimum altitude
                                            Optimum descent airspeed for fuel
                                            economy
                                            Approach and land fuel with 5
                                            minutes time allowance and no
                                            distance credit
                                   (alternate fuel will never be less than fuel to a 15 minute alternate)

                                   International 10% - 10 minutes of fuel at end of cruise altitude, LRC, ISA, actual landing weight.

                                   Contingency (Holding) - 21 minutes hold
                                   representative of 20 minutes hold with 5% mark-up for racetrack pattern), FL150, ISA, actual landing weight.

         Fixed Allowances:         For the purpose of this guarantee and for
                                   the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

                                   Engine Start and Taxi-out: (CONFIDENTIAL
                                        MATERIAL OMITTED AND FILED
                                        SEPARATELY WITH THE SECURITIES AND
                                        EXCHANGE COMMISSION PURSUANT TO A
                                        REQUEST FOR CONFIDENTIAL TREATMENT)
                                        pounds of fuel

                                   Takeoff and Climbout Maneuver:
                                   (CONFIDENTIAL MATERIAL OMITTED AND FILED
                                   SEPARATELY WITH THE SECURITIES AND
                                   EXCHANGE COMMISSION PURSUANT TO A
                                   REQUEST FOR CONFIDENTIAL TREATMENT)
                                   pounds of fuel for mission departure and (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) pounds of fuel for alternate

                                   Approach and Landing Maneuver:
                                   (CONFIDENTIAL MATERIAL OMITTED AND FILED
                                   SEPARATELY WITH THE SECURITIES AND
                                   EXCHANGE COMMISSION PURSUANT TO A
                                   REQUEST FOR CONFIDENTIAL
                                   TREATMENT)pounds of fuel for mission and (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
                                   TREATMENT)pounds of fuel for alternate

                                   Taxi-in (shall be consumed from the
                                   reserve fuel): (CONFIDENTIAL MATERIAL
                                        OMITTED AND FILED SEPARATELY WITH THE
                                        SECURITIES AND EXCHANGE COMMISSION
                                        PURSUANT TO A

                                 LA5C (RR)-23

                                        REQUEST FOR CONFIDENTIAL
                                        TREATMENT)pounds of fuel

         e) The mission payload guarantee is based on an Operating Weight Empty (OWE) composed of the actual Aircraft Fleet average Manufacturer's Weight Empty (MWE) as demonstrated at delivery of the Aircraft Fleet (but in no event more than (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds), plus the following fixed allowances:

                      (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for customer changes
                      (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for operator items
                      (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)pounds for in-service growth


4.       GENERAL GUARANTEE CONDITIONS

4.1      AIRCRAFT CONFIGURATION

         Seller reserves the right to make reasonable and appropriate adjustments to the guarantees in this Part B for any configuration change or deviation from the Specification which is agreed between Buyer and Seller subsequent to the date hereof, provided that any such adjustment is made contemporaneously with such Specification change or deviation.

4.2      COMPLIANCE

4.2.1 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

4.2.2 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         a) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         b) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         c) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                                 LA5C (RR)-24

         d) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

4.2.3 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

4.2.4 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

4.2.5 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

4.2.6 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

4.2.7 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

4.2.8 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

5        REMEDIES

5.1      General

5.1.1 In the event that the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) exceeds the guaranteed levels set forth in Subparagraph 2.2 of this Part B, then the Buyer and the Seller, (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         (i) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         (ii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         (iii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                                 LA5C (RR)-25

5.1.2 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

5.1.3 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

5.2 FUEL BURN-(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

5.2.1    In the event that the (CONFIDENTIAL MATERIAL OMITTED AND FILED
                SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT fails to comply with the guarantee set forth in Subparagraph 2.2 of this Part B, (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

5.2.2 If the Buyer believes the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) is within (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) of the guarantee set forth in Subparagraph 2.2 of this Part B, Buyer shall give prompt written notice thereof. Upon Seller's receipt of any notice that the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) is within (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT ) is within (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) of the guarantee set forth in Subparagraph 2.2 of this Part B, (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

5.3      MISSION PAYLOAD RANGE

         In the event that the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) fails to meet the mission payload range guarantee set forth in Paragraph 3 of this Part B, (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

5.4      LIMITATIONS AND CONDITIONS

         (i) The Seller shall have the right to review and verify data collected by the Buyer, which is provided to Seller for Seller to perform the calculations of compensation due hereunder.

                                 LA5C (RR)-26

         (ii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
         (iii) The Seller's maximum liability for the entire Guarantee Period pursuant to
                  (x) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
                  (y) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

         (iv) The intent of Part B of this Letter Agreement is to provide benefits to the Buyer as a result of the failure of the Buyer's Aircraft to achieve the performance level stipulated in the guarantees set forth in this Part B. It is not the intent, however, to duplicate benefits provided to the Buyer by the Seller under Part A of this Letter Agreement as a result of the same failure. (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (v) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) as aforesaid shall be deemed to settle any and all claims and remedies of the Buyer against the Seller under this Part B, but shall not settle or modify in any respect any other claim or remedy of the Buyer against the Seller.

UNQUOTE

         THIS LETTER AGREEMENT SETS FORTH THE EXCLUSIVE GUARANTEES, WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF AVSA, AND THE EXCLUSIVE REMEDIES AVAILABLE TO NORTHWEST, ARISING FROM (BUT SOLELY TO THE EXTENT ARISING FROM) ANY FAILURE OF ANY AIRCRAFT (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) TO DEMONSTRATE COMPLIANCE WITH ANY OF THE GUARANTEES SET FORTH IN THIS LETTER AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS, ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, ANY OBLIGATION OR LIABILITY OF AVSA OR ANY RIGHT, CLAIM OR REMEDY OF BUYER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM SELLER'S NEGLIGENCE, ACTUAL OR IMPUTED, INTENTIONAL ACT, OR STRICT LIABILITY AND ANY OBLIGATION OR LIABILITY OF SELLER OR ANY RIGHT, CLAIM OR REMEDY OF BUYER FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS PARAGRAPH SHALL REMAIN IN FULL FORCE AND EFFECT AND PROVIDED, FURTHER, THAT NOTHING IN THIS LETTER AGREEMENT SHALL BE DEEMED TO MODIFY, SETTLE, COMPROMISE, LIMIT, RELEASE OR OTHERWISE AFFECT ANY OTHER CLAIM, RIGHT OR REMEDY OF NORTHWEST

                                 LA5C (RR)-27

         AGAINST AVSA OR THE MANUFACTURER. THE GUARANTEES SET FORTH IN THIS LETTER AGREEMENT SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY AVSA AND NORTHWEST.

         ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder shall not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this paragraph shall be void and of no force or effect.




                                 LA5C (RR)-28

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to AVSA.

                                            Very truly yours,

                                            AVSA, S.A.R.L.


                                            By:  /s/ Francois Bensier
                                                 _____________________________

                                            Its: AVSA Chief Executive Officer
                                                 _____________________________


Accepted and Agreed

NORTHWEST AIRLINES, INC.




By:  /s/ Gregory A. May
     ____________________________________

Its: Vice President Aircraft Transactions
     ____________________________________


(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
         EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)





                                 LA5C (RR)-29

                             LETTER AGREEMENT NO. 6


                                                         As of December 21, 2000


Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121

Re:  A330-500

Dear Ladies and Gentlemen:

         Northwest Airlines, Inc. ("Northwest"), and AVSA, S.A.R.L. ("AVSA"), have entered into an Airbus A330 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. The parties hereto have agreed to set forth in this Letter Agreement No. 6 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         The parties hereto agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1.       A330-500 LAUNCH

         Northwest has expressed serious interest in placing future orders for the Converted Firm A330-500 Aircraft, under the terms of Paragraph 3 of Letter Agreement No. 2 to the Agreement. Currently, the A330-500 aircraft is under study with the Manufacturer. In response to Northwest's interest, AVSA shall make reasonable efforts to cause the Manufacturer to launch the A330-500 aircraft into production, subject to the Manufacturer's industrial and commercial constraints and the Manufacturer's board approval. (CONFIDENTIAL MATERIAL

                                                                           LA6-1

         OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
2.       ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder shall not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 2 shall be void and of no force or effect.





                                                                           LA6-2

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return both copies to AVSA.


                                              Very truly yours,

                                              AVSA, S.A.R.L.

                                              By:  /s/ Francois Bensier
                                                   _____________________________

                                              Its: AVSA Chief Executive Officer
                                                   _____________________________

Accepted and Agreed

NORTHWEST AIRLINES, INC.


By:  /s/ Gregory A. May
     ____________________________________

Its: Vice President Aircraft Transactions
     ____________________________________





                                                                           LA6-3

                             LETTER AGREEMENT NO. 7


                                                         As of December 21, 2000


Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121

Re:  MISCELLANEOUS ISSUES

Dear Ladies and Gentlemen:

         Northwest Airlines, Inc. ("Northwest"), and AVSA, S.A.R.L. ("AVSA"), have entered into an Airbus A330 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. The parties hereto have agreed to set forth in this Letter Agreement No. 7 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         The parties hereto agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1. SUBCLAUSE (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         is hereby superseded and replaced by the following quoted provisions:





                                                                           LA7-1

         QUOTE

         (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         UNQUOTE

2. (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

3. (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

4. (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) DELAYS

         (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

5.       ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder shall not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 shall be void and of no force or effect.


         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return both copies to AVSA.


                                              Very truly yours,

                                              AVSA, S.A.R.L.

                                              By:  /s/ Francois Bensier
                                                   _____________________________

                                              Its: AVSA Chief Executive Officer
                                                   _____________________________


                                                                          LA7-2

Accepted and Agreed

NORTHWEST AIRLINES, INC.


By:  /s/ Gregory A. May
     ____________________________________

Its: Vice President Aircraft Transactions
     ____________________________________





                                                                          LA7-3

                             LETTER AGREEMENT NO. 8


                                                         As of December 21, 2000


Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121

Re:  PREDELIVERY PAYMENTS

Dear Ladies and Gentlemen:

         Northwest Airlines, Inc. ("Northwest"), and AVSA, S.A.R.L. ("AVSA"), have entered into an Airbus A330 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. The parties hereto have agreed to set forth in this Letter Agreement No. 8 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         The parties hereto agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1.       PREDELIVERY PAYMENT SCHEDULE

1.1 Predelivery Payments for the Aircraft will be as set forth in the payment schedule below in Subparagraph 1.2. The predelivery payment reference price will be the sum of the Base Price of the Airframe and the Base Price of the Propulsion Systems at January 2000 delivery conditions, escalated at a noncompounded annual rate of (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) to the year of delivery of the applicable Aircraft. The Predelivery Payments are nonrefundable, except as otherwise provided in the

                                                                          LA8-1

         Agreement, and will be paid to AVSA for each Aircraft according to the following schedule.





                                                                          LA8-2

1.2      PREDELIVERY PAYMENT SCHEDULE FOR THE AIRCRAFT


                  PAYMENT                          PAYMENT DATE                   PERCENTAGE OF PREDELIVERY
                                                                                   PAYMENT REFERENCE PRICE
                 --------------------------------------------------------------------------------------------
                                                                                (CONFIDENTIAL MATERIAL
                                                                                      OMITTED AND FILED
                                        On signature of the Agreement, in             SEPARATELY WITH THE
                                        respect of Firm Aircraft, and at              SECURITIES AND
                  1ST                   option exercise, in respect of                EXCHANGE COMMISSION
                                        Option Aircraft                               PURSUANT TO A REQUEST
                                                                                      FOR CONFIDENTIAL
                                                                                      TREATMENT)
                 --------------------------------------------------------------------------------------------
                                        In respect of all Aircraft, no later
                                        than the first Working Day of the
                                        following months
                 --------------------------------------------------------------------------------------------
                                                                                (CONFIDENTIAL MATERIAL OMITTED
                                                                                      AND FILED SEPARATELY
                                                                                      WITH THE SECURITIES AND
                                                                                      EXCHANGE COMMISSION
                  2ND                   month before delivery                         PURSUANT TO A REQUEST
                                                                                      FOR CONFIDENTIAL
                                                                                      TREATMENT)
                 --------------------------------------------------------------------------------------------

                                                                          LA8-3


                 --------------------------------------------------------------------------------------------
                                                                                (CONFIDENTIAL MATERIAL OMITTED
                                                                                      AND FILED SEPARATELY
                                                                                      WITH THE SECURITIES AND
                                                                                      EXCHANGE COMMISSION
                  3RD                   month before delivery                         PURSUANT TO A REQUEST
                                                                                      FOR CONFIDENTIAL
                                                                                      TREATMENT)
                 --------------------------------------------------------------------------------------------
                                                                                (CONFIDENTIAL MATERIAL OMITTED
                                                                                      AND FILED SEPARATELY
                                                                                      WITH THE SECURITIES AND
                                                                                      EXCHANGE COMMISSION
                  4TH                   month before delivery                         PURSUANT TO A REQUEST
                                                                                      FOR CONFIDENTIAL
                                                                                      TREATMENT)
                 --------------------------------------------------------------------------------------------

                                                                          LA8-4


                 --------------------------------------------------------------------------------------------
                                                                                (CONFIDENTIAL MATERIAL OMITTED
                                                                                      AND FILED SEPARATELY
                                                                                      WITH THE SECURITIES AND
                                                                                      EXCHANGE COMMISSION
                                        TOTAL PAYMENT BEFORE DELIVERY                 PURSUANT TO A REQUEST
                                                                                      FOR CONFIDENTIAL
                                                                                      TREATMENT)
                 --------------------------------------------------------------------------------------------

2. (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

2.1      FIRM AIRCRAFT

2.1.1 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

2.1.2 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

2.1.3 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

2.1.4 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                                                                          LA8-5

2.1.5 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

2.2      OPTION AIRCRAFT AND PURCHASE RIGHT AIRCRAFT

2.2.1 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

2.2.2 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

2.2.3 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

2.2.4 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

2.3 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

2.3.1 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

2.3.2 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

2.3.3 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

2.4 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

2.4.1 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)
                                                                          LA8-6

2.4.2 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

2.4.2.1 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                  (i) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                  (ii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                           (1) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                           (2) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                           (3) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                  (iii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                  (iv) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                                                                          LA8-7

2.4.2.2 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

2.5      MISCELLANEOUS

2.5.1 Upon the termination of the Agreement as to an Aircraft either (i) in the circumstances contemplated in Subclauses 10.2, 10.3 or 10.5 of the Agreement, or (ii) in the circumstances contemplated in Subclauses 11.4 or 11.5 of the Agreement, in the event that the (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

2.5.2 Upon the termination of the Agreement by Northwest pursuant to Subclause 21.2 of the Agreement, (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

3.       ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder shall not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 shall be void and of no force or effect.

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return both copies to AVSA.

                                              Very truly yours,

                                              AVSA, S.A.R.L.

                                              By:  /s/ Francois Bensier
                                                   _____________________________

                                              Its: AVSA Chief Executive Officer
                                                   _____________________________

Accepted and Agreed

NORTHWEST AIRLINES, INC.

                                                                          LA8-8

By:  /s/ Gregory A. May
     ____________________________________

Its: Vice President Aircraft Transactions
     ____________________________________





                                                                          LA8-9

                                                                       EXHIBIT 1


(CONFIDENTIAL MATERIAL OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).



































                                                                          LA8-10

                             LETTER AGREEMENT NO. 9


                                                         As of December 21, 2000


Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121


Re:  AIRCRAFT CUSTOMIZATION

Dear Ladies and Gentlemen:

         Northwest Airlines, Inc. ("Northwest"), and AVSA, S.A.R.L. ("AVSA"), have entered into an Airbus A330 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. The parties hereto have agreed to set forth in this Letter Agreement No. 9 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         The parties hereto agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.       AVSA-SUPPLIED  BUYER FURNISHED EQUIPMENT

         Northwest and AVSA agree that the seats, galleys and stowages that are defined as Buyer Furnished Equipment in this Agreement will be converted into Seller Furnished Equipment (the "AVSA-Supplied Buyer Furnished Equipment") as contemplated in Subclause 18.7 of the Agreement. Northwest and AVSA will, as soon as feasible after the date hereof, enter into applicable SCN's with respect to these Buyer Furnished Equipment to Seller Furnished Equipment conversions.(CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY


                                                                           LA9-1

         WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) All other terms and conditions of Subclause
         18.7 of the Agreement will apply.

2 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)CHANGES TO THE STANDARD SPECIFICATION

         The Aircraft will be delivered with

                  (i) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                  (ii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                  (iii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                  (iv) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                  (v) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         Northwest and AVSA will, as soon as feasible after the date hereof, enter into applicable SCN's with respect to the above modifications. AVSA confirms that there will be no additional charge to Northwest with respect to such SCN's.

3.       ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder will not be assigned or transferred in any manner without the prior


                                                                           LA9-2
         written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 will be void and of no force or effect.



































                                                                           LA9-3

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return both copies to AVSA.

                                              Very truly yours,

                                              AVSA, S.A.R.L.

                                              By:  /s/ Francois Bensier
                                                   _____________________________

                                              Its: AVSA Chief Executive Officer
                                                   _____________________________


Accepted and Agreed

NORTHWEST AIRLINES, INC.

By:  /s/ Gregory A. May
     ____________________________________

Its: Vice President Aircraft Transactions
     ____________________________________


                                                                           LA9-4

                             LETTER AGREEMENT NO. 10


                                                         As of December 21, 2000


Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121


Re: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

Dear Ladies and Gentlemen:

         Northwest Airlines, Inc. ("Northwest"), and AVSA, S.A.R.L. ("AVSA"), have entered into an Airbus A330 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other matters, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. Northwest and AVSA have agreed to set forth in this Letter Agreement No. 10 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1. (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

1.1 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

1.2 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)


                                                                          LA10-1

1.3 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

1.4 (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (i) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (ii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

2. (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (i) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (ii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                  (a) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

                  (b) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

     ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder will not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 will be void and of no force or effect.


                                                                          LA10-2

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to AVSA.

                                              Very truly yours,

                                              AVSA, S.A.R.L.

                                              By:  /s/ Francois Bensier
                                                   _____________________________

                                              Its: AVSA Chief Executive Officer
                                                   _____________________________


Accepted and Agreed

NORTHWEST AIRLINES, INC.

By:  /s/ Gregory A. May
     ____________________________________

Its: Vice President Aircraft Transactions
     ____________________________________


                                                                          LA10-3

                             LETTER AGREEMENT NO. 11


                                                         As of December 21, 2000


Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121


Re: (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

Dear Ladies and Gentlemen:

         Northwest Airlines, Inc. ("Northwest"), and AVSA, S.A.R.L. ("AVSA"), have entered into an Airbus A330 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. The parties hereto have agreed to set forth in this Letter Agreement No. 11 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         The parties hereto agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.       EXCUSABLE DELAY

         In the event AVSA does not deliver an Aircraft during its original scheduled delivery month due to circumstances constituting an Excusable Delay, (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)


                                                                          LA11-1

         (i) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         (ii) (ii) (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

2.       INEXCUSABLE DELAY

         In the event AVSA does not deliver an Aircraft during its original scheduled delivery month due to circumstances not constituting an Excusable Delay, (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

3. (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

3.1      FIRM AIRCRAFT

         (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         UNQUOTE

3.2      OPTION AIRCRAFT AND PURCHASE RIGHT AIRCRAFT

         (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         QUOTE

         (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITHTHE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

         UNQUOTE


                                                                          LA11-2

4. (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT)

5.       PRICE ADJUSTMENT

         If AVSA selects a substitute index by pursuant to Subparagraph 5.1 of Exhibit D to the Agreement, it will be one that is generally applied to other customers and not applied solely to the Agreement.

6.       ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder will not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 6 will be void and of no force or effect.

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return both copies to AVSA.

                                              Very truly yours,

                                              AVSA, S.A.R.L.

                                              By:  /s/ Francois Bensier
                                                   _____________________________

                                              Its: AVSA Chief Executive Officer
                                                   _____________________________


Accepted and Agreed

NORTHWEST AIRLINES, INC.

By:  /s/ Gregory A. May
     ____________________________________

Its: Vice President Aircraft Transactions
     ____________________________________


                                                                          LA11-3